                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                  CORPEXEC VUL

               CORPORATE EXECUTIVE SERIES VARIABLE UNIVERSAL LIFE

                            PROSPECTUS--MAY 1, 2005

     A FLEXIBLE PREMIUM CORPORATE SPONSORED VARIABLE LIFE INSURANCE POLICY
                          OFFERED TO INDIVIDUALS UNDER
     NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

This Prospectus describes three Series of the Corporate Executive Series Variable Universal Life insurance policies. CorpExec VUL II is a policy NYLIAC offered for sale prior to October 1, 2003. CorpExec VUL II will continue to be offered to new policyowners where CorpExec VUL III or CorpExec VUL IV is not yet available. CorpExec VUL III is a policy NYLIAC offered for sale to new policyowners prior to September 1, 2004 and began accepting applications and premium payments beginning October 1, 2003, where approved. CorpExec VUL III will continue to be offered to new Insureds of existing corporate sponsored plans ("Plans") or where CorpExec VUL IV is not yet available. CorpExec VUL IV is a policy for which NYLIAC began accepting applications and premium payments beginning September 1, 2004, where approved. Unless otherwise indicated, all information in this prospectus applies to CorpExec VUL II, CorpExec VUL III, and CorpExec VUL IV. In addition, unless otherwise indicated, all information in this prospectus specifically pertaining to CorpExec VUL III also applies to CorpExec VUL IV.

    You can send policy premiums and service requests to Us at the following addresses:

PREMIUM REMITTANCE CENTER:                    SERVICE OFFICE:
  New York Life Insurance and Annuity         New York Life Insurance and Annuity
    Corporation                                 Corporation
  Attention: Executive Benefits               NYLIFE Distributors, LLC
  P.O. Box 930652                             Attention: Executive Benefits
  Kansas City, MO 64193-0652                  11400 Tomahawk Creek Parkway,
  Telephone: (913) 906-4000                   Suite 200
                                              Leawood, KS 66211
                                              Telephone: (913) 906-4000

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board or any other agency.

     This life insurance policy is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information ("SAI") other than as contained in these materials or any attached supplements to them or in any supplemental sales material We authorize.

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
Summary of Benefits and Risks........     4
  Benefits...........................     4
  Risks..............................     6
Table of Fees and Expenses...........     9
Definitions..........................    16
Management and Organization..........    18
     Insurer.........................    18
     Your Policy.....................    18
     About the Separate Account......    18
Our Rights...........................    19
     The Fixed Account...............    20
     Interest Crediting..............    20
     How to Reach Us for Policy
       Services......................    21
     Funds and Eligible Portfolios...    21
     Investment Return...............    28
     Performance Calculations........    28
     Voting..........................    29
Charges Associated with the Policy...    29
  Deductions from Premiums...........    29
     Sales Expense Charges...........    30
     State Tax Charge................    31
     Federal Tax Charge..............    31
  Deductions from Accumulation Value
     and Fixed Account Value.........    31
     Monthly Contract Charge.........    32
     Charge for Cost of Insurance....    32
     Rider Charges...................    33
     Loan Charges....................    33
  Separate Account Charges...........    34
     Mortality and Expense Risk
       Charge........................    34
     Charges for Federal Income
       Taxes.........................    34
  Fund Charges.......................    34
  Transaction Charges................    34
     Partial Withdrawal Charge.......    34
     Transfer Charge.................    34
  How the Policy Works...............    35
Description of the Policy............    38
  The Parties........................    38
     Policyowner.....................    38
     Insured.........................    38
     Beneficiary.....................    38
  The Policy.........................    38
     How the Policy is Available.....    38
     Policy Premiums.................    39
     Cash Value......................    39
     Cash Surrender Value............    39
     Alternative Cash Surrender
       Value.........................    39
     Investment Divisions and the
       Fixed Account.................    39
     Amount in the Separate
       Account.......................    40
     Determining the Value of an
       Accumulation Unit.............    40

                                        PAGE
                                        ----
     Amount in the Fixed Account.....    41
     Transfers Among Investment
       Divisions and the Fixed
       Account.......................    41
     Limits on Transfers.............    42
  Additional Benefits through
     Riders..........................    44
     Supplementary Term Rider........    44
     Level Term Rider................    45
     Term Rider vs. Base Policy
       Coverage......................    46
  Options Available at No Additional
     Charge..........................    47
     Dollar-Cost Averaging...........    47
     Automatic Asset Reallocation....    48
     Tax-Free "Section 1035"
       Insurance Policy Exchanges....    48
     24 Month Exchange Privilege.....    48
Premiums.............................    49
     Risk of Minimally Funded
       Policies......................    49
     Timing and Valuation............    50
     Free Look.......................    50
     Premium Payments................    50
     Premium Payments Returned for
       Insufficient Funds............    51
Policy Payment Information...........    51
     When Life Insurance Coverage
       Begins........................    51
     Changing the Face Amount of Your
       Policy........................    51
     Policy Proceeds.................    52
     Payees..........................    52
     When We Pay Policy Proceeds.....    53
     Payment Options.................    54
     Electing or Changing a Payment
       Option........................    55
     Life Insurance Benefit
       Options.......................    55
     Selection of Life Insurance
       Benefit Table.................    56
     Effect of Investment Performance
       on the Death Benefit..........    57
     Changing Your Life Insurance
       Benefit Option................    57
Additional Policy Provisions.........    58
     Change of Ownership.............    58
     Records and Reports.............    58
     Limits on Our Rights to
       Challenge Your Policy.........    58
     Suicide.........................    59
     Misstatement of Age or Sex......    59
     Assignment......................    59
Partial Withdrawals and Surrenders...    59
  Partial Withdrawals................    59
  Surrenders.........................    61
     Cash Value......................    61
     Cash Surrender Value............    61
     Alternative Cash Surrender
       Value.........................    61

                                        PAGE
                                        ----
     Requesting a Surrender..........    63
     When the Surrender is
       Effective.....................    64
Loans................................    64
     Loan Account....................    64
     Interest on Value in Loan
       Account.......................    64
     Loan Interest...................    65
     Loan Repayment..................    65
     The Effect of a Policy Loan.....    66
Termination and Reinstatement........    66
     Late Period.....................    66
     Reinstatement Option............    67
Federal Income Tax Considerations....    67
     Our Intent......................    67
     Tax Statutes of NYLIAC and the
       Separate Account..............    68
     Charges for Taxes...............    68
     Diversification Standards and
       Control Issues................    68
     Life Insurance Status of the
       Policy........................    69

                                        PAGE
                                        ----
     Modified Endowment Contract
       Status........................    70
     Policy Surrenders and Partial
       Withdrawals...................    71
     Policy Loans and Interest
       Deductions....................    71
     Corporate Owners................    72
     Exchanges or Assignments of
       Policies......................    72
     Reasonableness Requirement for
       Charges.......................    72
     Other Tax Issues................    73
     Qualified Plans.................    73
     Withholding.....................    73
Distribution and Compensation
  Arrangements.......................    73
Legal Proceedings....................    74
Records and Reports..................    75
Financial Statements.................    75
State Variations.....................    76
Appendix A Illustration..............   A-1
Obtaining Additional Information.....    77

     THE POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY JURISDICTION WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. NYLIAC DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS, OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS, OR IN ANY SUPPLEMENTAL SALES MATERIAL NYLIAC PRODUCES.

     IN CERTAIN JURISDICTIONS, DIFFERENT PROVISIONS MAY APPLY TO THE POLICY. PLEASE REFER TO THE POLICY OR ASK YOUR REGISTERED REPRESENTATIVE FOR DETAILS REGARDING YOUR PARTICULAR POLICY.

                         SUMMARY OF BENEFITS AND RISKS

     The following is a brief summary of certain features of NYLIAC Corporate Executive Series Variable Universal Life insurance ("CorpExec VUL"). More complete and detailed information regarding these features is discussed later in this prospectus and in the SAI.

                                    BENEFITS

PROTECTION

     CorpExec VUL offers permanent life insurance protection which can, over time, become a valuable asset. We designed CorpExec VUL to provide insurance protection for group or sponsored arrangements.

     CorpExec VUL provides permanent life insurance coverage with the opportunity for tax-deferred Cash Value accumulation. Premium payments, less any applicable charges, are added to the Investment Divisions according to your instructions. The investment return of the policy is based on:

     -- the Accumulation Units held in each Investment Division for that policy;

     -- the investment experience of each Investment Division as measured by its actual net rate of return;

     -- the interest rate credited on amounts held in the Fixed Account; and

     -- the interest rate credited on amounts held in the Loan Account, if any.

     With CorpExec VUL, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate insurance policy.

FLEXIBLE PREMIUMS

     CorpExec VUL premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the initial minimum premium payment, there are no required premiums. As long as the Cash Value is sufficient to cover the policy's monthly deductions, you can increase, decrease, or stop making premium payments to meet your changing needs.

LIQUIDITY THROUGH LOANS

     Using the policy as sole security, the policyowner may make a request to borrow any amount up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Value, less (ii) any Policy Debt.

LIQUIDITY THROUGH WITHDRAWALS

     You can also withdraw an amount up to the Cash Value of your policy within limits. Partial withdrawals will reduce the policy's Cash Value, the Alternate Cash Surrender Value and the Cumulative Premium Amount and can reduce your Life Insurance Benefit. We will not allow a partial withdrawal for an amount that would cause your policy to fall below the policy's minimum Face Amount. Certain charges will apply. Partial withdrawals can result in a taxable event.

ALLOCATION ALTERNATIVES

     After We deduct the sales expense, state tax, and federal tax charges from your premium, the policyowner may allocate the remaining amount among up to any 20 of 56 Allocation Alternatives. The Allocation Alternatives consist of 55 Investment Divisions and the Fixed Account. You can change Allocation Alternatives while your policy is in force.

CHANGE THE AMOUNT OF COVERAGE

     With CorpExec VUL, you are able to increase or decrease the policy's Face Amount. Increases are subject to underwriting. Contestability and Suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will also result in additional cost of insurance charges and a new seven year testing period for modified endowment contract status. We can limit any increase in the Face Amount of your policy. Under certain circumstances, it may be advantageous to increase your term insurance rider rather than increasing your Face Amount under your policy.

THREE LIFE INSURANCE BENEFIT OPTIONS

     CorpExec VUL offers three different Life Insurance Benefit options that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the death benefit will be paid.

     -- Option 1--a death benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the Internal Revenue Code, as amended.

     -- Option 2--a benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the Internal Revenue Code, as amended.

     -- Option 3--a benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the Internal Revenue Code, as amended.

     Under these options, if the Insured dies on or after the Policy Anniversary on which the Insured is Age 100, the Life Insurance Benefit will be equal to the Alternative Cash Surrender Value, less any Policy Debt.

AUTOMATED INVESTMENT FEATURES

     There are two administrative features available to help you manage the policy's Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation and Dollar Cost Averaging.

OPTIONAL RIDERS

     CorpExec VUL offers additional insurance coverage and other benefits through two optional riders, the Supplementary Term Rider and the Level Term Rider. These riders have costs associated with them.

A HIGHLY RATED COMPANY

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a subsidiary of New York Life Insurance Company ("NYLIC"). NYLIC has more than 150 years of experience in the offering of insurance products, and is a highly rated insurer. Ratings reflect only the firm's General Account, applicable to the Fixed Account, and are not applicable to the Investment Divisions.

                                     RISKS

INVESTMENT RISK

     While you have the potential for a higher rate of return than with a fixed rate policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objective.

RISK OF TERMINATION (ESPECIALLY ON MINIMALLY-FUNDED POLICIES)

     The policy does not automatically terminate if the policyowner does not pay the planned premiums. PAYMENT OF THESE PREMIUMS, HOWEVER, DOES NOT GUARANTEE THE POLICY WILL REMAIN IN FORCE.

     Depending on the timing and degree of fluctuations in actual investment returns, the Cash Surrender Value will also fluctuate. A lower Cash Surrender Value, under certain circumstances, could result in the lapse of the policy unless the policyowner makes additional premium payments to keep the policy in force. The policy terminates only when and if the Cash Surrender Value less any Policy Debt is insufficient to pay the charges deducted on each Monthly Deduction Day and the late period expires without sufficient payment.

     If, on a Monthly Deduction Day, the Cash Surrender Value less any Policy Debt is less than the amount of the charges to be deducted for the next policy month, the policy will go into default status. The policy will continue for a late period of 62 days beginning with the current Monthly Deduction Day. If We do not receive a premium sufficient to take the policy out of default status before the end of the late period, the policy will lapse and terminate, and there will be no Cash Value or death benefit. Note that "termination" and "lapse" have the same meaning and effect throughout this prospectus.

     We will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records, at least 31 days before the end of the late period. During the late period, the policy remains in force. If the Insured dies during the late period, We will pay the death benefit. However, these proceeds will be reduced by the amount of any Policy Debt and the amount of the charges to be deducted on each Monthly Deduction Day from the beginning of the late period through the policy month in which the Insured dies.

     There will be no more benefits under the policy once it terminates. However, a policyowner can apply to reinstate the policy (and optional riders, if elected when the policy was the first purchased) under certain circumstances. See "Termination and Reinstatement--Reinstatement Option."

POTENTIAL FOR INCREASED CHARGES

     The actual charges deducted reflect those shown as current charges on your policy. However, We have the right to increase those charges at any time up to the amount shown as the guaranteed maximum. In addition, We may increase the amount We deduct as a federal or state tax charge to reflect changes in tax law. However, the actual charges will never exceed the guaranteed charges. (See "Table of Fees and Expenses" for more information.)

RISK OF TERMINATION FROM POLICY LOANS

     The larger the loan becomes relative to the policy's Cash Value, the greater the risk that the policy's remaining Cash Value will not be sufficient to support the policy's charges and expenses, including any loan interest due, and the greater the risk of the policy terminating. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan.

     A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate charged on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater its effect on your Cash Value is likely to be. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

TAX RISKS

     The section of this prospectus entitled "Federal Income Tax Considerations" describes a number of tax issues that may arise in connection with the Policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable life insurance contracts in a manner that could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) the possibility that the policy may not qualify as life insurance under the federal tax law after the Insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; and (5) the potential that corporate ownership of a policy may affect its exposure to the corporate alternative minimum tax.

PORTFOLIO RISKS

     A discussion of the risks of allocating cash value to each Fund can be found in that Fund's prospectus.

POTENTIALLY HARMFUL TRANSFER ACTIVITY

     This policy is not designed as a vehicle for market timing. Generally, We require that all transfer requests must be submitted in writing through the U.S. mail or an overnight carrier. In connection with deferred compensation plans, however, We may permit, in certain limited circumstances, transfer requests to be submitted by fax transmission (see "Limits on Transfers" for more information). We cannot guarantee that this limit will be effective at preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

     -- Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

     -- increased administrative and Fund brokerage expenses

     -- dilution of the interests of long-term investors

     An underlying Fund portfolio may reject any order from Us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See "Limits on Transfers" for more information on the risks of frequent trading.)

                           TABLE OF FEES AND EXPENSES

     The following tables describe the fees and expenses that you will pay when buying and owning the policy. The first table describes the fees and expenses that you will pay at the time that you purchase the policy, make a partial withdrawal, or transfer cash value between investment options.

CORPEXEC VUL II:
                                TRANSACTION FEES

                                           WHEN CHARGE
                 CHARGE                    IS DEDUCTED                             AMOUNT DEDUCTED
   Sales Expense Charge                    When premium      Current: 13.75%(1)
    Imposed on Premium Payments paid    payment is applied   Guaranteed Maximum: 14%(2)
    up to the Target Premium (as a %      up to age 100
    of premium payments)
   Sales Expense Charge                    When premium      Current: 1.25%(3)
    Imposed on Premium Payments paid    payment is applied   Guaranteed Maximum: 3.00%
    over the Target Premium (as a %       up to Age 100
    of premium payment)
   Premium Taxes (as a % of premium        When premium      All taxes may vary over time
    payment)                            payment is applied   Current: 2% of all premium payments
    State Tax                             up to age 100      Guaranteed maximum: 2%, subject to tax law changes
    Federal Tax                                              Current: 1.25% of all premium payments
                                                             Guaranteed maximum: 1.25%, subject to tax law changes
   Transfer Charge                          At time of       Current: No charge
                                             transfer        Guaranteed Maximum: $30 per transfer after 12 transfers in a Policy Year.
   Partial Withdrawal Charge                At time of       Current: no charge
                                            withdrawal       Guaranteed Maximum: $25

(1) Current sales expense charges for premium payments paid up to the Target Premium are reduced to 9.75% in Policy Years 2-7; 2.75% in Policy Years 8-10; and 1.75% in Policy Years 11 and beyond.

(2) Guaranteed maximum sales expense charges for premiums paid up to the Target Premium are reduced to 10% in Policy Years 2-7; and 5% in Policy Years 8 and beyond.

(3) Current sales expense charges for premium payments paid over the Target Premium are reduced to 0.75% in Policy Years 2-7; and 0.25% in Policy Years 8 and beyond.

CORPEXEC VUL III AND CORPEXEC VUL IV:
                                TRANSACTION FEES

                                           WHEN CHARGE
                 CHARGE                    IS DEDUCTED                             AMOUNT DEDUCTED
   Sales Expense Charge                    When premium      Current: 10.75%(1)
    Imposed on Premium Payments paid    payment is applied   Guaranteed Maximum: 14%(2)
    up to the Target Premium (as a %      up to age 100
    of premium payments)
   Sales Expense Charge                    When premium      Current: 0
    Imposed on Premium Payments paid    payment is applied   Guaranteed Maximum: 3.00%
    over the Target Premium (as a %       up to age 100
    of premium payment)
   State Premium Taxes                     When premium      All taxes may vary over time
    Imposed on Premium Payments paid    payment is applied   Current: 2% of all premium payments
    up to the Target Premium (as a %      up to age 100      Guaranteed maximum: 2%, subject to tax law changes
    of premium payment)
   State Premium Taxes                     When premium      All taxes may vary over time
    Imposed on Premium Payments paid    payment is applied   Current: 1.75% of all premium payments
    over the Target Premium (as a %       up to age 100      Guaranteed maximum: 2%, subject to tax law changes
    of premium payment)
   Federal Premium Taxes (as a % of        When premium      Current: 1.25% of all premium payments
    premium payment)                    payment is applied   Guaranteed maximum: 1.25%, subject to tax law changes
                                          up to age 100
   Transfer Charge                          At time of       Current: No charge
                                             transfer        Guaranteed Maximum: $30 per transfer after 12 transfers in a Policy Year.
   Partial Withdrawal Charge                At time of       Current: no charge
                                            withdrawal       Guaranteed Maximum: $25

(1) Current sales expense charges for premium payments paid up to the Target Premium are reduced to 5.75% in Policy Years 2-5; 4.75% in Policy Years 6-7; and 1.75% in Policy Years 8 and beyond.

(2) Guaranteed maximum sales expense charges for premiums paid up to the Target Premium are reduced to 10% in Policy Years 2-7; and 5% in Policy Years 8 and beyond.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund's fees and expenses.

             PERIODIC CHARGES OTHER THAN FUNDS' OPERATING EXPENSES

                                           WHEN CHARGE
                 CHARGE                    IS DEDUCTED                             AMOUNT DEDUCTED
   Cost of Insurance Charge(1)             Each Monthly      Guaranteed Maximum: $83.33 per $1,000 of Net Amount at
                                          Deduction Day      Risk(2)
                                        applied to Age 100
                                                             Guaranteed Minimum: $0.13 per $1,000 of Net Amount at Risk
                                                             Representative Insured (Male, Age 45-Non-Smoker, Guaranteed
                                                             Issue): $0.38 per $1,000 of Net Amount at Risk
   Monthly Contract Charge                 Each Monthly      CorpExec VUL II:
                                          Deduction Day
                                        applied to Age 100   Current: $5.00 ($60.00 annually)
                                                             Guaranteed Maximum: $9.00 ($108.00 annually)
                                                             CorpExec VUL III and IV:
                                                             Current: $0.00 Policy Year 1, $5.00 thereafter ($60.00
                                                             annually)
                                                             Guaranteed Maximum: $9.00 ($108.00 annually)
   Mortality and Expense Risk Charge          Daily          CorpExec VUL II:
    (as a % of the average daily
    Accumulation Value)                                      Current: 0.25%
                                                             Guaranteed Maximum: 0.90%
                                             Monthly         CorpExec VUL III and IV:
                                                             Current: 0.25% Policy Year 1, 0.45% Policy Years 2-25,
                                                             0.25% thereafter
                                                             Guaranteed Maximum: 0.90%
   RIDERS
   Supplementary Term Rider(1)            Monthly until      Guaranteed Maximum: $41.71 per $1,000 of term insurance
                                          rider expires      benefit.
                                                             Guaranteed Minimum: $0.07 per $1,000 of term insurance
                                                             benefit.
                                                             Representative Insured (Male, Age 45-Non-Smoker, Guaranteed
                                                             Issue): $0.36 per $1,000 of term insurance benefit.
   Level Term Rider(1)                    Monthly until      Guaranteed Maximum: $41.71 per $1,000 of term insurance
                                          rider expires      benefit.
                                                             Guaranteed Minimum: $0.07 per $1,000 of term insurance face amount.
                                                             Representative Insured (Male, Age 45-Non-Smoker, Guaranteed
                                                             Issue): $0.36 per $1,000 of term insurance face amount.
   Loan Interest                        Monthly while loan   Current and Guaranteed Maximum: 6.00%
                                            balance is
                                           outstanding

(1) This cost varies based on characteristics of the Insured and the charge shown may not be representative of the charge you will pay. To obtain more information about particular Cost of Insurance and other charges as they apply to your policy, please contact your Registered Representative.

(2) "Net Amount at Risk" is equal to the Life Insurance Benefit minus the policy's Alternative Cash Surrender Value. See "Life Insurance Benefit Options" for more information.

     The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2004. Fund expenses may be higher or lower in the future. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund.

FUND ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)

                                                                     MINIMUM                    MAXIMUM
                                                                     -------                    -------
   Total Annual Fund Companies' Operating Expenses(2)....             0.10%                      5.00%
   -------------------------------------------------------------------------------------------------------------

 (1) Expressed as a percentage of average net assets for the fiscal year ended December 31, 2004. This information is provided by the Funds and their agents. The information is based on 2004 expenses, and it may reflect estimated charges. We have not verified the accuracy of this information.
 (2) Expenses that are deducted from Fund Company assets, including management fees, distribution fees, service fees 12b-1 fees, and other expenses.

                              FUND ANNUAL EXPENSES

     The following chart reflects fees and charges that are provided by the Funds or their agents. The percentage figures are based on 2004 expenses and may reflect estimated charges:

                                                 MAINSTAY VP                      MAINSTAY VP                    MAINSTAY VP
                                                    BASIC         MAINSTAY VP       CAPITAL       MAINSTAY VP       COMMON
                                                   VALUE--          BOND--       APPRECIATION--      CASH          STOCK--
                                               INITIAL CLASS**   INITIAL CLASS   INITIAL CLASS    MANAGEMENT    INITIAL CLASS
                                               ---------------   -------------   --------------   -----------   -------------
FUND ANNUAL EXPENSES
  (as a % of average net assets for the
  fiscal year ended December 31, 2004)(b)
  Advisory Fees..............................       0.60%(a)         0.25%           0.36%           0.25%          0.25%
  Administration Fees........................       0.20%            0.20%           0.20%           0.20%          0.20%
  12b-1 Fees.................................       0.00%            0.00%           0.00%           0.00%          0.00%
  Other Expenses.............................       0.16%            0.09%           0.09%           0.10%          0.08%
  Total Fund Annual Expenses.................       0.96%            0.54%           0.65%           0.55%          0.53%


                                                MAINSTAY VP     MAINSTAY VP
                                               CONVERTIBLE--   GOVERNMENT--
                                               INITIAL CLASS   INITIAL CLASS
                                               -------------   -------------
FUND ANNUAL EXPENSES
  (as a % of average net assets for the
  fiscal year ended December 31, 2004)(b)
  Advisory Fees..............................      0.36%           0.30%
  Administration Fees........................      0.20%           0.20%
  12b-1 Fees.................................      0.00%           0.00%
  Other Expenses.............................      0.10%           0.09%
  Total Fund Annual Expenses.................      0.66%           0.59%

                                                                   MAINSTAY VP
                                                                   HIGH YIELD      MAINSTAY VP      MAINSTAY VP     MAINSTAY VP
                                                 MAINSTAY VP        CORPORATE        INCOME &      INTERNATIONAL      MID CAP
                                                   GROWTH--          BOND--          GROWTH--        EQUITY--         CORE--
                                               INITIAL CLASS***   INITIAL CLASS   INITIAL CLASS*   INITIAL CLASS   INITIAL CLASS
                                               ----------------   -------------   --------------   -------------   -------------
FUND ANNUAL EXPENSES
  (as a % of average net assets for the
  fiscal year ended December 31, 2004)(b)
  Advisory Fees..............................       0.50%             0.30%           0.50%            0.60%           0.85%(d)
  Administration Fees........................       0.20%             0.20%           0.20%            0.20%           0.00%(d)
  12b-1 Fees.................................       0.00%             0.00%           0.00%            0.00%           0.00%
  Other Expenses.............................       0.15%             0.09%           0.20%            0.19%           0.19%
  Total Fund Annual Expenses.................       0.85%             0.59%           0.90%            0.99%           1.04%(c)


                                                MAINSTAY VP     MAINSTAY VP
                                                  MID CAP         MID CAP
                                                 GROWTH--         VALUE--
                                               INITIAL CLASS   INITIAL CLASS
                                               -------------   -------------
FUND ANNUAL EXPENSES
  (as a % of average net assets for the
  fiscal year ended December 31, 2004)(b)
  Advisory Fees..............................      0.75%(d)        0.70%(d)
  Administration Fees........................      0.00%(d)        0.00%(d)
  12b-1 Fees.................................      0.00%           0.00%
  Other Expenses.............................      0.13%           0.11%
  Total Fund Annual Expenses.................      0.88%(c)        0.81%(c)

                                                                                                     ALGER
                                                                                                   AMERICAN         ALGER
                                                MAINSTAY VP       MAINSTAY VP                      LEVERAGED       AMERICAN
                                                 SMALL CAP          S&P 500         MAINSTAY VP    ALLCAP--         SMALL
                                                 GROWTH--         INDEX(R)--          VALUE--       CLASS O    CAPITALIZATION--
                                               INITIAL CLASS   INITIAL CLASS(A)    INITIAL CLASS    SHARES      CLASS O SHARES
                                               -------------   ----------------    -------------   ---------   ----------------
FUND ANNUAL EXPENSES
  (as a % of average net assets for the
  fiscal year ended December 31, 2004)(b)
  Advisory Fees..............................      0.90%(d)          0.10%             0.36%         0.85%          0.85%
  Administration Fees........................      0.00%(d)          0.20%             0.20%         0.00%          0.00%
  12b-1 Fees.................................      0.00%             0.00%             0.00%         0.00%          0.00%
  Other Expenses.............................      0.14%             0.09%             0.09%         0.12%          0.12%
  Total Fund Annual Expenses.................      1.04%(c)          0.39%             0.65%         0.97%          0.97%


                                                AMERICAN     CALVERT
                                                CENTURY      SOCIAL
                                               VP VALUE--   BALANCED
                                                CLASS II    PORTFOLIO
                                               ----------   ---------
FUND ANNUAL EXPENSES
  (as a % of average net assets for the
  fiscal year ended December 31, 2004)(b)
  Advisory Fees..............................    0.83%(e)    0.425%
  Administration Fees........................    0.00%       0.275%
  12b-1 Fees.................................    0.25%        0.00%
  Other Expenses.............................    0.00%        0.21%
  Total Fund Annual Expenses.................    1.08%        0.91%(b)

                                                                                                    FIDELITY(R)
                                                 DREYFUS IP      DREYFUS VIF                            VIP         FIDELITY(R)
                                                 TECHNOLOGY       DEVELOPING     FIDELITY(R) VIP      EQUITY-           VIP
                                                  GROWTH--         LEADERS       CONTRAFUND(R)--     INCOME--        GROWTH--
                                               INITIAL SHARES   INITIAL SHARES    INITIAL CLASS    INITIAL CLASS   INITIAL CLASS
                                               --------------   --------------   ---------------   -------------   -------------
FUND ANNUAL EXPENSES
  (as a % of average net assets for the
  fiscal year ended December 31, 2004)(b)
  Advisory Fees..............................      0.75%            0.75%             0.57%            0.47%           0.58%
  Administration Fees........................      0.00%            0.00%             0.00%            0.00%           0.00%
  12b-1 Fees.................................      0.00%            0.00%             0.00%            0.00%           0.00%
  Other Expenses.............................      0.10%            0.04%             0.11%            0.11%           0.10%
  Total Fund Annual Expenses.................      0.85%            0.79%             0.68%(f)         0.58%(f)        0.68%(f)


                                                FIDELITY(R)    FIDELITY(R) VIP
                                                    VIP          INVESTMENT
                                                INDEX 500--     GRADE BOND--
                                               INITIAL CLASS    INITIAL CLASS
                                               -------------   ---------------
FUND ANNUAL EXPENSES
  (as a % of average net assets for the
  fiscal year ended December 31, 2004)(b)
  Advisory Fees..............................      0.10%            0.43%
  Administration Fees........................      0.00%            0.00%
  12b-1 Fees.................................      0.00%            0.00%
  Other Expenses.............................      0.00%            0.13%
  Total Fund Annual Expenses.................      0.10%(g)         0.56%

------------
  * Formerly MainStay VP American Century Income & Growth--Initial Class
 ** Formerly MainStay Dreyfus Large Company Value--Initial Class
*** Formerly MainStay VP Eagle Asset Management Growth Equity--Initial Class

                                                                                                                   JANUS
                                                                                                   JANUS           ASPEN
                                                                                                   ASPEN          SERIES
                                                FIDELITY(R)     FIDELITY(R)     FIDELITY(R)       SERIES          MID CAP
                                                    VIP             VIP          VIP VALUE      BALANCED--       GROWTH--
                                                 MID CAP--      OVERSEAS--     STRATEGIES--    INSTITUTIONAL   INSTITUTIONAL
                                               INITIAL CLASS   INITIAL CLASS   INITIAL CLASS      SHARES          SHARES
                                               -------------   -------------   -------------   -------------   -------------
FUND ANNUAL EXPENSES
  (as of % of average net assets for the
  fiscal year ended December 31, 2004)(b)
  Advisory Fees..............................      0.57%           0.72%           0.57%           0.55%           0.64%
  Administration Fees........................      0.00%           0.00%           0.00%           0.00%           0.00%
  12b-1 Fees.................................      0.00%           0.00%           0.00%           0.00%           0.00%
  Other Expenses.............................      0.14%           0.19%           0.14%           0.01%           0.01%
  Total Fund Annual Expenses.................      0.71%(f)        0.91%(f)        0.71%(h)        0.56%(i)        0.65%(i)


                                                JANUS ASPEN
                                                  SERIES          LAZARD
                                                 WORLDWIDE      RETIREMENT
                                                 GROWTH--      INTERNATIONAL
                                               INSTITUTIONAL      EQUITY
                                                  SHARES         PORTFOLIO
                                               -------------   -------------
FUND ANNUAL EXPENSES
  (as of % of average net assets for the
  fiscal year ended December 31, 2004)(b)
  Advisory Fees..............................      0.60%           0.75%
  Administration Fees........................      0.00%           0.00%
  12b-1 Fees.................................      0.00%           0.25%
  Other Expenses.............................      0.03%           0.40%
  Total Fund Annual Expenses.................      0.63%(i)        1.40%(j)

                                                                                                              MORGAN     MORGAN
                                                                                                             STANLEY    STANLEY
                                                                                                               UIF        UIF
                                               LORD ABBETT      MFS(R)          MFS(R)                       EMERGING   EMERGING
                                                 MID-CAP       INVESTORS          NEW           MFS(R)       MARKETS    MARKETS
                                                  VALUE         TRUST--       DISCOVERY--     UTILITIES--     DEBT--    EQUITY--
                                                PORTFOLIO    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   CLASS I    CLASS I
                                               -----------   -------------   -------------   -------------   --------   --------
FUND ANNUAL EXPENSES
  (as of % of average net assets for the
  fiscal year ended December 31, 2004)(b)
  Advisory Fees..............................     0.75%          0.75%           0.90%           0.75%        0.75%      1.25%
  Administration Fees........................     0.00%          0.00%           0.00%           0.00%        0.00%      0.00%
  12b-1 Fees.................................     0.00%          0.00%           0.00%           0.00%        0.00%      0.00%
  Other Expenses.............................     0.42%          0.11%           0.11%           0.14%        0.35%      0.46%
  Total Fund Annual Expenses.................     1.17%          0.86%(k)        1.01%(k)        0.89%(k)     1.10%(l)   1.71%(l)


                                                MORGAN
                                                STANLEY
                                                  UIF
                                               U.S. REAL
                                               ESTATE--
                                                CLASS I
                                               ---------
FUND ANNUAL EXPENSES
  (as of % of average net assets for the
  fiscal year ended December 31, 2004)(b)
  Advisory Fees..............................    0.76%
  Administration Fees........................    0.00%
  12b-1 Fees.................................    0.00%
  Other Expenses.............................    0.26%
  Total Fund Annual Expenses.................    1.02%(l)

                                                                                                              SCUDDER VIT
                                                   PIMCO            PIMCO            PIMCO                     SMALL CAP
                                               LOW DURATION--   REAL RETURN--    TOTAL RETURN--     ROYCE       INDEX--
                                               ADMINISTRATIVE   ADMINISTRATIVE   ADMINISTRATIVE   MICRO-CAP     CLASS A
                                                CLASS SHARES     CLASS SHARES     CLASS SHARES    PORTFOLIO     SHARES
                                               --------------   --------------   --------------   ---------   -----------
FUND ANNUAL EXPENSES
  (as a % of average net assets for the
  fiscal year ended December 31, 2004)(b)
  Advisory Fees..............................      0.25%            0.25%            0.25%          1.25%        0.35%
  Administration Fees........................      0.25%            0.25%            0.25%          0.00%        0.00%
  12b-1 Fees.................................      0.15%            0.15%            0.15%          0.00%        0.00%
  Other Expenses.............................      0.00%            0.00%            0.00%          0.09%        0.13%
  Total Fund Annual Expenses.................      0.65%            0.65%            0.65%          1.34%        0.48%(m)

                                                T. ROWE
                                                 PRICE      T. ROWE
                                                 BLUE        PRICE
                                                 CHIP       EQUITY
                                                GROWTH      INCOME
                                               PORTFOLIO   PORTFOLIO
                                               ---------   ---------
FUND ANNUAL EXPENSES
  (as a % of average net assets for the
  fiscal year ended December 31, 2004)(b)
  Advisory Fees..............................    0.85%       0.85%
  Administration Fees........................    0.00%       0.00%
  12b-1 Fees.................................    0.00%       0.00%
  Other Expenses.............................    0.00%       0.00%
  Total Fund Annual Expenses.................    0.85%(n)    0.85%(n)

                                                                                        T. ROWE     T. ROWE
                                                              T. ROWE       T. ROWE      PRICE       PRICE
                                                T. ROWE        PRICE         PRICE        NEW      PERSONAL     VAN ECK
                                                 PRICE     INTERNATIONAL   LIMITED-     AMERICA    STRATEGY    WORLDWIDE
                                               INDEX 500       STOCK       TERM BOND    GROWTH     BALANCED    ABSOLUTE
                                               PORTFOLIO     PORTFOLIO     PORTFOLIO   PORTFOLIO   PORTFOLIO    RETURN
                                               ---------   -------------   ---------   ---------   ---------   ---------
FUND ANNUAL EXPENSES
  (as a % of average net assets for the
  fiscal year ended December 31, 2004)(b)
  Advisory Fees..............................    0.40%         1.05%         0.70%       0.85%       0.90%       2.50%
  Administration Fees........................    0.00%         0.00%         0.00%       0.00%       0.00%       0.00%
  12b-1 Fees.................................    0.00%         0.00%         0.00%       0.00%       0.00%       0.00%
  Other Expenses.............................    0.00%         0.00%         0.00%       0.00%       0.00%       2.50%
  Total Fund Annual Expenses.................    0.40%(n)      1.05%(n)      0.70%(n)    0.85%(n)    0.90%(n)    5.00%(o)

------------
(a) The Advisory fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $250 million and 0.55% in excess of $250 million. NYLIM has voluntarily agreed to waive its Management Fee to 0.55% on assets up to $250 million and 0.50% on assets in excess of $250 million. If NYLIM's voluntary waiver had been in effect for the fiscal period ended December 31, 2004, the Management Fee would have been 0.55% and Total Portfolio Operating Expenses would have been 0.91% for Initial Class Shares and 1.00% for Service Class Shares. This waiver may be discontinued at any time without notice.

(b) The Fund or its agents provided the fees and charges which are based on 2004 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

(c) NYLIM has voluntarily agreed to waive fees and/or reimburse the Portfolios for certain expenses so that Total Portfolio Operating Expenses do not exceed 0.98% of average daily net assets for MainStay VP Mid Cap Core, 0.97% for MainStay VP Mid Cap Growth, 0.89% for MainStay VP Mid Cap Value, and 0.95% for MainStay VP Small Cap Growth. For the fiscal period ended December 31, 2004, the Management Fee paid by MainStay VP Mid Cap Core was 0.79%, and Total Portfolio Operating Expenses for MainStay VP Mid Cap Core were 0.98%. For the fiscal period ended December 31, 2004, the Management Fee paid by MainStay VP Small Cap Growth was 0.81% and Total Portfolio Operating Expenses for MainStay VP Small Cap Growth were 0.95%. These agreements may be terminated by NYLIM at any time.

(d) The fees designated as "Advisory Fees" reflect "Management Fees", which includes both Advisory Fees and Administrative Fees for this Investment Division. Effective January 1, 2005, MainStay VP Small Cap Growth's Management Fee was reduced from 1.00% to 0.90%.
(e) Based on expenses incurred by the fund, as stated in the most recent shareholder report. The fund has a stepped fee schedule. As a result, the Fund's management fee generally decreases as fund assets increase.
(f) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.66% for Fidelity(R) VIP Contrafund(R), 0.57% for Fidelity(R) VIP Equity-Income, 0.65% for Fidelity(R) VIP Growth, 0.68% for Fidelity(R) VIP Mid Cap, and 0.87% for Fidelity(R) VIP Overseas. These offsets may be discontinued at any time.
(g) Effective March 1, 2005, the terms of the fund's expense limit were changed to make it more permanent. Under the new arrangement, management fees for the fund have been reduced to 0.10%, and fund expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, securities lending fees, or extraordinary expenses). Under the new contract, this expense limit may not be increased without approval of the fund's shareholders and board of trustees. Thus, the expense limit is now required by contract and is no longer voluntary on the fund manager's part. The expense limit does not, however, apply to new funds or classes that may be created in the future.
(h) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.70%. These offsets may be discontinued at any time.
(i) All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2004, restated to reflect reductions in the Portfolio's management fees, effective July 1, 2004.
(j) Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary reimburse the Portfolio through December 31, 2005, to the extent Total Fund Annual Expenses exceed 1.25% of the Portfolio's average daily net assets.
(k) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may have entered into or may enter into brokerage arrangements, that reduce or recapture series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these expense reductions been taken into account, "Net Expenses" would be lower for certain series and would equal: 0.85% for Investors Trust Series, 1.00% for New Discovery Series, and 0.88% for Utilities Series.
(l) Effective November 1, 2004, the Adviser has voluntarily agreed to limit the ratio of expenses to average net assets to the maximum ratio, excluding certain investment related expenses such as foreign country tax expenses and interest on borrowing, of 1.30% for Morgan Stanley UIF Emerging Markets Debt Class I shares, of 1.65% for Morgan Stanley UIF Emerging Markets Equity Class I shares, and of 1.10% for Morgan Stanley UIF U.S. Real Estate Class I shares.
(m) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amount for A share class: 0.45%.
(n) The Portfolio pays T. Rowe Price an annual fee that includes investment management services and ordinary, recurring operating expenses, but the annual fee does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the Portfolio's independent directors. The fee is based on Portfolio average daily net assets, and is calculated and accrued daily.

(o) The Adviser has agreed to voluntarily waive fees and assume certain operating expenses to limit the Total Fund Annual Expenses to 2.50% of average daily net assets. These fee waivers may be discontinued at the discretion of the Adviser.

                                  DEFINITIONS

ACCUMULATION UNIT: An accounting unit We use to calculate the value in the Investment Divisions. We use Net Premiums and transfers allocated to the Investment Divisions to purchase Accumulation Units in those Investment Divisions.

ACCUMULATION VALUE: The sum of the dollar value of the Accumulation Units in all of the Investment Divisions.

ALLOCATION ALTERNATIVES: The 55 Investment Divisions of the Separate Account and the Fixed Account. Policyowners may invest in a total of 20 Allocation Alternatives at any one time.

ALTERNATIVE CASH SURRENDER VALUE: The Cash Value of the policy plus the value of the Deferred Premium Load Account, less any Policy Debt.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 PM Eastern Time on the closing of regular trading on the New York Stock Exchange, if earlier.

CASH SURRENDER VALUE:  The Cash Value.

CASH VALUE: The sum of (a) the Accumulation Value, (b) the value in the Fixed Account, and (c) the value in the Loan Account.

CASH VALUE ACCUMULATION TEST ("CVAT"): An Internal Revenue Service ("IRS") test to determine whether a policy can be considered life insurance. See "Life Insurance Benefit Options" for more information.

CUMULATIVE PREMIUM AMOUNT: An amount representing the sum of the total planned and unplanned premium payments made under the policy less the total partial withdrawals and partial withdrawal fees taken under the policy. Reductions due to partial withdrawals will never cause this amount to be less than zero. This is used in the calculation of Life Insurance Benefit Option 3.

DEFERRED PREMIUM LOAD ACCOUNT: An account representing a portion of the cumulative Sales Expense Charge, State Tax Charge, and Federal Tax Charge collected.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FACE AMOUNT: The initial face amount shown on the Policy Data Page, plus or minus any changes made to the initial face amount.

FIXED ACCOUNT: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Assets in the Fixed Account are part of NYLIAC's General Account.

FUND:  An open-end management investment company.

GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any Net Premium payments you make during the free look period to this account.

GUIDELINE PREMIUM TEST ("GPT"): Guideline Premium Test. An IRS test to determine whether a policy can be considered life insurance. See "Life Insurance Benefit Options" for more information.

INSURED:  The person whose life the policy insures.

INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division Invests exclusively in shares of a specified Eligible Portfolio.

IRC:  Internal Revenue Code of 1986, as amended.

ISSUE DATE:  The date We issue the policy as specified on the Policy Data Page.

LIFE INSURANCE BENEFIT: The death benefit calculated under the Life Insurance Benefit Option you have chosen.

LOAN ACCOUNT: The account that holds a portion of Cash Value for the purpose of securing any outstanding loans, including accrued interest. It is part of NYLIAC's General Account.

MONTHLY DEDUCTION DAY (CORPEXEC VUL II): The date as of which We deduct the monthly contract charge, the cost of insurance charge, and a rider charge for the cost of any additional riders from the Cash Surrender Value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if We have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date We receive the initial premium payment.

MONTHLY DEDUCTION DAY (CORPEXEC VUL III/IV): The date as of which We deduct the Mortality and Expense Risk charge, the monthly contract charge, the cost of insurance charge, and a rider charge for the cost of any additional riders from the Cash Surrender Value. The First Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if We have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date We receive the initial premium payment.

MORTALITY AND EXPENSE RISK: The risk that the group of lives We have insured under our policies will not live as long as We expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than We have estimated (expense risk).

NET PREMIUM: Premium you pay less the sales expense, state tax, and federal tax charges.

POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

POLICY DATE: It is the date We use as the starting point for determining Policy Years and Monthly Deduction Days. Generally, you may not choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.

POLICY DEBT: The amount of any outstanding loans under the policy, including accrued interest.

POLICY PROCEEDS: The benefit We will pay to your beneficiary when We receive proof that the Insured died while the policy is in effect.

POLICY YEAR: The twelve-month period starting on your Policy Date, and each twelve-month period thereafter.

PORTFOLIOS: The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

SEPARATE ACCOUNT: NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions.

TARGET PREMIUM: An amount used to determine the sales expense charge that is based on the Face Amount.

WE, US, OR NYLIAC:  New York Life Insurance and Annuity Corporation
                          MANAGEMENT AND ORGANIZATION

INSURER

New York Life Insurance and Annuity Company ("NYLIAC")
(a wholly-owned subsidiary of New York Life Insurance Company)
51 Madison Avenue
New York, NY 10010

YOUR POLICY

     CorpExec VUL is offered by NYLIAC. Policy assets are invested in the Corporate Sponsored Variable Universal Life Separate Account-I (the Separate Account"), which has been in existence since May 24, 1996.

     The income, gains, and losses credited to, or charged against the Separate Account reflect its own investment experience, and not that of NYLIAC's other assets. It is important to note that the policy's assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.


STATE VARIATIONS Certain provisions of the policies may be different from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your registered representative or contact Us for specific information that may be applicable to your state. Also see the State Variations section for a summary of state variations to the policy free look provision.


ABOUT THE SEPARATE ACCOUNT

     NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (the "Separate Account.") is a segregated asset account that NYLIAC has established to receive and invest your Net Premiums. NYLIAC established the Separate Account on May 24, 1996 under the laws of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the

Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other Separate Account of NYLIAC. The obligations under the policies are obligations of NYLIAC.

     The Separate Account currently consists of 55 Investment Divisions available under a policy. The Investment Divisions invest exclusively in the corresponding Eligible Portfolios of the Funds. The income, capital gains, and capital losses incurred on the assets of an Investment Division are credited to or charged against the assets of that Investment Division, without regard to the income, capital gains, or capital losses of any other Investment Division. The Investment Divisions of the Separate Account are designed to provide money to pay benefits under your policy, but they do not guarantee a minimum rate of return or protect against asset depreciation. They will fluctuate up and down depending on the performance of the Eligible Portfolios.
                                   OUR RIGHTS

     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws including obtaining any required approval of the Securities and Exchange Commission ("SEC") and any other required regulatory approvals. If necessary, We will seek approval of our policyowners.

     Specifically We reserve the right to:

     -- add or remove any Investment Division;

     -- create new separate accounts;

     -- combine the Separate Account with one or more other separate accounts;

     -- operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

     -- deregister the Separate Account under the 1940 Act;

     -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

     -- transfer the assets of the Separate Account to one or more other separate accounts;

     -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

     -- change the name of the Separate Account.

THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account however We choose, within limits. Your interest in the Fixed Account is not registered under the Securities Act of 1933 as amended (the "1933 Act"), and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account.

INTEREST CREDITING

     Any amount in the Fixed Account is credited with interest using a fixed interest rate, which We will declare periodically in advance. This rate will never be less than 3% per year.

     Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from, or charged against the Fixed Account receive the rate in effect at that time.

     CorpExec VUL IV Only: We also offer an enhanced current Fixed Account interest crediting rate for Plans where the aggregate premium allocated to the Fixed Account for policies owned under such a Plan is $5,000,000 or more on the Plan issue date. Policies will also qualify for this enhancement if, on the Plan anniversary in Years 2-15, the aggregate Cash Value in the Fixed Account for the policies is at least $4,500,000.

     Policies of Plans may qualify for the enhanced current Fixed Account interest crediting rate in two ways:

     (1) For new Plans, the qualification is based on $5,000,000 of aggregate premium allocated to the Fixed Account as of the Plan issue date for policies owned by the Plan. The policies under such Plans would receive the enhanced current Fixed Account interest crediting rate if the aggregate value in the Fixed Account for all policies under the Plan falls below $5,000,000, as long as no transfers, loans, partial withdrawals, or surrenders were taken from the Fixed Account of any policy in the Plan.

     (2) For inforce Plans, policies would qualify for the enhanced current Fixed Account interest crediting rate in Years 2-15 if the aggregate Cash Value in the Fixed Account for all policies in the Plan is at least $4,500,000 as of the Plan anniversary date.

     The qualification date for each policy under the Plan for the enhanced current Fixed Account interest crediting rate is the Plan anniversary date. Some policy anniversary dates may differ from the Plan anniversary date. The enhanced current Fixed Account interest crediting rate will apply to these policies on their respective anniversary based upon the qualification of the Plan. All policies will receive the enhanced current Fixed Account interest crediting rate for a full Policy Year.

     Policies eligible for the enhanced rate will receive the following increase in the current Fixed Account crediting rate:

  Policy Years  2-5        0.35%
  Policy Years  6-8        0.65%
  Policy Years  9-10       0.60%
  Policy Year   11         0.40%
  Policy Years  12-13      0.20%
  Policy Years  14-15      0.10%

HOW TO REACH US FOR POLICY SERVICES

     You can reach Us at our Service Office:

     New York Life Insurance and Annuity Corporation
     NYLIFE Distributors, LLC
     Attention: Executive Benefits
     11400 Tomahawk Creek Parkway, Suite 200
     Leawood, KS 66211
     Telephone: (913) 906-4000

FUNDS AND ELIGIBLE PORTFOLIOS

     The Portfolios of each Fund eligible for investment, along with their advisers and investment objectives, are listed in the following table. For more information about each of these Portfolios please read their prospectuses, which are found at the end of the policy's prospectus.

     We receive payments or compensation from some or all of the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services we provide with respect to the Eligible Portfolios and their availability through the policies. The amounts we receive, if any, may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.10% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

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              FUND                      INVESTMENT ADVISER               INVESTMENT OBJECTIVE
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 MainStay VP Series Fund, Inc.:      New York Life Investment
                                     Management LLC ("NYLIM")
  -- MainStay VP Basic                        NYLIM                - Capital appreciation.
   Value--Initial Class              Subadviser: The Dreyfus
    (formerly MainStay VP                   Corporation
   Dreyfus Large Company
   Value--Initial Class)
  --MainStay VP Bond--Initial                 NYLIM                - Seeks highest income over the
    Class                                                          long term consistent with
                                                                     preservation of principal.
  --MainStay VP Capital          Subadviser: MacKay Shields, LLC   - Seeks long-term growth of
    Appreciation--Initial Class             ("MacKay")             capital. Dividend income, if any,
                                                                     is an incidental consideration.
  --MainStay VP Cash Management               MacKay               - Seeks as high a level of
                                                                   current income as is considered
                                                                     consistent with the
                                                                     preservation of capital and
                                                                     liquidity.

  --MainStay VP Common                        NYLIM                - Seeks long-term growth of
    Stock--Initial Class                                           capital, with income as a
    (formerly MainStay VP Growth                                     secondary consideration.
    Equity)
  --MainStay VP                               NYLIM                - Seeks capital appreciation
    Convertible--Initial Class                                     together with current income.
  --MainStay VP                         Subadviser: MacKay         - Seeks a high level of current
    Government--Initial Class                                        income, consistent with safety
                                                                     of principal.
  -- MainStay VP Growth--            Subadviser: Eagle Asset       - growth through long-term
    Initial Class                        Management, Inc.          capital appreciation.
    (formerly MainStay VP Eagle
   Asset Management Growth
   Equity--Initial Class)
  --MainStay VP High Yield              Subadviser: MacKay         - Maximize current income through
    Corporate Bond--Initial                                          investment in a diversified
    Class                                                            portfolio of high yield, high
                                                                     risk debt securities which are
                                                                     ordinarily in the lower rating
                                                                     categories of recognized rating
                                                                     agencies (that is, rated Baa to
                                                                     B by Moody's or BBB to B by
                                                                     S&P). Capital appreciation is a
                                                                     secondary objective.
  -- MainStay VP Income &          Subadviser: American Century    - Seeks Dividend growth, current
   Growth--Initial Class            Investment Management, Inc.      income and capital
    (formerly MainStay VP                                            appreciation.
   American Century Income &
   Growth--Initial Class)
  --MainStay VP International           Subadviser: MacKay         - Seeks long-term growth of
    Equity--Initial Class                                          capital by investing in a
                                                                     portfolio consisting primarily
                                                                     of non-U.S. equity securities.
                                                                     Current income is a secondary
                                                                     objective.
  --MainStay VP Mid Cap                       NYLIM                - Seeks long-term growth of
    Core--Initial Class                                            capital by investing primarily in
                                                                     common stocks of U.S. companies
                                                                     with market capitalizations
                                                                     similar to those in the Russell
                                                                     MidCap Index.

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              FUND                      INVESTMENT ADVISER               INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------
 MainStay VP Series Fund, Inc.
 (continued):
  -- MainStay VP Mid Cap                Subadviser: MacKay         - Seeks long-term growth of
   Growth--Initial Class                                           capital by investing primarily in
                                                                     common stocks of U.S. companies
                                                                     with market capitalizations
                                                                     similar to those in the Russell
                                                                     MidCap Growth Index.
  -- MainStay VP Mid Cap                Subadviser: MacKay         - Realize maximum long-term total
   Value--Initial Class                                              return from a combination of
                                                                     capital appreciation and
                                                                     income.
  -- MainStay VP Small Cap              Subadviser: MacKay         - Seeks long-term capital
   Growth--Initial Class                                           appreciation by investing
                                                                     primarily in equities of
                                                                     companies with market
                                                                     capitalizations similar to
                                                                     those in the Russell 2000
                                                                     Index.
  --MainStay VP S&P 500(R)                    NYLIM                - Seeks to provide investment
    Index--Initial Class                                           results that correspond to the
                                                                     total return performance (and
                                                                     reflect reinvestment of
                                                                     dividends) of publicly traded
                                                                     common stocks represented by
                                                                     the S&P 500(R) Index.
  -- MainStay VP Value--Initial         Subadviser: MacKay         - Realize maximum long-term total
   Class                                                             return from a combination of
                                                                     capital growth and income.
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 The Alger American Fund
  -- Alger American Leveraged      Fred Alger Management, Inc.     - Long-term capital appreciation
   AllCap--Class O Shares                                          by focusing on companies of all
                                                                     sizes that demonstrate
                                                                     promising growth potential.
  -- Alger American Small                                          - Long-term capital appreciation
   Capitalization--Class O                                         by focusing on small, fast
   Shares                                                            growing companies that offer
                                                                     innovative products, services,
                                                                     or technologies to a rapidly
                                                                     expanding marketplace.
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 American Century(R) Variable            American Century
 Portfolios, Inc.                   Investment Services, Inc.
  -- American Century VP                                           - Long-term capital growth with
   Value--Class II                                                   income as a secondary objective
                                                                     by investing in stocks of
                                                                     companies believed to be
                                                                     undervalued at the time of
                                                                     purchase.
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 Calvert Variable Series, Inc.
  --Calvert Social Balanced          Calvert Asset Management      - CVS Social Balanced seeks to
    Portfolio                     Company, Inc. Subadvisers: SsgA    achieve a competitive total
                                  Funds Management, Inc., and New    return through an actively
                                             Amsterdam               managed Portfolio of stocks,
                                          Partners, LLC              bonds and money market
                                                                     instruments that offer income
                                                                     and capital growth opportunity
                                                                     and that satisfy the investment
                                                                     and social criteria.
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              FUND                      INVESTMENT ADVISER               INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------
 Dreyfus Investment Portfolios
  --Dreyfus IP Technology            The Dreyfus Corporation       - The Portfolio seeks capital
    Growth--Initial Shares                                           appreciation. To pursue this
                                                                     goal, the Portfolio normally
                                                                     invests at least 80% of its
                                                                     assets in the stocks of growth
                                                                     companies of any size that
                                                                     Dreyfus believes to be leading
                                                                     producers or beneficiaries of
                                                                     technological innovation.
  --Dreyfus VIF Developing                                         - The Portfolio seeks capital
    Leaders--Initial Shares                                        growth. To pursue this goal, the
    (formerly Dreyfus VIF Small                                      Portfolio normally invests at
    Cap)                                                             least 80% of its assets in the
                                                                     stocks of companies Dreyfus
                                                                     believes to be developing
                                                                     leaders: companies
                                                                     characterized by new or
                                                                     innovative products, services
                                                                     or processes having the
                                                                     potential to enhance earnings
                                                                     or revenue growth.
----------------------------------------------------------------------------------------------------
 Fidelity Variable Insurance      Fidelity Management & Research
 Products Fund                           Company ("FMRC")
  -- Fidelity(R) VIP             Subadviser: Fidelity Management   - Seeks long-term capital
   Contrafund(R)--Initial Class       & Research (U.K.) Inc.,        appreciation.
                                  Fidelity Management & Research
                                     (Far East) Inc., Fidelity
                                   Investments Japan Limited and
                                               FMRC
  -- Fidelity(R) VIP Equity                    FMRC                - Seeks reasonable income by
   Income--Initial Class                                             investing primarily in income-
                                                                     producing equities. In choosing
                                                                     these securities, the fund will
                                                                     also consider the potential for
                                                                     capital appreciation. The
                                                                     Fund's goal is to achieve a
                                                                     yield that exceeds the
                                                                     composite yield on the
                                                                     securities comprising the S&P
                                                                     500(R).
  -- Fidelity(R) VIP Growth--                  FMRC                - Seeks to achieve capital
   Initial Class                                                     appreciation.
  -- Fidelity(R) VIP Index 500--    Subadviser: Geode Capital      - Seeks investment results that
   Initial Class                            Management               correspond to the total return
                                                                     of common stocks publicly
                                                                     traded in the United States, as
                                                                     represented by the S&P 500(R).
  -- Fidelity(R) VIP Investment  Subadviser: Fidelity Investments  - Seeks as a high level of
   Grade Bond--Initial Class          Money Management, Inc.       current income as is consistent
                                                                     with the preservation of
                                                                     capital.
  -- Fidelity(R) VIP Mid-Cap--   Subadvisers: Fidelity Management  - Seeks long-term growth of
   Initial Class                  & Research (U.K.) Inc. Fidelity    capital.
                                    Management & Research (Far
                                       East) Inc., Fidelity
                                   Investments Japan Limited and
                                               FMRC


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----------------------------------------------------------------------------------------------------
              FUND                      INVESTMENT ADVISER               INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------
 Fidelity Variable Insurance
 Products Fund (continued):
                                 Subadvisers: Fidelity Management  - Seeks long-term growth of
  -- Fidelity(R) VIP Overseas--   & Research (U.K.) Inc. Fidelity    capital.
    Initial Class                   Management & Research (Far
                                       East) Inc., Fidelity
                                    Investments Japan Limited,
                                      Fidelity International
                                   Investment Advisers, Fidelity
                                     International Investment
                                      Advisers (UK) and FMRC
                                               FMRC                - Seeks capital appreciation.
  -- Fidelity(R) VIP Value
    Strategies--Initial Class
----------------------------------------------------------------------------------------------------
 Janus Aspen Series
  -- Janus Aspen Series                   Janus Capital            - Long-term capital growth
   Balanced--Institutional               Management, LLC           consistent with preservation of
   Shares                                                            capital and balanced by current
                                                                     income.
  -- Janus Aspen Series Mid Cap                                    - Long-term growth of capital.
   Growth--Institutional Shares
  -- Janus Aspen Series                                            - Long-term growth of capital in
   Worldwide Growth--                                              a manner consistent with the
   Institutional Shares                                              preservation of capital.
----------------------------------------------------------------------------------------------------
 Lazard Retirement Series Inc.
  -- Lazard Retirement                     Lazard Asset            - Long-term capital appreciation.
   International Equity                   Management LLC
   Portfolio
----------------------------------------------------------------------------------------------------
 Lord Abbett Series Fund, Inc.
  -- Lord Abbett Mid-Cap Value       Lord, Abbett & Co., LLC       - Capital appreciation by
   Portfolio                             ("Lord Abbett")           investing primarily in equity
                                                                     securities that are believed to
                                                                     be undervalued in the
                                                                     marketplace.
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 MFS(R) Variable Insurance Trust Massachusetts Financial Services
 (SM)                                         Company
  -- MFS(R) Investors Trust                                        - Seeks mainly to provide
   Series--Initial Class                                           long-term growth of capital and
                                                                     secondarily to provide
                                                                     reasonable current income.
  -- MFS(R) New Discovery                                          - Seeks capital appreciation.
   Series--Initial Class
  -- MFS(R) Utilities                                              - Seeks capital growth and
   Series--Initial Class                                           current income (income above that
                                                                     available from a portfolio
                                                                     invested entirely in equity
                                                                     securities).

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              FUND                      INVESTMENT ADVISER               INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------
 The Universal Institutional
 Funds, Inc.
  -- Morgan Stanley UIF Emerging    Morgan Stanley Investment      - High total return by investing
   Markets Debt--Class I                 Management, Inc.            primarily in fixed income
                                                                     securities of government and
                                                                     government-related issuers and,
                                                                     to a lesser extent, of
                                                                     corporate issuers in emerging
                                                                     market countries.
  -- Morgan Stanley UIF Emerging                                   - Long-term capital appreciation
   Markets Equity--Class I                                         by investing primarily in growth-
                                                                     oriented equity securities of
                                                                     companies in emerging market
                                                                     countries.
  -- Morgan Stanley UIF U.S.                                       - Above average current income
   Real Estate--Class I                                            and long-term capital
                                                                     appreciation by investing
                                                                     primarily in equity securities
                                                                     of companies in the U.S. real
                                                                     estate industry, including real
                                                                     estate investment trusts.
----------------------------------------------------------------------------------------------------
 PIMCO Variable Insurance Trust         Pacific Investment
                                      Management Company LLC
  -- PIMCO Low                                                     - Seeks maximum total return,
   Duration--Administrative                                          consistent with preservation of
   Class Shares                                                      capital and prudent investment
                                                                     management.
  -- PIMCO Real                                                    - Seeks maximum real return,
   Return--Administrative Class                                      consistent with preservation of
   Shares                                                            real capital and prudent
                                                                     investment management.
  -- PIMCO Total                                                   - Seeks maximum total return,
   Return--Administrative Class                                      consistent with preservation of
   Shares                                                            capital and prudent investment
                                                                     management.
----------------------------------------------------------------------------------------------------
 Royce Capital Fund
  -- Royce Micro-Cap Portfolio       Royce & Associates, LLC       - Long term growth of capital.
----------------------------------------------------------------------------------------------------
 Scudder VIT Funds (Class A
 Shares)
  -- Scudder VIT Small Cap Index Deutsche Asset Management, Inc.   - The Fund seeks to replicate, as
   Fund--Class A Shares                                              closely as possible before the
                                                                     deduction of expenses, the
                                                                     performance of the Russell 2000
                                                                     Index, which emphasizes stocks
                                                                     of small U.S. companies.

----------------------------------------------------------------------------------------------------

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              FUND                      INVESTMENT ADVISER               INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------
 T. Rowe Price Equity
 Series, Inc.
  -- T. Rowe Price Blue Chip      T. Rowe Price Associates, Inc.   - Seeks to provide long-term
   Growth Portfolio                                                capital growth. Income is a
                                                                     secondary objective.
  -- T. Rowe Price Equity Income                                   - Seeks to provide substantial
   Portfolio                                                         dividend income and also
                                                                     long-term capital appreciation
                                                                     through investments in common
                                                                     stocks of established
                                                                     companies.
  -- T. Rowe Price Index 500                                       - Seeks to match the performance
   Portfolio                                                       of the Standard & Poor's 500
                                                                     Index.
  -- T. Rowe Price New America                                     - Seeking to provide long-term
   Growth Portfolio                                                capital appreciation through
                                                                     investments in companies
                                                                     believed by T. Rowe Price to be
                                                                     in the fast-growing sectors in
                                                                     the U.S.
  -- T. Rowe Price Personal                                        - Seeking capital growth and
   Strategy Balanced Portfolio                                     current income from stocks and
                                                                     bonds.

 T. Rowe Price International
 Series, Inc.
  --T. Rowe Price International    T. Rowe Price International,    - Seeks long-term growth of
    Stock Portfolio                            Inc.                capital through investments
                                                                     primarily in the common stocks
                                                                     of established, non-U.S.
                                                                     companies.

 T. Rowe Price Fixed Income
 Series, Inc.
  -- T. Rowe Price Limited-Term   T. Rowe Price Associates, Inc.   - High level of income consistent
   Bond Portfolio                                                  with moderate fluctuations in
                                                                     principal value.
----------------------------------------------------------------------------------------------------
 Van Eck Worldwide
 Insurance Trust:
  --Van Eck Worldwide Absolute    Van Eck Associates Corporation   Positive returns in various
    Return                                                         market cycles by utilizing a
                                                                   diversified "manager of managers"
                                                                   investment approach, whereby the
                                                                   Fund selects multiple investment
                                                                   subadvisers who use various
                                                                   hedging strategies.
----------------------------------------------------------------------------------------------------


     You are responsible for choosing the Investment Divisions, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. YOU BEAR THE RISK OF ANY DECLINE IN THE VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     In making your investment selections, We encourage you to thoroughly investigate all of the information regarding the Eligible Portfolios that is available to you, including each Fund's prospectus, statement of additional information, and annual and semi/annual reports. Other sources such as the Fund's website or newspapers and financial and other magazine provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment

Divisions for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

     NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios.

     The Investment Divisions invest in the Corresponding Eligible Portfolios. You can allocate Net Premium payments or transfer Cash Value to a maximum of 20 Allocation Alternatives.

     The Investment Divisions offered through the CorpExec VUL policy and described in this prospectus are different from mutual funds that may have similar names, the same adviser, the same investment objective and policies, and substantially similar Portfolio securities, but still investment performance may not be the same.

INVESTMENT RETURN

     The investment return of a policy is based on:

     - the Accumulation Units held in each Investment Division for that policy;

     - the Investment experience of each Investment Division as measured by its actual net rate of return;

     - the interest rate credited on amounts held in the Fixed Account; and

     - the interest rate credited on amounts held in the Loan Account, if any.

     For CorpExec VUL II: The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Portfolio, any dividend or capital gains distributions declared by the Funds, and the policy's Mortality and Expense Risk charge. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

     For CorpExec VUL III and IV: The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Portfolio, and any dividend or capital gains distributions declared by the Funds. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

     Funds may lose value; are not bank guaranteed; are not a deposit; are not FDIC/NCUA insured; and are not insured by any government agency.

PERFORMANCE CALCULATIONS

     From time to time, We may advertise the performance of the Investment Divisions. These performance figures do not include contract charges such as the policy service fee, sales expense charge, tax charges, cost of insurance, and rider charges.

     Performance data for the Investment Divisions may be compared, in advertisements, sales literature, and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable life insurance separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

     Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies; A.M. Best and Moody's (for financial stability and strength) and Standard and Poor's and Duff & Phelps (for claims paying ability). However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

     We may also advertise a hypothetical illustration of policy values, including all contract charges.

VOTING

     We will vote the shares that the Investment Divisions of the Separate Account held in the Portfolio Companies at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions We receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow Us to vote the shares in our own right, We may decide to do so.

     While your policy is in effect, you can provide voting instructions to Us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports, and other materials relating to the Fund to each person having a voting interest.

     We will vote the Fund shares for which We do not receive timely instructions in the same proportion as the shares for which We receive voting instructions in a timely manner. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.
                       CHARGES ASSOCIATED WITH THE POLICY

     As with all life Insurance policies, certain charges apply when you purchase the CorpExec VUL. The following is a summary explanation of these charges. (See "Additional Information about Charges" in the SAI for more information.)

                            DEDUCTIONS FROM PREMIUMS

     When We receive a premium payment from you, whether planned or unplanned, We will deduct a sales expense charge, a state tax charge, and a federal tax charge.

SALES EXPENSE CHARGE

  CorpExec VUL II:

     Current Sales Expense Charge--The Sales Expense Charge is deducted as follows: (1) During the first Policy Year, We currently deduct a sales expense charge of 13.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently deduct a Sales Expense Charge of 1.25% from any additional premiums paid in that Policy Year. (2) During Policy Years two through seven, We currently expect to deduct a Sales Expense Charge of 9.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently expect to deduct a Sales Expense Charge of 0.75% from any additional premiums paid in that Policy Year. (3) During Policy Years eight through ten, We currently expect to deduct a sales expense charge of 2.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. (4) Beginning in the eleventh Policy Year, We currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, We currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year.

  CorpExec VUL III and IV:

     Current Sales Expense Charge--The Sales Expense Charge is deducted as follows: (1) During the first Policy Year, We currently deduct a sales expense charge of 10.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently do not deduct a Sales Expense Charge from any additional premiums paid in that Policy Year.
(2) During Policy Years two through five, We currently expect to deduct a Sales Expense Charge of 5.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently do not expect to deduct a Sales Expense Charge from any additional premiums paid in that Policy Year. (3) During Policy Years six and seven, We currently expect to deduct a sales expense charge of 4.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently do not expect to deduct a sales expense charge from any additional premiums paid in that Policy Year. (4) Beginning in the eighth Policy Year, We currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, We currently do not expect to deduct a sales expense charge from any additional premiums paid in that Policy Year.

     Guaranteed Sales Expense Charge--We may change the sales expense charge at any time. During the first Policy Year, We guarantee that any sales expense charge We deduct will never exceed 14% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a sales expense charge for more than 3% from any additional premiums in that Policy Year. Beginning in the second Policy Year, We guarantee that any sales expense charge We deduct will never exceed 10% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a sales expense charge of more than 3% from any additional premiums in that Policy Year. Beginning in the eighth Policy

Year, We guarantee that any sales expense charge We deduct will never exceed 5% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a sales expense charge of more than 3% from any additional premiums paid in that Policy Year.

     The Target Premium, as shown on the Policy Data Page, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

     We reserve the right to increase this charge in the future, but it will never exceed the maximums as stated above. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that the sales expense charge does not cover sales expenses, they will be recovered from NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge and the cost of insurance charge.

STATE TAX CHARGE

  CorpExec VUL II:

     Various states and jurisdictions impose a tax on premiums received by insurance companies. State tax rates vary from state to state and currently range from 0.5% to 3.5%. We currently deduct 2% of each premium payment you make, or $20 per $1,000 of premium, as a state tax charge. The 2% of premium We deduct for the state tax charge may not reflect the actual tax charged in your state. Two percent represents the approximate average of taxes assessed by the states. We may increase this charge to reflect changes in applicable law. In Oregon, this charge is referred to as a "State Tax Charge Back," and the rate may not be changed for the life of the policy.

  CorpExec VUL III and IV:

     Various states and jurisdictions impose a tax on premiums received by insurance companies. State tax rates vary from state to state and currently range from 0.5% to 3.5%. We currently deduct 2% of each premium payment you make up to the Target Premium and 1.75% on the amount paid over the Target Premium, as a state tax charge. The amount We deduct for the state tax charge may not reflect the actual tax charged in your state. Two percent represents the approximate average of taxes assessed by the states. We may increase this charge to reflect changes in applicable law. In Oregon, this change is referred to as a "State Tax Charge Back," and the rate may not be changed for the life of the policy.

FEDERAL TAX CHARGE

     NYLIAC's federal tax obligations will increase based upon premiums received under the policies. We deduct 1.25% of each premium payment you make, or $12.50 per $1,000 of premium, as a federal tax charge. We may increase this charge to reflect changes in applicable law.

           DEDUCTIONS FROM ACCUMULATION VALUE AND FIXED ACCOUNT VALUE

     On each Monthly Deduction Day, We deduct a monthly contract charge and a cost of insurance charge (which will include a charge for the cost of any additional riders, if selected by the policyowner). The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the policy's Cash Value in each Investment Division and the Fixed Account in proportion to the policy's Cash Value in each.

MONTHLY CONTRACT CHARGE

  CorpExec VUL II:

     The monthly charge, currently equal to $5.00 ($60.00 annually), compensates Us for costs incurred in providing certain administrative services including premium collection, record-keeping, processing claims, and communicating with policyowners. This charge is not designed to produce a profit.

     If the cost of providing these administrative services increases, We reserve the right to increase this charge, subject to a maximum of $9.00 ($108.00 annually).

  CorpExec VUL III and IV:

     The monthly charge, currently equal to $0.00 in Policy Year 1 and $5.00 thereafter ($60.00 annually), compensates Us for costs incurred in providing certain administrative services including premium collection, record-keeping, processing claims, and communicating with policyowners. This charge is not designed to produce a profit.

     If the cost of providing these administrative services increases, We reserve the right to increase this charge, subject to a maximum of $9.00 ($108.00 annually).

CHARGE FOR COST OF INSURANCE

     A charge for the cost of insurance is deducted on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. Maximum cost of insurance rates are set forth on your Policy Data Page. The Life Insurance Benefit varies based on the performance of the Investment Divisions selected, interest credits to the Fixed Accounts, outstanding loans (including loan interest), charges, and premium payments. The current rates are based on the gender, smoker class, policy duration, underwriting class, and issue age of the Insured. The maximum cost of insurance rates are set forth on your Policy Data Page. We may change the current cost of insurance rates based on changes in future expecta-tions of such factors as mortality, investment income, expenses, and persistency. The cost of insurance charge for any month will equal:

                                a times (b - c)

     Where: a = the applicable cost of insurance rate b = the number of thousands of death benefit as of the Monthly
                   Deduction Day divided by 1.0032737
               CorpExec VUL II:
               c = the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the monthly contract charge and any charges for riders are deducted).
               CorpExec VUL III and IV:
               c = the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the Mortality and Expense Risk charge, the monthly contract charge, and any charges for riders are deducted).

     The cost of insurance charge will never be less than zero.

     For Insureds rated sub-standard risks, an additional charge may be assessed as part of the cost of insurance charge. Any additional flat extra charges (which might apply to certain Insureds based on our underwriting) and charges for optional benefits added by rider will also be deducted on each Monthly Deduction Day.

RIDER CHARGES

     Each month, We include the monthly cost of insurance for any optional riders you have chosen in the cost of insurance charge. (For more information about specific riders' charges, see "Table of Fees and Expenses.")

LOAN CHARGES

     We currently charge an effective annual loan interest rate of 6.00% payable in arrears. When you request a loan, a transfer of funds will be made from the Investment Divisions and the Fixed Account to the Loan Account equal to: (1) the requested loan amount; plus (2) any Policy Debt; plus (3) the interest to the next policy anniversary on the requested loan amount and on any Policy Debt; minus (4) the amount in the Loan Account.

     When you take a loan against your policy, the loaned amount that We hold in the Fixed Account may earn interest at a different rate from the rate We charge you for loan interest. For the First 10 Policy Years, the rate We currently credit on loaned amounts is 0.50% less than the rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate We currently credit on loaned amounts is 0.25% less than the rate We charge for loan interest. The rate We credit on loaned amounts will never be less than 2.00% less than the rate We charge for policy loans. These rates are not guaranteed and We can change them at any time, subject to the above-mentioned minimums. (See "Loans" for more information.)

                            SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE

CorpExec VUL II:

     Current--We currently deduct a daily Mortality and Expense Risk charge that is equal to an annual rate of 0.25%, or $2.50 per $1,000, of the average daily net asset value of each Investment Division's assets.

CorpExec VUL III and IV:

     Current--We currently deduct a monthly Mortality and Expense Risk charge that is equal to the following annual rates: 0.25% in Policy Year 1, or $2.50 per $1,000; 0.45% in Policy Years 2 to 25, or $4.50 per $1,000; and 0.25% in
Policy Years 26 and following, or $2.50 per $1,000, of the average daily net asset value of each Investment Division's assets.

     Guaranteed Maximum--We guarantee that the mortality and expense risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the average daily net asset value of each Investment Division's assets.

     The mortality risk We assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than We estimated. The expense risk We assume is that our costs of issuing and administering policies may be more than what We estimated.

     If these charges are insufficient to cover actual costs and assumed risks, the loss will be deducted from the NYLIAC surplus. Conversely, if the charge proves more than sufficient, any excess will be added to the NYLIAC surplus. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that they are not adequately covered by the sales expense charge.

CHARGES FOR FEDERAL INCOME TAXES

     We do not currently deduct a charge for federal income taxes from the Investment Divisions, although We may do so in the future, to reflect possible changes in the law.

                                  FUND CHARGES

     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds' prospectuses. See "Fund Annual Expenses" for more information.

                              TRANSACTION CHARGES

PARTIAL WITHDRAWAL CHARGE--When you make a partial withdrawal, We reserve the right to deduct a fee, not to exceed $25, for processing the partial withdrawal.

TRANSFER CHARGE--We currently do not charge for transfers made between Investment Divisions. However, We reserve the right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

                              HOW THE POLICY WORKS

CorpExec VUL II:

     This example is based on the charges applicable to a policy during the first Policy Year, issued on a medically underwritten, non-smoking Insured male, issue age 45, with an initial Face Amount of $350,000, with a Target Premium of $16,782.50, who has selected Life Insurance Benefit Option 1 and the Guideline Premium Test, assuming current charges and a 6% hypothetical gross annual investment return, which results in a net annual investment return of 4.86% for all years:

Premium Paid.....................................................  $7,500.00
less:    Below Target Premium Sales Expense Charge...............   1,031.25
         Above Target Premium Sales Expense Charge...............       0.00
         State Tax Charge (2%)...................................     150.00
         Federal Tax Charge (1.25%)..............................      93.75
                                                                   ---------
equals:  Net Premium.............................................  $6,225.00
less:    Monthly contract charge
         (5.00 per month)........................................      60.00
less:    Charges for cost of insurance
         (varies monthly)........................................     409.74
plus:    Net investment performance
         (varies daily)..........................................     290.26
                                                                   ---------
equals:  Cash Value..............................................  $6,045.52
plus:    Deferred Premium Load Account...........................   1,275.00
                                                                   ---------
equals:  Alternative Cash Surrender Value
         (as of end of first Policy Year)........................  $7,320.52

     There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

CorpExec VUL III:

     This example is based on the charges applicable to a policy during the first Policy Year, issued on a medically underwritten, non-smoking Insured male, issue age 45, with an initial Face Amount of $350,000, with a Target Premium of $16,782.50, who has selected Life Insurance Benefit Option 1 and the Guideline Premium Test, assuming current charges and a 6% hypothetical gross annual investment return, which results in a net annual investment return of 5.12% for all years:

Premium Paid.....................................................  $7,500.00
less:    Below Target Premium Sales Expense Charge...............     806.25
         Above Target Premium Sales Expense Charge...............       0.00
         State Tax Charge (2%)...................................     150.00
         Federal Tax Charge (1.25%)..............................      93.75
                                                                   ---------
equals:  Net Premium.............................................  $6,450.00
less:    Mortality and Expense Risk charge
         (varies monthly)........................................      16.26
less:    Monthly contract charge
         (5.00 per month in Policy Years 2 and following)........       0.00
less:    Charges for cost of insurance
         (varies monthly)........................................     192.48
plus:    Net investment performance
         (varies daily)..........................................     324.50
                                                                   ---------
equals:  Cash Value..............................................  $6,565.76
plus:    Deferred Premium Load Account...........................   1,050.00
                                                                   ---------
equals:  Alternative Cash Surrender Value
         (as of end of first Policy Year)........................  $7,615.76

     There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

CorpExec VUL IV:

     This example is based on the charges applicable to a policy during the First Policy Year, issued on a medically underwritten, non-smoking Insured male, issue age 45, with an initial Face Amount of $350,000, with a Target Premium of $19,743.50, who has selected Life Insurance Benefit Option 1 and the Guideline Premium Test, assuming current charges and a 6% hypothetical gross annual investment return, which results in a net annual investment return of 5.12% for all years:

Premium Paid.....................................................  $7,500.00
less:    Below Target Premium Sales Expense Charge...............     806.25
         Above Target Premium Sales Expense Charge...............        0.0
         State Tax Charge (2%)...................................     150.00
         Federal Tax Charge (1.25%)..............................      93.75
                                                                   ---------
equals:  Net Premium.............................................  $6,450.00
less:    Mortality and Expense Risk charge
         (varies monthly)........................................      16.26
less:    Monthly contract charge
         (5.00 per month in Policy Years 2 and following)........       0.00
less:    Charges for cost of insurance
         (varies monthly)........................................     192.46
plus:    Net investment performance
         (varies daily)..........................................     324.50
                                                                   ---------
equals:  Cash Value..............................................  $6,565.75
plus:    Deferred Premium Load Account...........................   1,155.00
                                                                   ---------
equals:  Alternative Cash Surrender Value
         (as of end of First Policy Year)........................  $7,720.78

     There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

     We currently charge an effective annual loan interest rate of 6%, payable in arrears. Loan interest accrues each day and is compounded annually. Loan interest not paid as of the policy anniversary becomes part of the loan. An amount may need to be transferred to the Loan Account to cover this increased loan amount. The amount held in the Loan Account earns interest at a rate We determine. Such rate will never be less than 2% less than the rate We charge for policy loans and in no event will it be less than 3%. Interest accrues daily and is credited on each Monthly Deduction Day.

     For the first 10 Policy Years, the rate We currently expect to credit on loaned amounts is 0.50% less than the effective annual rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate We currently expect to credit on loaned amounts is 0.25% less than the effective annual rate We charge for loan interest. These rates are not guaranteed and We can change them at any time, subject to the above-mentioned minimums.

                           DESCRIPTION OF THE POLICY

                                  THE PARTIES

     There are three important parties to the policy: the POLICYOWNER (or contractowner), the INSURED and the BENEFICIARY. One individual can have one or more of these roles. Each party plays an important role in a policy.

POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

     -- increase/decrease the Face Amount

     -- choose a different Life Insurance Benefit (except that a change cannot be made to Option 3)

     -- delete riders

     -- change beneficiary

     -- change underlying investment options

     -- take a loan against or take a partial withdrawal from the value of the policy

INSURED: This individual's personal information determines the cost of the life insurance coverage. The Policyowner also may be the Insured.

BENEFICIARY: The person (persons) who receives the proceeds of the policy at the time of the Insured's death. The beneficiary is the person(s) or entity(ies) the Policyowner specifies on our records to receive the proceeds from the policy. The Policyowner may name his or her estate as the beneficiary.

                                   THE POLICY

     The policy provides life insurance protection on the named Insured, and pays Policy Proceeds when that Insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit options; (3) access to the policy's Cash Value through loans and partial withdrawal privileges (within limits); (4) the ability to increase or decrease the policy's Face Amount of insurance (within limits); (5) additional benefits through the use of optional riders; and (6) a selection of a premium allocation option, including 55 Investment Divisions and a Fixed Account with a guaranteed minimum interest rate.

     We will pay the designated beneficiary the Policy Proceeds, less any Policy Debt and unpaid charges, if the policy is still in effect when the Insured dies. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy's monthly deductions and Policy Debt.

HOW THE POLICY IS AVAILABLE

     The policy is available only as a non-qualified policy. This means that the policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Face Amount of a policy is $25,000. The policyowner may increase the Face Amount, subject to our underwriting rules in effect at the time of the request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any policy (or increasing its Face Amount), the policyowner must give Us satisfactory evidence of insurability.

     We may issue the policy based on underwriting rules and procedures, which are based on NYLIAC's eligibility standards. These may include guaranteed issue underwriting. If our procedures for any group or sponsored arrangements call for less than full medical underwriting, Insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting.

     We may issue the policy in certain states on a unisex basis. For policies issued on a unisex basis, the policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.

POLICY PREMIUMS

     Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. (See "Premiums" for more information.)

CASH VALUE

     After the free look period, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the value in the Loan Account. A number of factors affect your policy's Cash Value, including, but not limited to:

     -- the amount and frequency of the premium payments;

     -- the investment experience of the Investment Divisions you choose;

     -- the interest credited on the amount in the Fixed Account;

     -- the amount of any partial withdrawals you make (including any charges you incur as a result of a withdrawal); and

     -- the amount of charges We deduct.

CASH SURRENDER VALUE

     The Cash Surrender Value equals the Cash Value.

ALTERNATIVE CASH SURRENDER VALUE

     Alternative Cash Surrender Value--is equal to the Cash Value of the policy, plus the value of the Deferred Premium Load account value less any Policy Debt.

INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

     The balance of your premium payment after We deduct the premium charges is called your Net Premium. We allocate your Net Premium among your selected Investment Divisions available under the policy (See "Funds and Eligible Portfolios" for our list of available Investment Divisions) and the Fixed Account, based on your instructions. You can allocate your Net Premium among up to any 20 of the 56 Allocation Alternatives.

AMOUNT IN THE SEPARATE ACCOUNT

     We use the amount allocated to an Investment Division to purchase Accumulation Units within that Investment Division. We redeem Accumulation Units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered, or deducted for charges or loan interest. We calculate the number of Accumulation Units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's Accumulation Unit value. On any given day, the amount you have in the Separate Account is the value of the Accumulation Units you have in all of the Investment Divisions of the Separate Account. The value of the Accumulation Units you have in a given Investment Division equals the current Accumulation Unit value for the Investment Division multiplied by the number of Accumulation Units you hold in that Investment Division.

     We determine Accumulation Unit values for the Investment Divisions as of the end of each valuation day. A "valuation day" is any day the New York Stock Exchange is open for regular trading.

DETERMINING THE VALUE OF AN ACCUMULATION UNIT

CorpExec VUL II:

     We calculate the value of an Accumulation Unit at the end of each Business Day. We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior Business Day by the net investment factor. The net investment factor We use to calculate the value of an Accumulation Unit is equal to:

                                   (a/b) - c

        Where: a = the sum of:

                      (1) the net asset value of a Portfolio share held in the
                          Separate Account for that Investment Division determined at the end of the current day on which We calculate the Accumulation Unit value, plus

                      (2) the per share amount of any dividends paid or capital
                          gain distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which We calculate an Accumulation Unit value for that Investment Division.

                 b = the net asset value of a Portfolio share held in the
                     Separate Account for that Investment Division determined as of the end of the immediately preceding day on which We calculated an Accumulation Unit value for that Investment Division.

                 c = the Mortality and Expense Risk charge. This charge is
                     deducted on a daily basis. It is currently equal to an annual rate of .25% of the average daily net asset value of each Investment Division's assets.

CorpExec VUL III and IV:

     We calculate the value of an Accumulation Unit at the end of each Business Day. We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior Business Day by the net investment factor. The net investment factor We use to calculate the value of an Accumulation Unit is equal to:

                                     (a/b)

        Where: a = the sum of:

                      (1) the net asset value of a Portfolio share held in the
                          Separate Account for that Investment Division determined at the end of the current day on which We calculate the Accumulation Unit value, plus

                      (2) the per share amount of any dividends paid or capital
                          gain distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which We calculate an Accumulation Unit value for that Investment Division.

                 b = the net asset value of a Portfolio share held in the
                     Separate Account for that Investment Division determined as of the end of the immediately preceding day on which We calculated an Accumulation Unit value for that Investment Division.

AMOUNT IN THE FIXED ACCOUNT

     You can choose to allocate all or part of your Net Premium payments to the Fixed Account. The amount you have in the Fixed Account equals:

           (1) the sum of the Net Premium Payments you have allocated to the Fixed Account;

     plus (2) any transfers you have made from the Separate Account to the Fixed
              Account;

     plus (3) any interest credited to the Fixed Account;

     less (4) any amounts you have withdrawn from the Fixed Account;

     less (5) any charges We have deducted from the Fixed Account;

     less (6) any transfers you have made from the Fixed Account to the Separate
              Account.

TRANSFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

     You may transfer all or part of the Cash Value among Investment Divisions or from an Investment Division to the Fixed Account. Transfers may also be made from the Fixed Account to the Investment Divisions in certain situations. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, We have the right to include that amount as part of the transfer.

     The minimum amount that can be transferred from one Investment Division to another Investment Division or to the Fixed Account, is the lesser of (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is being made, unless We agree otherwise. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, We have the right to include that amount in the transfer. There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge $30 for each transfer in excess of twelve per year. This charge will be applied on a pro-rata basis to the Allocation Alternatives to which the transfer is being made.

     In each Policy Year, the policyowner may make one transfer from the Fixed Account to the Investment Divisions, subject to the following three conditions:

     -- Maximum Transfer.--The maximum amount you can transfer from the Fixed
        Account to the Investment Divisions during any Policy Year is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year, (ii) the previous year's transfer amount, or (iii) $5,000. During (i) the retirement year (i.e., the Policy Year following the Insured's 65th birthday or a date you indicate in the application), or (i) another date you request and We approve, the 20% maximum transfer limitation will not apply for a one-time transfer.

     -- Minimum Transfer.--The minimum amount that may be transferred is $500, unless We agree otherwise.

     -- Minimum Remaining Value.--The value remaining in the Fixed Account after the transfer must be at least $500. If the remaining value would be less than $500, We have the right to include that amount as part of the transfer.

     Transfer requests must be made in writing on a form We have approved. Transfers to or from Investment Divisions will be made based on the Accumulation Unit values on the Business Day on which NYLIAC receives the transfer request.

LIMITS ON TRANSFERS

Procedures Designed to Limit Potentially Harmful Transfers

     This policy is not intended as a vehicle for market timing. Generally, We require that all transfer requests must be submitted in writing through the U.S. mail or an overnight carrier. In connection with deferred compensation plans, however, We may permit, in certain limited circumstances, transfer requests to be submitted by fax transmission. These requirements are designed to limit potentially harmful transfers.

     WE MAY CHANGE THIS LIMITATION OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that We may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

     We apply our limits on transfers procedures to all owners of this policy without exception.

     Orders for the purchase of Fund Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an

Investment Division if the purchase of shares in the corresponding Fund Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request We reject or reverse. You should read the Fund prospectuses for more details on their ability to refuse or restrict purchases or redemptions of their shares.

Risks Associated with Potentially Harmful Transfers

     The procedures described herein are designed to limit potentially harmful transfers. However, We cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

     -- We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

     -- Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

     -- (1) The underlying Fund Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

        (2) The purchase and redemption orders received by the underlying Fund Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by Us. The nature of these combined orders may limit the underlying Fund Portfolios' ability to apply their respective trading policies and procedures. In addition, if an underlying Fund Portfolio believes that a combined order We submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund Portfolio may reject the entire order and thereby prevent Us from implementing any transfers that day. We do not generally expect this to happen.

     -- Other insurance companies, which invest in the Fund Portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund Portfolios.

     -- Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

        (1) an adverse effect on Portfolio management, such as:

            a) impeding a Portfolio manager's ability to sustain an investment objective;

            b) causing the underlying Fund Portfolio to maintain a higher level of cash than would otherwise be the case; or

            c) causing an underlying Fund Portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund Portfolio.

        (2) increased administrative and Fund brokerage expenses.

        (3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund Portfolio are made when, and if, the underlying Fund Portfolio's investments do not reflect an accurate value (sometimes referred to as "time-zone arbitrage" and "liquidity arbitrage").

                       ADDITIONAL BENEFITS THROUGH RIDERS

     The policy can include additional benefits that We approve based on our standards and limits for issuing insurance and classifying risks. An additional "Term Insurance Benefit" is provided by a rider and is subject to the terms of both the policy and the rider. The policyowner may select either the Supplemental Term Rider ("STR") or the Level Term Rider ("LTR"), but not both riders. If desired, the riders must be elected at policy application. Unlike the STR (which adjusts to maintain a targeted death benefit in combination with the base policy) the LTR provides for a level amount of Term Insurance Benefit in addition to the base policy as shown on the Policy Data Page. The following riders are currently available.

SUPPLEMENTARY TERM RIDER

     This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider was in effect. It insures the same individual covered by the base policy. On the Issue Date, the Term Insurance Benefit is the amount specified in the application. The initial Term Insurance Benefit is shown on the Policy Data Page. The initial Term Insurance Benefit when added to the initial Face Amount of the base policy equals the initial Target Face Amount, which is also shown on the Policy Data Page.

     As described under the "Selection of Life Insurance Benefit Table", the Life Insurance Benefit amount could automatically increase or decrease. In such case, the Term Insurance Benefit will automatically be adjusted.

     On each Monthly Deduction Day beginning with the second, the Term Insurance Benefit will automatically be set in accordance with the Life Insurance Benefit Option that is in effect on the policy as follows:

     -- Option 1--The Term Insurance Benefit will equal the Target Face Amount minus the death benefit amount.

     -- Option 2--The Term Insurance Benefit will equal the Target Face Amount plus Alternative Cash Surrender Value minus the death benefit amount.

     -- Option 3--The Term Insurance Benefit will equal the Target Face Amount plus the Cumulative Premium Amount minus the death benefit amount.

     However, if on a Monthly Deduction Day, the Term Insurance Benefit is automatically reduced to zero, the rider will still remain in force. If the policy's Life Insurance Benefit subsequently decreases as described in Section
1.3 of the policy, the Term Insurance Benefit will again be adjusted based on the Life Insurance Benefit Option specified.

     Within certain limits, the policyowner may:

     -- Increase or decrease the Term Insurance Benefit, which will result in a corresponding change to the Target Face Amount; and/or

     -- Convert this rider to increase the Face Amount of the policyowner's base policy. The Target Face Amount of the policyowner's policy after this conversion will be the same as the Target Face Amount of your policy before the conversion.

     The policyowner may request changes to the policy under this rider if:

     (a) the Target Face Amount is not decreased to an amount below $150,000, unless the decrease is due to a partial withdrawal under the policy.

     (b) the Term Insurance Benefit does not exceed 10 times the policy's death benefit. This requirement prohibits the policyowner from either increasing the Term Insurance Benefit or decreasing the base policy Face Amount to an amount that would violate this maximum ratio.

     Coverage under this rider ends on the earliest of:

     (a) the Monthly Deduction Day on or next following our receipt of the policyowner's signed request to cancel the rider,

     (b) the policy anniversary on which the Insured is or would have been 100, as required by law,

     (c) the date the rider is fully converted, or

     (d) the date the policy ends or is surrendered.

LEVEL TERM RIDER

     This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider is in effect. It insures the same individual covered by the base policy. On the Issue Date, the Face Amount of this rider is the amount specified in the application and is shown on the Policy Data Page.

     Within certain limits, the policyowner may:

     -- Increase or decrease the Face Amount of the rider; and/or

     -- Convert this rider to increase the Face Amount of policyowner's base policy.

     If this rider is in effect, the policyowner may request changes to the policy if:

     (a) The total of the Face Amount of this rider and the Face Amount of the policy is not decreased to an amount below $150,000, unless the decrease is due to a partial withdrawal under the policy.

     (b) The Face Amount of the rider does not exceed 10 times the policy's death benefit. This requirement prohibits the policyowner from either increasing the Face Amount of the rider or decreasing the base policy Face Amount to an amount that would violate this maximum ratio.

Coverage under this rider ends on the earliest of:

     (a) the Monthly Deduction Day on or next following our receipt of the policyowner's signed request to cancel the rider,

     (b) the policy anniversary on which the Insured is or would have been 100, as required by law,

     (c) the date the rider is fully converted, or

     (d) the date the policy ends or is surrendered.

-- TERM RIDER VS. BASE POLICY COVERAGE

     You should consider a number of factors when deciding whether to purchase death benefit coverage under the base policy only or in conjunction with the STR or LTR. There can be some important cost differences.

     Sales Expense Charges: If you compare a policy with a term rider to one that provides the same initial death benefit without a term rider, the policy with the rider will have a lower Target Premium and sales expense charges may be lower. This is because sales expense charges are based on the amount of the Target Premium. Generally, the higher the premium you pay, the greater the potential cost savings and positive impact on Cash Value growth with a term rider. See "DEDUCTIONS FROM PREMIUMS--Current Sales Expense Charge" for a discussion of how sales expense charges are calculated.

     Generally, if lowering up front sales expense costs are important to you or if you plan to fund the policy at certain levels, you should consider including coverage under one of the term riders since this can help lower your initial costs and enhance overall policy performance.

     Cost of Insurance Charges: The current cost of insurance charges are different under base policy coverage than under the term rider. These rates are lower for death benefit coverage provided under the term rider than coverage under the base policy for the first six Policy Years. Beginning in year seven, the cost of insurance rates under the term rider are higher than the cost of insurance charges under the base policy. This can impact your policy in different ways depending on how much premium with which you fund the policy and the policy's actual investment performance.

     If, during the life of the policy, your Cash Value is at a low level either because your overall funding has been low or your actual investment experience has been poor, the negative impact of the higher cost of insurance charges on the Cash Value will be greater. Therefore, the lower the premiums paid and/or the worse the actual investment experi-ence, the greater possibility that a policy with a term rider will not perform as well as a policy with base coverage only.

     You should review several illustrations with various combinations of base policy and term rider coverage using a variety of interest crediting rates. Your choice as to how much term coverage you should elect should be based on your individual plans with respect to premium amounts, level of risk tolerance, and the time you plan to hold the policy. Please ask your agent to review your various options.

                   OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR COST AVERAGING

     Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division on each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets.

     If you decide to use the Dollar Cost Averaging feature, We will ask you to specify:

     -- the dollar amount you want to have transferred (minimum transfer $100);

     -- the Investment Division you want to transfer money from;

     -- the Investment Division(s) and/or Fixed Account you want to transfer money to;

     -- the date on which you want the transfers to be made, within limits; and

     -- how often you would like the transfers made, either monthly, quarterly, semi-annually or annually.

     You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account. We do not count Dollar Cost Averaging transfers against any limitations We may impose on the number of free transfers.

     We will make all Dollar Cost Averaging transfers on the date you specify, or on the next Business Day. You may specify any day of the month with the exception of the 29th, 30th or 31st of a month. We will not process a Dollar Cost Averaging transfer unless We have received a written request at the Service Office at the address listed on the cover page of this prospectus (or any other address We indicate to you in writing). We must receive this request at least one week before the date Dollar Cost Averaging transfers are scheduled to begin.

     The minimum Cash Value required to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds this amount, the Dollar Cost Averaging transfers will automatically resume as scheduled.

     You may cancel the Dollar Cost Averaging option at any time by written request. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.

AUTOMATIC ASSET REALLOCATION

     If you choose the Automatic Asset Reallocation feature, We will automatically reallocate your assets among the Investment Divisions in order to maintain a pre-determined percentage invested in the Investment Division(s) you have selected. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Division's investment results would cause this balance to shift. If you elect the Automatic Asset Reallocation feature, We will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

     You can choose to schedule the investment reallocations quarterly, semi-annually, or annually, but not on a monthly basis. The minimum Cash Value you must have allocated to the Separate Account in order to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a reallocation date. Once the Cash Value equals or exceeds this amount, Automatic Asset Reallocation will automatically resume as scheduled. There is no minimum amount which you must allocate among the Investment Divisions under this feature. We do not count Automatic Asset Reallocation transfers against any limitations We may impose on the number of free transfers.

     You can cancel the Automatic Asset Reallocation feature at any time by written request. You cannot elect Automatic Asset Reallocation if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.

TAX-FREE "SECTION 1035" INSURANCE POLICY EXCHANGES

     Generally, you can exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the IRC. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. Other charges may be higher (or lower) and the benefits may be different for this policy. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

24 MONTH EXCHANGE PRIVILEGE

     At any time within 24 months of the Issue Date, the policyowner can exchange the policy for a policy on a permanent plan of life insurance on the Insured which We offer for this purpose. NYLIAC will not require evidence of insurability. Upon an exchange of a policy, all riders and benefits will end unless We agree otherwise or unless required under state law. The replacement policy will have the same Policy Date, issue age, risk classification, and initial Face Amount as the original policy, but will not offer variable investment options such as the Investment Divisions.

     In order to exchange the policy, We will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for differences in premiums and Cash Values under the old policy and the new policy. On the Business Day We receive a written request for an exchange, the Accumulation Value of the policy will be transferred into the Fixed Account, where it will remain until these requirements are met. The date of exchange will be the later of: (a) the Business Day the policyowner sends Us the policy along with a signed request; or (b) the Business Day We receive the policy at our Service Office, or such other location that We indicate to the policyowner in writing and the necessary payment for the exchange, if any.
                                    PREMIUMS

     While the policy is in force, the policyowner may make premium payments at any time while the Insured is living and before the policy anniversary on which the Insured is age 100. Subject to certain restrictions, the policyowner may make premium payments at any interval and by any method We make available. Premiums must be sent to our Premium Remittance Center or the address indicated for payment on the premium notice. The policyowner selects a premium schedule in the application and this amount, along with the amount of the first premium, is set forth on the Policy Data Page and designated as the planned premium. The policyowner may elect not to make a planned premium at any time.

     The policyowner may also make other premium payments that are not planned. If an unplanned premium payment would result in an increase in the death benefit greater than the increase in the Alternative Cash Surrender Value, We reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums.

     There is no penalty if a planned premium is not paid, since premiums, other than the first premium, are not specifically required. Paying planned premiums, however, does not guarantee coverage for any period of time. Additional premiums may be necessary to keep the policy in force. Instead, the duration of the policy depends upon the policy's Cash Surrender Value, less any Policy Debt. You can call 1-913-906-4000 to determine if We have received your premium payment.

     No premium, planned or unplanned, may be in an amount that would jeopardize the policy's qualification as life insurance under Section 7702 of the Internal Revenue Code.

     Premium payments can be mailed to NYLIAC, Attention: Executive Benefits, P.O. Box 930652, Kansas City, MO 64193-0652.

RISK OF MINIMALLY FUNDED POLICIES

     You can make additional planned or unplanned premium payments at any time up to the Insured's attainment of age 100. We will require one or more additional premium payments in the circumstances where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

     Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges or that is otherwise minimally funded more likely will be unable to maintain its Cash Surrender Value because of market fluctuations and performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION

     Your premium will be credited to your policy on the Business Day that it is received at our Service Office, assuming it is received prior to 4:00 p.m. Eastern time and that We have all of the information needed to credit the premium. Any premiums received after that time will be credited to your policy on the next Business Day on which We have received all of the information needed to credit the premium. A "Business Day" is any day that the New York Stock Exchange ("NYSE") is open. Generally, the NYSE is closed on Saturdays, Sundays, and major U.S. holidays.

     The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading.

FREE LOOK

     You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return the policy to Us and receive a refund.

     We will allocate premium payments you make with your application or during the free look period to our General Account until the end of the free look period. After the end of the free look period, We will then allocate the Net Premium plus any accrued interest to the Investment Divisions you have selected. However, if you cancel your policy, We will pay you only the greater of your policy's Cash Value on the date you return the policy or the total premium payments you have made, less any loans and any partial withdrawals you have taken.

     You can return the policy to NYLIAC's Service Office at: NYLIFE Distributors LLC, Attention: Executive Benefits, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 (or any other address We indicate to you in writing), or you can deliver it to the registered representative from whom you purchased the policy.

PREMIUM PAYMENTS

     When We receive a premium payment, We deduct the sales expense, state tax, and federal tax charges that apply. The balance of the premium is called the "Net Premium." We apply your Net Premium to the Investment Divisions and/or Fixed Account, according to your instructions. ACCEPTANCE OF INITIAL PREMIUM PAYMENTS ARE SUBJECT TO SUITABILITY STANDARDS.

     If you elect the Guideline Premium Test ("GPT") to determine whether your policy qualifies as life insurance under IRC Section 7702, We may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the Guideline Premium Test, We will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums We return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 3% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the GPT to the date We return the premiums to you. See "Life Insurance Benefit Options" for more information. You can call (913)906-4000 to determine whether an additional premium payment would be allowed under your policy.

     The Net Premium payments (planned or unplanned) you make during the free look period are applied to our General Account. After this period is over, We allocate the Net Premium, along with any interest credited, to the Investment Divisions of the Separate Account and/or the Fixed Account according to the most recent premium allocation election you have given Us. You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form. The allocation percentages must be in whole numbers and must total 100%.

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, We will reverse the investment options chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If two consecutive payments by check are returned for insufficient funds, the privilege to pay by check or electronically will be suspended until such time We agree to reinstate it.

                           POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

     Insurance coverage under the policy will begin on the later of the Policy Date or the date We receive the first premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY

     The policyowner can apply in writing to increase the Face Amount of the policy. In addition, on or after the first policy anniversary, the policyowner can apply in writing to decrease the Face Amount of the policy. The policyowner can change the Face Amount while the Insured is living, but only if the policy will continue to qualify as life insurance under Internal Revenue Code Section 7702 after the change is made. An increase or decrease in Face Amount will cause a corresponding change in the Target Premium.

     The amount of an increase in Face Amount is subject to our maximum retention limits. We require evidence of insurability that is satisfactory to Us for an increase. If this evidence results in a change of underwriting class, We will issue a new policy for the amount of the increase. We reserve the right to limit increases. Any increase will take effect on the Monthly Deduction Day on or after the Business Day We approve the policyowner's request for the increase. An increase in Face Amount may increase the cost of insurance charge. The minimum amount allowed for an increase in Face Amount is $1,000.

     The policyowner may also request decreases in coverage. A decrease in Face Amount is effective on the Monthly Deduction Day on or after the Business Day We receive the policyowner's signed request for the decrease in a form acceptable to Us at our Service Office. The decrease will first be applied to reduce the most recent increase in Face Amount. It will then be applied to reduce other increases in the Face Amount and then to the initial Face Amount in the reverse order in which they took place. Decreases are subject to the minimum Face Amount of $25,000. The minimum amount allowed for a decrease in Face Amount is $1,000.

POLICY PROCEEDS

     We will pay proceeds to your beneficiary when We receive satisfactory proof that the Insured died. These proceeds will equal:

         1) the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;

     plus 2) any additional death benefits available under the riders you have chosen;

     less 3) any outstanding loans (including any accrued loan interest as of the date of death) on the policy.

     We will pay interest on these proceeds from the date the Insured died until the date We pay the proceeds or the date when the payment option you have chosen becomes effective. See "Life Insurance Benefit Options" for more information.

     The value of any additional benefits provided by rider is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option. We subtract any Policy Debt, and any charges incurred but not yet deducted, and then credit the interest on the balance.

     Beginning on the policy anniversary on which the Insured is age 100, the Face Amount, as shown in the Policy Data Page, will no longer apply. Instead, the death benefit under the policy will equal the Alternative Cash Surrender Value. We will reduce the amount of the death benefit proceeds by any Policy Debt. Also, no further monthly deductions will be made for the cost of insurance. The federal income tax treatment of a life insurance policy is uncertain after the Insured is age 100. See "Federal Income Tax Considerations."

PAYEES

     The beneficiary is the person(s) or entity/ies you have specified on our records to receive insurance proceeds from your policy. You have certain options regarding the policy's beneficiary:

     -- You name the beneficiary when you apply for the policy. The beneficiary will receive insurance proceeds after the Insured dies.

     -- You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

     -- You can change a revocable beneficiary while the Insured is living by writing to our Service Center at: NYLIFE Distributors LLC, Attention:
        Executive Benefits, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 (or any other address We indicate to you in writing). Generally, the change will take effect as the date the request is signed subject to any payments We made or actions We have already taken.

     -- If no beneficiary is living when the Insured dies, We will pay the Policy Proceeds to you (the Policyowner) or if you are deceased, to your estate, unless We have other instructions from you to do otherwise.

     You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless We agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If We still have an unpaid amount, or there are some payments which still must be made when the last surviving payee dies, We will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

WHEN WE PAY POLICY PROCEEDS

     -- If the policy is still in effect, We will pay any Cash Value, partial withdrawals, loan proceeds, or the Policy Proceeds generally within 7 days after We receive all of the necessary requirements at our Service Center at: NYLIFE Distributors LLC, Attention: Executive Benefits, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 (or any other address We indicate to you in writing).

     -- We may delay payment of any loan proceeds attributable to the Separate
        Account, any partial withdrawal from the Separate Account, the Cash Surrender Value, or the Policy Proceeds during any period that:

       (a) We are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the Securities and Exchange Commission ("SEC")' or the SEC declares that an emergency exists; or

       (b) the SEC, by order, permits Us to delay payment in order to protect our policyowners.

     -- We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to 6 months from the date We receive your request.

     -- We may delay payment of the entire Policy Proceeds if We contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation We will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

     -- Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), We would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

     -- If you have submitted a recent check or draft, We have the right to defer payment of any surrender, withdrawal, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

     We add interest at an annual rate of 3% (or at a higher rate if required by law) if We delay payment of a partial withdrawal or Cash Surrender Value for 30 days or more.

     We add interest to Policy Proceeds from the date of death to the date of payment at an annual rate of at least 3%, set each year, and not less than required by law.

PAYMENT OPTIONS

     We will pay the Policy Proceeds in one sum unless the beneficiary chooses otherwise. There are three payment options you may choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, We may pay any unpaid amount or present value in one sum.

     Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the date of the Insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

     The beneficiary can elect to have the death benefit proceeds paid into an interest-bearing account opened in the beneficiary's name. Within seven days of our receipt of due proof of death and payment instructions at our Service Center, We will provide the beneficiary with a checkbook to access these funds from the account. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The account is part of our General Account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

     -- Interest Accumulation Option (Option 1 A)
       Under this option, the portion of the Policy Proceeds the beneficiary chooses to keep with Us will earn interest each year. The beneficiary can make withdrawals from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the withdrawal.

     -- Interest Payment Option (Option 1 B)
       Under this option, We will pay interest on all or part of the Policy
        Proceeds you choose to keep with Us. You elect the frequency of the interest payments We make: once each month, every three months, every six months or each year.

     -- Life Income Option (Option 2)
       Under this option, We make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due. Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

       Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

     If you make a request, We will send you a statement of the minimum amount due with respect to each monthly payment in writing. The minimum is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, We increase or decrease the payee's age at that time, as follows:

1999-2005      2006-2015      2016-2025      2026-2035      2036 AND LATER
---------      ---------      ---------      ---------      --------------
   +1              0             -1             -2                -3

     A decrease in the payee's age results in lower payments than if no decrease was made.

ELECTING OR CHANGING A PAYMENT OPTION

     While the Insured is living, you can elect or change your payment option. You can also name or change one or more of the beneficiaries who will be the payee(s) under that option.

     After the Insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies Us in writing and We agree.

     If We agree, a payee who has elected a payment option may later elect to have any unpaid amount, or the present value of any elected payments, placed under another option described in this section. When any payment under an option would be less than $100, We may pay any unpaid amount or present value in one sum. We will hold amounts to be paid under the options described below in our General Account.

LIFE INSURANCE BENEFIT OPTIONS

     The Life Insurance benefit is the amount payable to the named Beneficiary when the Insured dies. Upon receiving due proof of death at our Service Office, We will pay the Beneficiary the death benefit determined as of the date the Insured dies, less any Policy Debt and less any charges incurred and not yet deducted. All or part of the death benefit can be paid in cash or applied under one or more of our payment options described under "POLICY PAYMENT INFORMATION--Payment Options."

     The amount of the death benefit is determined by the Life Insurance Benefit Option the policyowner has chosen. The policyowner may choose one of three Life Insurance Benefit Options:

     (1) Life Insurance Benefit Option 1 provides a death benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the Internal Revenue Code, as amended.

     (2) Life Insurance Benefit Option 2 provides a death benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the Internal Revenue Code, as amended.

         The Alternative Cash Surrender Value will fluctuate due to the performance results of the Investment Divisions you choose.

     (3) Life Insurance Benefit Option 3 provides a death benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the Internal Revenue Code, as amended.

     The value of any additional benefits provided by rider is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. We subtract any Policy Debt and any charges incurred but not yet deducted, and then credit the interest on the balance.

     Beginning on the policy anniversary on which the Insured is age 100, the Face Amount, as shown on page 2 of the policy, will no longer apply. Instead, the death benefit under the policy will equal the Alternative Cash Surrender Value. We will reduce the amount of the death benefit proceeds by any Policy Debt. Also, no further monthly deductions will be made for cost of insurance. The federal income tax treatment of a life insurance contract is uncertain after the Insured is age 100. See "FEDERAL INCOME TAX CONSIDERATIONS--Status of Policy After Insured is Age 100" for more information.

SELECTION OF LIFE INSURANCE BENEFIT TABLE

     Under any of the Life Insurance Benefit Options, the death benefit cannot be less than the policy's Alternate Cash Surrender Value times a percentage determined from the appropriate Internal Revenue Code Section 7702 test. The policyowner may choose either the "Corridor" table or the "CVAT" table, before the policy is issued. The death benefit will vary depending on which table is selected. If the policyowner does not choose a table, the Corridor table will be used. Once the policy is issued, the policyowner may not change to a different table. You can find the table that contains the percentages in the Policy Data Pages.

     Under Internal Revenue Code Section 7702, a policy may be treated as life insurance for federal tax purposes if at all times it meets either (1) a Guideline Premium Test and a cash value corridor test or (2) a Cash Value Accumulation Test. The Corridor table is designed to meet the cash value corridor test while the CVAT table is designed to meet the Cash Value Accumulation Test. A policy using the Corridor table must also satisfy the

Guideline Premium Test of Code Section 7702, which test limits the amounts of premiums that may be paid into the policy.

     Also, because the percentages used for a corridor test under the Guideline Premium Test are lower than under the Cash Value Accumulation Test, a guideline premium/cash value corridor policy must attain a higher level of Alternative Cash Surrender Value before the relevant Internal Revenue Code table will result in an automatic death benefit increase. Any such automatic increase in death benefit can result in additional cost of insurance charges. Therefore, a Cash Value Accumulation Test policy is more likely to incur such additional charges than a guideline premium/cash value corridor policy.

EFFECT OF INVESTMENT PERFORMANCE ON THE DEATH BENEFIT

     Positive investment experience in the Investment Divisions may result in a death benefit that will be greater than the Face Amount, but negative investment experience will never result in a death benefit that will be less than the Face Amount, so long as the policy remains in force.

     Example 1: The following example shows how the death benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the Corridor Table have been selected and that the Insured is a male non-smoker, and assuming that the age at death is 45:

                                                        POLICY A   POLICY B
                                                        --------   --------
(1) Face Amount.......................................  $100,000   $100,000
(2) Alternative Cash Surrender on Date of Death.......  $ 50,000   $ 40,000
(3) Percentage on Date of Death from Corridor Table...      215%       215%
(4) Alternative Cash Surrender Value multiplied by
    Percentage from Corridor Table....................  $107,500   $ 86,000
(5) Death Benefit = Greater of (1) and (4)              $107,500   $100,000

     Example 2: The following example shows how the death benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the CVAT Table have been selected and that the Insured is a male non-smoker, and assuming that the age at death is 45:

                                                        POLICY A   POLICY B
                                                        --------   --------
(1) Face Amount.......................................  $100,000   $100,000
(2) Alternative Cash Surrender on Date of Death.......  $ 50,000   $ 30,000
(3) Percentage on Date of Death from CVAT Table.......      288%       288%
(4) Alternative Cash Surrender Value multiplied by
    Percentage from CVAT Table........................  $144,000   $ 86,400
(5) Death Benefit = Greater of (1) and (4)............  $144,000   $100,000

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

     On or after the first Policy Anniversary, the policyowner can change the Life Insurance Benefit Option. However, option changes to Option 3 will not be allowed at any time. We reserve the right to limit the number of changes in the Life Insurance Benefit Option. Any change will take effect on the Monthly Deduction Day on or after the date We approve the policyowner's signed request. The Face Amount of the policy after a change in option will be an amount that results in the death benefit after the change being equal to the death benefit before the change. For example, if the policyowner changes from Option 1 to Option 2, the Face Amount of the policy will be decreased by the Alternative Cash Surrender Value. If the policyowner changes from Option 2 to Option 1, the Face Amount of the policy will be increased by the Alternative Cash Surrender Value. We reserve the right to limit changes in the Life Insurance Benefit Option that would cause the Face Amount to fall below our minimum amount requirements.

     In order to change your Life Insurance Benefit Option, you must submit a signed request to our Service Center at: NYLIFE Distributors LLC, Attention:
Executive Benefits, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 (or any other address We indicate to you in writing).

                          ADDITIONAL POLICY PROVISIONS

CHANGE OF OWNERSHIP

     A successor policyowner can be named in the application, or in a signed notice that gives Us the facts We need. The successor policyowner will become the new policyowner when the original policyowner dies, if the original policyowner dies before the Insured. If no successor policyowner survives the original policyowner and the original policyowner dies before the Insured, the original policyowner's estate becomes the new policyowner.

     The policyowner can also change the policyowner in a signed notice that gives Us the facts We need. When this change takes effect, all rights of ownership in this policy will pass to the new policyowner.

     When We record a change of policyowner or successor policyowner, these changes will take effect as of the date of the policyowner's signed notice. This is subject to any payments We made or action We took before recording these changes. We may require that these changes be endorsed in the policy. Changing the policyowner or naming a new successor policyowner cancels any prior choice of policyowner or successor policyowner, respectively, but does not change the Beneficiary.

RECORDS AND REPORTS

     All records and accounts relating to the Separate Account and the Fixed Account are maintained by New York Life or NYLIAC. Each year We will mail the policyowner a report showing the Cash Value and any Policy Debt as of the latest policy anniversary. This report contains any additional information required by applicable law or regulation.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

     Except for any increases in Face Amount, other than one due solely to a change in the Life Insurance Benefit Option, We must bring any legal action to contest the validity of a policy within two years from its Issue Date. After that We cannot contest its validity, except for failure to pay premiums or unless the Insured died within that two year period. For any increase in the Face Amount, Target Face Amount or Term Insurance Benefit provided by a rider, other than one due solely to a change in the Life Insurance Benefit Option, We must bring legal action to contest that increase within two years from the effective date of the increase.

     However, if the increase in Face Amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the 2-year contestable period for the amount of increase in Face Amount will be measured from the date this corresponding portion of term insurance became effective.

SUICIDE

     If the Insured commits suicide within two years from the Issue Date or less where required by law (or, with respect to an increase in Face Amount, Target Face Amount or Term Insurance Benefit provided by a rider, on the effective date of the increase), and while the policy is in force, the policy will end, and the only amount payable to the Beneficiary will be the premiums paid, less any Policy Debt and any partial withdrawals. If the policy has been reinstated, the 2-year suicide exclusion period will begin on the date of reinstatement.

     If the policyowner increased the Face or Term Amount, then the 2-year suicide exclusion period for each increase will begin on the effective date of such increase. If the suicide exclusion applies to an increase in the Face or Term Amount, the only amount payable with respect to that increase will be the total Cost of Insurance We deducted for that increase. However, if the increase in Face Amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the 2-year suicide exclusion period for the increase in Face Amount will be measured from the date this corresponding portion of term insurance became effective.

MISSTATEMENT OF AGE OR SEX

     If the Insured's age or sex is misstated in the policy application, the Cash Value, Alternative Cash Surrender Value and the death benefit payable under the policy will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct sex.

ASSIGNMENT

     You can assign a policy as collateral for a loan or other obligation. In order for this assignment to be binding on Us, We must receive a signed copy of it at our Service Office or any other address We indicate to you in writing. We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See, "Federal Income Tax Considerations" for more information.)

                       PARTIAL WITHDRAWALS AND SURRENDERS

                              PARTIAL WITHDRAWALS

     The policyowner can make a partial withdrawal of the policy's Cash Value, at any time while the Insured is living. The minimum partial withdrawal is $500, provided that the Cash

Value less the amount of any Policy Debt that would remain after the withdrawal is at least $500. There may be a maximum processing charge of $25 applied to any partial withdrawal. The partial withdrawal and any associated processing fee will be made from the Fixed Account and the Investment Divisions in proportion to the amount in each, or only from the Investment Divisions in an amount or ratio that you tell Us. When you take a partial withdrawal, the Cash Value, the Alternative Cash Surrender Value, and the Cumulative Premium Amount will be reduced by the surrender proceeds. To withdraw funds from the policy, We must receive the policyowner's signed request in a form acceptable to Us at our Service Office.

     We reserve the right to require a full surrender if a partial withdrawal would cause the (i) policy Face Amount to drop below our minimum amount ($25,000); and/or (ii) Cash Value less any Policy Debt to drop below $500.

     For policies where Life Insurance Benefit Option 1 is in effect, a partial withdrawal may reduce the Face Amount. The Face Amount will be reduced by the greater of (a) or (b), where:

        (a) is zero, and

        (b) is the partial withdrawal less the greater of

            (i) zero, or

            (ii) the Alternative Cash Surrender Value immediately prior to the partial withdrawal less the result of the Face Amount immediately prior to the partial withdrawal divided by the applicable percentage, as shown on the appropriate table under Section 7702 of the Internal Revenue Code, for the Insured's age at time of withdrawal.

     For policies where Life Insurance Benefit Option 2 is in effect, a partial withdrawal will not affect the Face Amount.

     For policies where Life Insurance Benefit Option 3 is in effect, a partial withdrawal will first reduce the Cumulative Premium Amount and may reduce the Face Amount. The Face Amount will be reduced by the greater of (a) or (b), where:

        (a) is zero, and

        (b) is the excess, if any, of the partial withdrawal over the Cumulative Premium Amount immediately prior to the partial withdrawal less the greater of

            (i) zero, or

            (ii) the Alternative Cash Surrender Value immediately prior to the partial withdrawal less the result of the Face Amount immediately prior to the partial withdrawal divided by the applicable percentage, as shown on the appropriate table under Section 7702 of the Internal Revenue Code, for the Insured's age at time of withdrawal.

     Proceeds from a surrender benefit or partial withdrawal will be paid in one sum. The amount of proceeds will be determined as of the date We receive the policyowner's signed request in a form acceptable to Us at our Service Office.

     A partial withdrawal may result in taxable income to you. See "Federal Income Tax Considerations".

                                   SURRENDERS

CASH VALUE

     After the free look period, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the Value in the Loan Account.

CASH SURRENDER VALUE

     The Cash Surrender Value equals the Cash Value.

ALTERNATIVE CASH SURRENDER VALUE

  CorpExec VUL II:

     The Alternative Cash Surrender Value (ACSV) is equal to the policy's Cash Value plus the value of the Deferred Premium Load Account less any Policy Debt. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal.

     Upon surrender, you will receive the full Cash Surrender Value less any Policy Debt, or, if applicable, the ACSV, while the Insured is alive and this policy is in effect. The Cash Surrender Value or ACSV will be calculated as of the date on which We receive your signed request in a form acceptable to Us at our Service Center, unless a later effective date is selected. All insurance will end on the date We receive your request for full cash surrender at our Service Center.

     You are eligible to receive the ACSV provided the policy has not been assigned, and that the owner has not been changed, unless that change (1) was the result of a merger or acquisition and the successor owner was your wholly owned subsidiary or a corporation under which you were a wholly owned subsidiary on the date ownership changed, or (2) was to a trust established by you for the purposes of providing employee benefits.

     The Deferred Premium Load Account value during the first Policy Year is equal to the cumulative Sales Expense Charge, State Tax Charge and Federal Tax Charge collected during the first Policy Year. Beginning on the first policy anniversary and continuing until the 7th policy anniversary, the Deferred Premium Load Account will be amortized monthly on a straight-line basis. The Deferred Premium Account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) plus (b) minus (c), where:

     (a) is the value of the Deferred Premium Load Account as of the prior Monthly Deduction Day;

     (b) is the cumulative Sales Expense Charge, State Tax Charge, and Federal Tax Charge collected since the last Monthly Deduction Day, including the current Monthly Deduction Day; and

     (c) is the sum of (a) plus (b), divided by the number of Monthly Deduction Days remaining, including the current Monthly Deduction Day, until the 7th policy anniversary.

     The value of the Deferred Premium Load Account is zero on or after the 7th policy anniversary or upon lapse of the policy.

  CorpExec VUL III:

     The Alternative Cash Surrender Value (ACSV) is equal to the policy's Cash Value plus the value of the Deferred Premium Load Account less any Policy Debt. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal.

     Upon surrender, you will receive the full Cash Surrender Value less any Policy Debt, or, if applicable, the ACSV, while the Insured is alive and this policy is in effect. The Cash Surrender Value or ACSV will be calculated as of the date on which We receive your signed request in a form acceptable to Us at our Service Center, unless a later effective date is selected. All insurance will end on the date We receive your request for full cash surrender at our Service Center.

     You are eligible to receive the ACSV provided the policy has not been assigned, and that the owner has not been changed, unless that change (1) was the result of a merger or acquisition and the successor owner was your wholly owned subsidiary or a corporation under which you were a wholly owned subsidiary on the date ownership changed, or (2) was to a trust established by you for the purposes of providing employee benefits.

     The Deferred Premium Load Account value during the first Policy Year is equal to the cumulative sales expense charge, state tax charge and federal tax charge collected during the first Policy Year. Beginning on the first policy anniversary and continuing until the 8th policy anniversary, the Deferred Premium Load Account will be amortized monthly on a straight-line basis. The deferred premium account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) plus (b) minus (c), where:

     (a) is the value of the Deferred Premium Load Account as of the prior Monthly Deduction Day;

     (b) is the cumulative sales expense charge, state tax charge, and federal tax charge collected since the last Monthly Deduction Day, including the current Monthly Deduction Day; and

     (c) is the sum of (a) plus (b), divided by the number of Monthly Deduction Days remaining, including the current Monthly Deduction Day, until the 8th policy anniversary.

     The value of the Deferred Premium Load Account is zero on or after the 8th policy anniversary or upon lapse of the policy.

  CorpExec VUL IV:

     The Alternative Cash Surrender Value (ACSV) is equal to the policy's Cash Value plus the value of the Deferred Premium Load Account less any Policy Debt. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal.

     You are eligible to receive the ACSV provided the policy has not been assigned, and that the owner has not been changed, unless that change (1) was the result of a merger or acquisition and the successor owner was your wholly owned subsidiary or a corporation under which you were a wholly owned subsidiary on the date ownership changed, or (2) was to a trust established by you for the purposes of providing employee benefits.

     The Alternative Cash Surrender Value will be equal to the policy's Cash Surrender Value plus the value of the Deferred Premium Load Account less any Policy Debt through the date of surrender. We will credit interest on any amount placed in the Deferred Premium Load Account. The value of the Deferred Premium Load Account during the first Policy Year is equal to the cumulative sales expense charge, state tax charge, and federal tax charge collected during the first Policy Year and interest credited on these amounts. The Deferred Premium Load Account will be amortized on the policy anniversary. The amortized amount will be the value of the Deferred Premium Load Account on the date multiplied by the applicable percentage from the following schedule.

Policy Anniversary 1................    11.1%
Policy Anniversary 2................    12.5%
Policy Anniversary 3................    14.3%
Policy Anniversary 4................    16.7%
Policy Anniversary 5................    20.0%
Policy Anniversary 6................    25.0%
Policy Anniversary 7................    33.3%
Policy Anniversary 8................    50.0%
Policy Anniversary 9................  100.00%

     The Deferred Premium Load Account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) minus (b) plus (c) plus
(d), where:

     (a) is the value of the Deferred Premium Load Account as of the prior Monthly Deduction Day;

     (b) is the amount amortized;

     (c) is a percentage of the cumulative sales expense charge, state tax charge and federal tax charge collected since the last Monthly Deduction Day, including the current Monthly Deduction Day, shown on the following schedule; and

Policy Year 2........................   88.9%
Policy Year 3........................   87.5%
Policy Year 4........................   85.7%
Policy Year 5........................   83.3%
Policy Year 6........................   80.0%
Policy Year 7........................   75.0%
Policy Year 8........................   66.7%
Policy Year 9........................   50.0%

     (d) is the interest credited for the prior month.

     The interest credited to the Deferred Premium Load Account at any time will be based on a rate of interest, which We declare periodically. Such rate will be declared at least annually.

     The value of the Deferred Premium Load Account is zero on or after the 9th policy anniversary or upon lapse of the policy.

     Upon surrender, you will receive the Cash Surrender Value less any Policy Debt or, if applicable, the ACSV while the Insured is alive and the policy is in effect. The Cash Surrender Value or ACSV will be calculated as of the date on which We receive your signed request in a form acceptable to Us at our Service Center, unless a later effective date is selected. All coverage will end on the date We receive your request for full surrender at our Service Center.

REQUESTING A SURRENDER

     You can surrender the policy by sending a written request and the policy to our Service Center at: NYLIFE Distributors LLC, Attention: Executive Benefits, 11400 Tomahawk

Creek Parkway, Suite 200, Leawood, KS 66211 (or any other address We indicate to you in writing). Faxed requests are not acceptable and will not be accepted at any time.

WHEN THE SURRENDER IS EFFECTIVE

     Unless you choose a later effective date, your surrender will be effective as of the end of the day We receive your written request and the policy. However, if the day We receive your request is not a Business Day or if your request is received after the NYSE's close, the requested surrender will be effective on the next Business Day on which the NYSE is open. We will mail the surrender proceeds within seven days after the effective date. All insurance coverage under the policy and any riders will end on the day We receive your surrender request.
                                     LOANS

     Using the policy as sole security, the policyowner may make a request to borrow up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of your policy's Cash Value, less (ii) any Policy Debt.

LOAN ACCOUNT

     The Loan Account secures any Policy Debt, and is part of our General Account. When a loan is requested, an amount is transferred to the Loan Account from the Investment Divisions and the Fixed Account (on a pro-rata basis unless the policyowner requests otherwise) equal to: (1) the requested loan amount; plus (2) any Policy Debt; plus (3) the interest, to the next policy anniversary, on the requested loan amount and on any Policy Debt; minus (4) the amount in the Loan Account. The effective date of the loan is the Business Day We make payment.

     The value in the Loan Account will never be less than (a+b) - c, where:

     a = the amount in the Loan Account on the prior policy anniversary;

     b = the amount of any loan taken since the prior policy anniversary; and

     c = any loan amount repaid since the prior policy anniversary.

     On each policy anniversary, if the outstanding loan plus interest to the next policy anniversary exceeds the loan amount, the excess will be transferred from the Investment Divisions and the Fixed Account on a pro rata basis to the Loan Account.

     On each policy anniversary, if the amount in the Loan Account exceeds the amount of any outstanding loans plus interest to the next policy anniversary, the excess will be transferred from the Loan Account to the Investment Divisions and to the Fixed Account. We reserve the right to do this on a monthly basis. Amounts transferred will first be transferred to the Fixed Account up to an amount equal to the total amounts transferred from the Fixed Account to the Loan Account. Any additional amounts transferred will be allocated according to the policyowner's premium allocation in effect at the time of transfer unless the policyowner tells Us otherwise.

INTEREST ON VALUE IN LOAN ACCOUNT

     The amount held in the Loan Account earns interest at a rate We determine. Such rate will never be less than 2% less than the rate We charge for policy loans and in no event will it be less than 3%. Interest accrues daily and is credited on each Monthly Deduction Day. For the first 10 Policy Years, the rate We currently expect to credit on loaned amounts is 0.50% less than the effective annual rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate We currently expect to credit on loaned amounts is 0.25% less than the effective annual rate We charge for loan interest. These rates are not guaranteed, and We can change them at any time, subject to the above-mentioned minimums.

LOAN INTEREST

     Unless We set a lower rate for any period, the effective annual loan interest rate We charge is 6%, payable in arrears. Loan interest accrues each day and is compounded annually. Loan interest not paid as of the policy anniversary becomes part of the loan. An amount may need to be transferred to the Loan Account to cover this increased loan amount.

     On the date of death, the date the policy ends, the date of a loan repayment or on any other date We specify, We will make any adjustment in the loan that is required to reflect any interest paid for any period beyond that date.

     If We have set a rate lower than 6% per year, any subsequent increase in the interest rate will be subject to the following conditions:

     (1) The effective date of any increase in the interest rate for loans will not be earlier than one year after the effective date of the establishment of the previous rate.

     (2) The amount by which the interest rate can be increased will not exceed one percent per year, but the interest will in no event ever exceed 6%.

     (3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

     (4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, We will notify the policyowner of that increase at least 30 days prior to the effective date of the increase.

     (5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

LOAN REPAYMENT

     All or part of an unpaid loan can be repaid before the Insured's death or before the policy is surrendered. When a loan repayment is made, We will transfer immediately the excess amount in the Loan Account resulting from the loan repayment in accordance with the procedures set forth under "Loan Account" above. We will also transfer excess amounts in the Loan Account resulting from interest accrued in accordance with those procedures. Payments received by New York Life will be applied as directed by the policyowner.

     If a loan is outstanding when the death benefit or surrender proceeds become payable, We will deduct the amount of any Policy Debt, from these proceeds. In addition, if the Policy Debt exceeds the Cash Value of the policy, We will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records. All insurance will end 31 days after the date on which We mail that notice to the policyowner if the excess of the Policy Debt over the Cash Value is not paid within that 31 days. See, "TERMINATION AND REINSTATEMENT--Reinstatement Option."

THE EFFECT OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held In the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

     In addition, unpaid loan interest generally will be treated as a new loan under the Internal Revenue Code ("IRC"). If the policy is a modified endowment contract, a loan may result in taxable income to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See "Federal Income Tax Considerations" for more information.)
                         TERMINATION AND REINSTATEMENT

LATE PERIOD

     The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value, less any Policy Debt, of your policy is insufficient to pay for monthly deductions from Cash Value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if We do not receive the required payment before the end of the late period, We will terminate your policy. When your policy is terminated, it has no value and no benefits are payable upon the death of the Insured.

     If your policy's Cash Surrender Value less any Policy Debt, on any Monthly Deduction Day is less than the monthly deductions due from Cash Value for the next policy month, your policy will enter a "late period" for 62 days after that date. Your policy will remain in effect during the late period. If the late period expires without sufficient payment, however, then We will terminate your policy without any benefits.

     If the Insured dies during the late period, We will pay the Policy Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the Insured dies and any Policy Debt.

REINSTATEMENT OPTION

     A policyowner can apply to reinstate the policy (and any other benefits provided by riders) within five years after the policy is terminated if the policyowner did not surrender it for its full Cash Surrender Value. When the policyowner applies for reinstatement, the policyowner must provide proof of insurability that is acceptable to Us, unless the required payment is made within 31 days after the end of the late period. Note that a termination and subsequent reinstatement may cause the policy to become a modified endowment contract.

     In order to reinstate the policy, a payment must be made in an amount which is sufficient to keep the policy (and any riders) in force for at least 3 months. This payment will be in lieu of the payment of all premiums in arrears. If, at the time the policy ended, an outstanding policy loan was in effect, that loan will also be reinstated. However, accrued simple loan interest at 6% from the end of the late period to the date of reinstatement must also be paid as part of the consideration paid for the reinstatement. If a policy loan interest rate of less than 6% is in effect when the policy is reinstated, the interest rate for any Policy Debt at the time of reinstatement will be the same as the policy loan interest rate.

     The Cash Value that will be reinstated is equal to the Cash Value at the time of lapse. The effective date of the reinstatement will be the Monthly Deduction Day on or following the date We approve the signed request for reinstatement on a form acceptable to Us at our Service Office.
                       FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

     The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). We have not included any information about applicable state or other tax laws. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, upon the terms of the policy, and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account is not a separate taxable entity from NYLIAC and We take its operations into account in determining NYLIAC's income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy cash values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

CHARGES FOR TAXES

     We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate Us for taxes We have to pay under Section 848 of the Internal Revenue Code in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, We may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, We may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.

     Under current laws, We may incur state or local taxes (in addition to premium taxes) in several states. At present, We do not charge the Separate Account for these taxes. However, We reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the Internal Revenue Code, a policy will qualify as life insurance under the Internal Revenue Code only if the diversification requirements of Internal Revenue Code Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with Internal Revenue Code Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, We are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to Us that the Eligible Portfolios will meet the diversification requirements.

     The Internal Revenue Service has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under Internal Revenue Code Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy cash values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, We do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by Us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

     We believe that the policy meets the statutory definition of life insurance under Internal Revenue Code Section 7702 and that you and the beneficiary of your policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, We believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the Internal Revenue Code. Pursuant to
Section 101(g) of the Internal Revenue Code, amounts received by the policyowner may also be excludable from the policyowner's gross income when the Insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a "modified endowment contract" as discussed below are treated in the same manner as life insurance benefits under life insurance policies that are not so classified.)

     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, We believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.

     We reserve the right to make changes to the policy if We think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

MODIFIED ENDOWMENT CONTRACT STATUS

     Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.

     A life insurance policy becomes a "modified endowment contract" if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premium" was $1,000, the maximum premium that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

     Certain changes in the terms of a policy, including a reduction in life insurance benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a "material change" occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A "material change" generally includes increases in life insurance benefits, but does not include an increase in life insurance benefits which is attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the Internal Revenue Code, any distribution or loan made within two Policy Years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the Internal Revenue Code prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the Internal Revenue Code requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under Internal Revenue Code
Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law any loan received under your policy will be treated as Policy Debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income.

CORPORATE OWNERS

     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and
(ii) the corporation's basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, Internal Revenue Code Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

OTHER TAX ISSUES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary.

QUALIFIED PLANS

     The policies may be used with plans qualified under IRC Section 401 (a). While these plans include profit sharing plans, 401 (k) plans, money purchase pension plans and defined benefit plans, purchasers of these policies should seek legal and tax advice regarding the suitability of these policies for all types of plans qualified under Section 401 (a). Generally, employer contributions to plans qualified under Section 401 (a) and earnings thereon are not taxed to participants until distributed in accordance with plan provisions.

WITHHOLDING

     Under Section 3405 of the Internal Revenue Code, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to Us, or where the Internal Revenue Service has notified Us that a tax identification number is incorrect.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.
                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS

     NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the NASD as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     The policies are sold by registered representatives of NYLIFE Securities, Inc. ("NYLIFE Securities"), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

     The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer.

     Broker-dealers receive commission not to exceed 30% of premiums paid up to the Target Premium in Policy Year 1, 12.5% for Policy Years 2-4, 5% for Policy Years 5-7, 1.5% for Policy Years 8-10. In addition, we pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-4 and 1.5% for policy years 5-10.

     The total commissions paid during the fiscal years ended December 31, 2004, 2003, and 2002 were $28,036,795, $4,983,834, and $2,617,565, respectively.
NYLIFE Distributors did not retain any of these commissions.

     Service entities, which may be affiliates of broker-dealers, may also receive additional compensation based on a percentage of a policy's Separate Account Value, less any policy loans, beginning in Policy Year 2. The percentages are not expected to exceed 0.20% in Policy Years 2 and beyond.

     New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

     M Holdings Securities, Inc., 1125 Northwest Couch Street, Portland, OR 97208, and Clark Consulting, 2121 San Jacinto Street, Dallas, TX 75201, are broker-dealers that sell the life insurance products of New York Life and its affiliates. In addition to the commissions described above, M Financial Holdings Incorporated, a Brokerage General Agency affiliated with M Holdings Securities, Inc. receives override commissions on the policies based on a percentage of the commissions its affiliated registered representatives receive. Clark Consulting receives additional cash compensation based on sales volume.

     NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

     The policies are sold and premium payments are accepted on a continuous basis.
                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the Federal securities law), investment, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.
                              RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year We will mail you a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, We must be notified within 15 days of the date of the statement.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services, Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2004 and 2003, and the statement of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2004 (including the report of independent auditors), and the Separate Account statement of assets and liabilities as of December 31, 2004, and the statement of operations, statement of changes in net assets and financial highlights for each of the periods indicated in the Financial Statements (including the report of independent auditors) are included in the SAI. The independent accountants are PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017.

                                STATE VARIATIONS

     The following lists by jurisdiction any variations to the statements made in this prospectus.

CALIFORNIA:

     Free Look. Within 20 days after delivery, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made within 30 days from the date We are notified. The amount We refund will equal the policy's Cash Value as of the date the policy is returned plus any charges which were deducted from any premiums paid less loans and withdrawals.

DISTRICT OF COLUMBIA:

     Free Look. Within 20 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals.

NEW YORK:

     Free Look. Within 10 days after delivery, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy's Cash Value as of the date the policy is returned to the Home Office the Service Office, or the Registered Representative through whom it was purchased, or the premiums paid less loans and withdrawals.

NORTH CAROLINA:

     Free Look. Within 20 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid (including any charges which were deducted) less loans and withdrawals.

OKLAHOMA:

     Free Look. Within 20 days after delivery, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals. If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the state of Oklahoma.

                                   APPENDIX A

                                 ILLUSTRATIONS

     The following tables demonstrate the way in which your policy works. The tables are based on the sex, age, underwriting class, initial Life Insurance Benefit, and premium as follows:

     The tables are for a policy issued to a male with Nonsmoker, Guaranteed Issue underwriting class and issue age 45 with a planned annual premium of $21,000 for 21 years, an initial face amount of $1,000,000, and no riders. It assumes that 100% of the Net Premium is allocated to the Separate Account.

     The tables show how the Life Insurance Benefit, Cash Value and Cash Surrender Value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6%, or 12%. The tables will assist in the comparison of the Life Insurance Benefit, Cash Value, and Cash Surrender Value of the policy with other variable life insurance plans.

     The Life Insurance Benefit, Cash Value and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6%, or 12%, but varied above and below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 12%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.

     For CorpExec VUL II and CorpExec VUL III and CorpExec IV, Table 1 reflects all deductions and charges under the policy and assumes that the cost of insurance charges is based on the current cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their current levels.

     For CorpExec VUL II and CorpExec VUL III and CorpExec IV, Table 2 reflects all deductions and charges under the policy and assumes that the cost of Insurance charges is based on the guaranteed cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their guaranteed levels.

     For CorpExec VUL II, Table 1 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.25% (on a current basis) of the Cash Value allocated to the Separate Account.

     For CorpExec VUL II, Table 2 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.90% (on a guaranteed basis) of the Cash Value allocated to the Separate Account.

     For CorpExec VUL III and CorpExec IV, Table 1 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.25% in year 1, 0.45% in years 2-25, and

0.25% in years 26+ (on a current basis) of the Cash Value allocated to the Separate Account.

     For CorpExec VUL III and CorpExec IV, Table 2 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.90% (on a guaranteed basis) of the Cash Value allocated to the Separate Account.

     All tables reflect total assumed investment advisory fees together with other expenses incurred by the Funds of 0.83% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees, and other expenses after expense reimbursement for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.

     Taking into account the arithmetic average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6%, and 12% would correspond to illustrated net investment returns of: -1.08%, 4.86%, and 10.79% for CorpExec VUL II, Table 1, - 1.72%, 4.18%, and 10.07% for CorpExec VUL II, Table 2, and -0.83%, 5.12%, and 11.07% for CorpExec VUL III for Tables 1 and 2.

     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

     NYLIAC will furnish upon request a comparable illustration using the age, sex, and underwriting classification of the Insured for any initial Life Insurance Benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, We will furnish an illustration assuming current policy charges and current cost of insurance rates.

                                CORPEXEC VUL II

                                    TABLE 1

                       MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS INITIAL FACE AMOUNT: $1,000,000

                       LIFE INSURANCE BENEFIT OPTION 1

                       CASH VALUE ACCUMULATION TEST

                                                                                    END OF YEAR CASH SURRENDER
                 END OF YEAR DEATH BENEFIT(1)        END OF YEAR CASH VALUE(1)      VALUE ASSUMING HYPOTHETICAL
                 ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS       GROSS ANNUAL INVESTMENT
                 ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF              RETURN OF
 VALUE(1)     ----------------------------------   -----------------------------   -----------------------------
POLICY YEAR      0%          6%          12%         0%        6%         12%        0%        6%         12%
-----------   ---------   ---------   ----------   -------   -------   ---------   -------   -------   ---------
     1        1,000,000   1,000,000    1,000,000    15,609    16,593      17,576    19,179    20,163      21,146
     2        1,000,000   1,000,000    1,000,000    31,739    34,730      37,834    36,989    39,979      43,083
     3        1,000,000   1,000,000    1,000,000    47,568    53,622      60,154    53,588    59,642      66,174
     4        1,000,000   1,000,000    1,000,000    63,025    73,234      84,689    68,905    79,114      90,569
     5        1,000,000   1,000,000    1,000,000    78,151    93,644     111,727    82,981    98,474     116,557
     6        1,000,000   1,000,000    1,000,000    92,868   114,812     141,469    95,738   117,683     144,339
     7        1,000,000   1,000,000    1,000,000   107,013   136,617     174,059   107,013   136,617     174,059
     8        1,000,000   1,000,000    1,000,000   121,902   160,497     211,327   121,902   160,497     211,327
     9        1,000,000   1,000,000    1,000,000   136,441   185,396     252,548   136,441   185,396     252,548
    10        1,000,000   1,000,000    1,000,000   150,713   211,451     298,256   150,713   211,451     298,256
    15        1,000,000   1,000,000    1,177,230   212,758   356,684     609,964   212,758   356,684     609,964
    20        1,000,000   1,000,000    1,876,028   253,070   529,737   1,103,546   253,070   529,737   1,103,546
    25        1,000,000   1,000,000    2,704,429   191,214   656,627   1,779,230   191,214   656,627   1,779,230

Assuming a Fund fee average of .83%.
0% gross = -1.08% net
6% gross = 4.86% net
12% gross = 10.79% net
---------------
(1) Assumes no policy loan or partial withdrawal has been made.

                                CORPEXEC VUL II

                                    TABLE 2

                       MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS INITIAL FACE AMOUNT: $1,000,000
                       LIFE INSURANCE BENEFIT OPTION 1

                       CASH VALUE ACCUMULATION TEST

                       ASSUMING GUARANTEED CHARGES

                                                                                   END OF YEAR CASH SURRENDER
                END OF YEAR DEATH BENEFIT(1)        END OF YEAR CASH VALUE(1)      VALUE ASSUMING HYPOTHETICAL
                 ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS       GROSS ANNUAL INVESTMENT
                 ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF              RETURN OF
 VALUE(1)     ---------------------------------   -----------------------------   -----------------------------
POLICY YEAR      0%          6%          12%        0%        6%         12%        0%        6%         12%
-----------   ---------   ---------   ---------   -------   -------   ---------   -------   -------   ---------
     1        1,000,000   1,000,000   1,000,000    12,554    13,436      14,319    16,176    17,058      17,941
     2        1,000,000   1,000,000   1,000,000    25,443    28,032      30,726    30,781    33,369      36,063
     3        1,000,000   1,000,000   1,000,000    37,839    42,970      48,522    43,964    49,095      54,647
     4        1,000,000   1,000,000   1,000,000    49,640    58,157      67,746    55,625    64,142      73,731
     5        1,000,000   1,000,000   1,000,000    60,859    73,615      88,565    65,776    78,532      93,482
     6        1,000,000   1,000,000   1,000,000    71,505    89,364     111,164    74,428    92,287     114,087
     7        1,000,000   1,000,000   1,000,000    81,479   105,317     135,639    81,479   105,317     135,639
     8        1,000,000   1,000,000   1,000,000    91,737   122,504     163,291    91,737   122,504     163,291
     9        1,000,000   1,000,000   1,000,000   101,263   139,922     193,357   101,263   139,922     193,357
    10        1,000,000   1,000,000   1,000,000   109,971   157,504     226,050   109,971   157,504     226,050
    15        1,000,000   1,000,000   1,000,000   139,668   247,119     440,976   139,668   247,119     440,976
    20        1,000,000   1,000,000   1,326,214   139,502   336,734     780,126   139,502   336,734     780,126
    25        1,000,000   1,000,000   1,792,253     8,632   324,144   1,179,114     8,632   324,144   1,179,114

Assuming a Fund fee average of .83%.
0% gross = -1.72% net
6% gross = 4.18% net
12% gross = 10.07% net
---------------

(1) Assumes no policy loan or partial withdrawal has been made.

                                CORPEXEC VUL III

                                    TABLE 1

                       MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS INITIAL FACE AMOUNT: $1,000,000
                       LIFE INSURANCE BENEFIT OPTION 1

                       CASH VALUE ACCUMULATION TEST

                       ASSUMING CURRENT CHARGES

                                                                                   END OF YEAR CASH SURRENDER
                END OF YEAR DEATH BENEFIT(1)        END OF YEAR CASH VALUE(1)      VALUE ASSUMING HYPOTHETICAL
                 ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS       GROSS ANNUAL INVESTMENT
                 ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF              RETURN OF
 VALUE(1)     ---------------------------------   -----------------------------   -----------------------------
POLICY YEAR      0%          6%          12%        0%        6%         12%        0%        6%         12%
-----------   ---------   ---------   ---------   -------   -------   ---------   -------   -------   ---------
     1        1,000,000   1,000,000   1,000,000    17,236    18,288      19,341    20,176    21,228      22,281
     2        1,000,000   1,000,000   1,000,000    35,128    38,359      41,715    39,268    42,499      45,856
     3        1,000,000   1,000,000   1,000,000    52,458    59,022      66,109    57,483    64,047      71,134
     4        1,000,000   1,000,000   1,000,000    69,169    80,244      92,677    74,702    85,776      98,209
     5        1,000,000   1,000,000   1,000,000    85,489   102,279     121,889    91,057   107,847     127,457
     6        1,000,000   1,000,000   1,000,000   101,657   125,418     154,297   106,488   130,249     159,129
     7        1,000,000   1,000,000   1,000,000   117,429   149,459     189,983   120,684   152,714     193,239
     8        1,000,000   1,000,000   1,000,000   133,426   175,105     230,006   133,426   175,105     230,006
     9        1,000,000   1,000,000   1,000,000   149,073   201,829     274,196   149,073   201,829     274,196
    10        1,000,000   1,000,000   1,000,000   164,274   229,595     322,938   164,274   229,595     322,938
    15        1,000,000   1,000,000   1,263,341   234,144   386,809     654,581   234,144   386,809     654,581
    20        1,000,000   1,000,000   2,019,926   292,262   581,153   1,188,192   292,262   581,153   1,188,192
    25        1,000,000   1,111,994   2,944,021   256,432   731,575   1,936,856   256,432   731,575   1,936,856

Assuming a Fund fee average of .83%.
0% gross = -.83% net
6% gross = 5.12% net
12% gross = 11.07% net
---------------

(1) Assumes no policy loan or partial withdrawal has been made.

                                CORPEXEC VUL III

                                    TABLE 2

                       MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS INITIAL FACE AMOUNT: $1,000,000
                       LIFE INSURANCE BENEFIT OPTION 1

                       CASH VALUE ACCUMULATION TEST

                       ASSUMING GUARANTEED CHARGES

                                                                                   END OF YEAR CASH SURRENDER
                END OF YEAR DEATH BENEFIT(1)        END OF YEAR CASH VALUE(1)      VALUE ASSUMING HYPOTHETICAL
                 ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS       GROSS ANNUAL INVESTMENT
                 ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF              RETURN OF
 VALUE(1)     ---------------------------------   -----------------------------   -----------------------------
POLICY YEAR      0%          6%          12%        0%        6%         12%        0%        6%         12%
-----------   ---------   ---------   ---------   -------   -------   ---------   -------   -------   ---------
     1        1,000,000   1,000,000   1,000,000    12,550    13,432      14,316    16,173    17,054      17,938
     2        1,000,000   1,000,000   1,000,000    25,437    28,024      30,720    30,927    33,514      36,211
     3        1,000,000   1,000,000   1,000,000    37,833    42,960      48,517    44,727    49,853      55,411
     4        1,000,000   1,000,000   1,000,000    49,640    58,151      67,750    57,382    65,892      75,492
     5        1,000,000   1,000,000   1,000,000    60,874    73,622      88,588    68,768    81,516      96,482
     6        1,000,000   1,000,000   1,000,000    71,546    89,395     111,221    78,664    96,513     118,339
     7        1,000,000   1,000,000   1,000,000    81,556   105,384     135,746    86,506   110,334     140,696
     8        1,000,000   1,000,000   1,000,000    91,833   122,591     163,437    91,833   122,591     163,437
     9        1,000,000   1,000,000   1,000,000   101,352   140,004     193,520   101,352   140,004     193,520
    10        1,000,000   1,000,000   1,000,000   110,054   157,579     226,233   110,054   157,579     226,233
    15        1,000,000   1,000,000   1,000,000   139,710   247,138     441,316   139,710   247,138     441,316
    20        1,000,000   1,000,000   1,327,330   139,479   336,637     780,782   139,479   336,637     780,782
    25        1,000,000   1,000,000   1,794,090     8,491   323,822   1,180,322     8,491   323,822   1,180,322

Assuming a Fund fee average of .83%.
0% gross = -.83% net
6% gross = 5.12% net
12% gross = 11.07% net
---------------

(1) Assumes no policy loan or partial withdrawal has been made.

                                CORPEXEC VUL IV

                                    TABLE 1

                       MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS INITIAL FACE AMOUNT: $1,000,000
                       LIFE INSURANCE BENEFIT OPTION 1

                       CASH VALUE ACCUMULATION TEST

                       ASSUMING CURRENT CHARGES

                                                                                   END OF YEAR CASH SURRENDER
                END OF YEAR DEATH BENEFIT(1)        END OF YEAR CASH VALUE(1)      VALUE ASSUMING HYPOTHETICAL
                 ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS       GROSS ANNUAL INVESTMENT
                 ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF              RETURN OF
 VALUE(1)     ---------------------------------   -----------------------------   -----------------------------
POLICY YEAR      0%          6%          12%        0%        6%         12%        0%        6%         12%
-----------   ---------   ---------   ---------   -------   -------   ---------   -------   -------   ---------
     1        1,000,000   1,000,000   1,000,000    17,237    18,289      19,341    20,471    21,523      22,575
     2        1,000,000   1,000,000   1,000,000    35,128    38,359      41,716    40,139    43,370      46,726
     3        1,000,000   1,000,000   1,000,000    52,459    59,023      66,110    59,101    65,665      72,752
     4        1,000,000   1,000,000   1,000,000    69,173    80,248      92,681    77,216    88,291     100,724
     5        1,000,000   1,000,000   1,000,000    85,497   102,287     121,898    94,599   111,389     131,000
     6        1,000,000   1,000,000   1,000,000   101,671   125,433     154,313   111,158   134,921     163,801
     7        1,000,000   1,000,000   1,000,000   117,452   149,484     190,011   126,665   158,697     199,225
     8        1,000,000   1,000,000   1,000,000   133,462   175,145     230,050   140,992   182,675     237,581
     9        1,000,000   1,000,000   1,000,000   149,120   201,883     274,259   153,839   206,602     278,978
    10        1,000,000   1,000,000   1,000,000   164,322   229,652     323,007   164,322   229,652     323,007
    15        1,000,000   1,000,000   1,263,561   234,189   386,882     654,695   234,189   386,882     654,695
    20        1,000,000   1,000,000   2,020,239   292,306   581,248   1,188,376   292,306   581,248   1,188,376
    25        1,000,000   1,112,170   2,944,470   256,475   731,691   1,937,151   256,475   731,691   1,937,151

Assuming a Fund fee average of .83%.
0% gross = -.83% net
6% gross = 5.12% net
12% gross = 11.07% net
---------------

(1) Assumes no policy loan or partial withdrawal has been made.

                                CORPEXEC VUL IV

                                    TABLE 2

                       MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS INITIAL FACE AMOUNT: $1,000,000
                       LIFE INSURANCE BENEFIT OPTION 1

                       CASH VALUE ACCUMULATION TEST

                       ASSUMING GUARANTEED CHARGES

                                                                                   END OF YEAR CASH SURRENDER
                END OF YEAR DEATH BENEFIT(1)        END OF YEAR CASH VALUE(1)      VALUE ASSUMING HYPOTHETICAL
                 ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS       GROSS ANNUAL INVESTMENT
                 ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF              RETURN OF
 VALUE(1)     ---------------------------------   -----------------------------   -----------------------------
POLICY YEAR      0%          6%          12%        0%        6%         12%        0%        6%         12%
-----------   ---------   ---------   ---------   -------   -------   ---------   -------   -------   ---------
     1        1,000,000   1,000,000   1,000,000    12,550    13,432      14,316    16,173    17,054      17,938
     2        1,000,000   1,000,000   1,000,000    25,436    28,023      30,719    31,130    33,717      36,413
     3        1,000,000   1,000,000   1,000,000    37,832    42,958      48,516    45,249    50,375      55,932
     4        1,000,000   1,000,000   1,000,000    49,640    58,150      67,748    58,380    66,891      76,489
     5        1,000,000   1,000,000   1,000,000    60,876    73,623      88,590    70,475    83,222      98,189
     6        1,000,000   1,000,000   1,000,000    71,556    89,405     111,230    81,461    99,310     121,136
     7        1,000,000   1,000,000   1,000,000    81,583   105,412     135,774    91,098   114,928     145,290
     8        1,000,000   1,000,000   1,000,000    91,895   122,657     163,506    99,397   130,159     171,008
     9        1,000,000   1,000,000   1,000,000   101,454   140,114     193,639   106,072   144,731     198,256
    10        1,000,000   1,000,000   1,000,000   110,155   157,695     226,365   110,155   157,695     226,365
    15        1,000,000   1,000,000   1,000,000   139,808   247,290     441,543   139,808   247,290     441,543
    20        1,000,000   1,000,000   1,327,941   139,578   336,842     781,142   139,578   336,842     781,142
    25        1,000,000   1,000,000   1,794,897     8,598   324,115   1,180,853     8,598   324,115   1,180,853

Assuming a Fund fee average of .83%.
0% gross = -.83% net
6% gross = 5.12% net
12% gross = 11.07% net
---------------

(1) Assumes no policy loan or partial withdrawal has been made.

                        OBTAINING ADDITIONAL INFORMATION

     The Statement of Additional Information ("SAI") contains additional information about CorpExec VUL. The SAI is available without charge upon request. You can request the SAI by mail by contacting New York Life Insurance and Annuity Corporation ("NYLIAC") at 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211, or by calling (888) 695-4748. The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                               PAGE
                                                               ----
Financial Statements........................................     2
NYLIAC & Separate Account Financial Statements..............   F-1

     Information about CorpExec VUL (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about CorpExec VUL are available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.

     For a personalized illustration, contact your Registered Representative or call us at (888) 695-4748.

SEC File Number: 811-07697

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      STATEMENT OF ADDITIONAL INFORMATION

                                     DATED

                                  MAY 1, 2005

                                      FOR

                           CORPORATE EXECUTIVE SERIES
                        VARIABLE UNIVERSAL LIFE POLICIES

                                      FROM

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     This Statement of Additional Information ("SAI") is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC Corporate Executive Series Variable Universal Life (CorpExec VUL) prospectus. You should read the SAI in conjunction with the current CorpExec VUL prospectus dated May 1, 2005 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain the prospectus by calling New York Life Insurance and Annuity Corporation ("NYLIAC") at (888) 695-4748 or writing to NYLIAC at 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211. Terms used but not defined in the SAI have the same meaning as in the current CorpExec VUL prospectus.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
Financial Statements........................................     2
NYLIAC & Separate Account Financial Statements..............   F-1

     CORPEXEC VUL IS OFFERED UNDER NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2004 and 2003, and the statement of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2004 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2004 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2004


                                                              MAINSTAY VP                       MAINSTAY VP
                                             MAINSTAY VP        CAPITAL        MAINSTAY VP         COMMON
                                                BOND--       APPRECIATION--        CASH           STOCK--
                                            INITIAL CLASS    INITIAL CLASS      MANAGEMENT     INITIAL CLASS
                                            -----------------------------------------------------------------
ASSETS:
  Investment at net asset value...........   $  6,144,404     $  8,677,031     $ 15,403,807     $ 87,639,468

LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for:
    Mortality and expense risk charges....          8,703            2,912            1,401           60,118
                                             ------------     ------------     ------------     ------------
      Total net assets....................   $  6,135,701     $  8,674,119     $ 15,402,406     $ 87,579,350
                                             ============     ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    Series I Policies.....................   $  4,972,664     $  1,233,556     $    118,830     $  3,826,438
    Series II Policies....................             --               --        1,591,007       83,745,083
    Series III Policies...................      1,163,037        7,440,563       13,692,569            7,829
                                             ------------     ------------     ------------     ------------
      Total net assets....................   $  6,135,701     $  8,674,119     $ 15,402,406     $ 87,579,350
                                             ============     ============     ============     ============
    Series I Variable accumulation unit
      value...............................   $      14.41     $       9.02     $       1.18     $      11.63
                                             ============     ============     ============     ============
    Series II Variable accumulation unit
      value...............................   $         --     $         --     $       1.02     $      13.40
                                             ============     ============     ============     ============
    Series III Variable accumulation unit
      value...............................   $      10.27     $      10.38     $       1.01     $      10.83
                                             ============     ============     ============     ============
Identified Cost of Investment.............   $  6,161,544     $  8,772,245     $ 15,403,815     $ 79,466,610
                                             ============     ============     ============     ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                       MAINSTAY VP
                                        HIGH YIELD      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP      MAINSTAY VP       CORPORATE      INTERNATIONAL       MID CAP          MID-CAP          MID-CAP
    CONVERTIBLE--     GOVERNMENT--        BOND--          EQUITY--          CORE--          GROWTH--         VALUE--
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
    --------------------------------------------------------------------------------------------------------------------
     $    229,233     $  1,005,441     $  4,372,690     $ 53,892,313     $ 38,069,614     $    143,521     $ 54,713,812

              148            1,630            7,003           86,276           22,154               --           33,679
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $    229,085     $  1,003,811     $  4,365,687     $ 53,806,037     $ 38,047,460     $    143,521     $ 54,680,133
     ============     ============     ============     ============     ============     ============     ============
     $        370     $    897,991     $  3,917,025     $ 49,628,662     $         --     $         --     $         --
          228,715           48,599           58,160          845,878       35,255,289               --       54,668,494
               --           57,221          390,502        3,331,497        2,792,171          143,521           11,639
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $    229,085     $  1,003,811     $  4,365,687     $ 53,806,037     $ 38,047,460     $    143,521     $ 54,680,133
     ============     ============     ============     ============     ============     ============     ============
     $      10.63     $      13.99     $      16.27     $      13.42     $         --     $         --     $         --
     ============     ============     ============     ============     ============     ============     ============
     $      12.68     $      10.74     $      14.73     $      14.88     $      16.06     $         --     $      11.30
     ============     ============     ============     ============     ============     ============     ============
     $      10.42     $      10.37     $      10.95     $      11.57     $      11.80     $      11.61     $      10.60
     ============     ============     ============     ============     ============     ============     ============
     $    217,959     $  1,006,442     $  3,791,252     $ 47,566,721     $ 33,118,096     $    135,461     $ 49,083,392
     ============     ============     ============     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2004

                                             MAINSTAY VP      MAINSTAY VP
                                               S&P 500         SMALL-CAP       MAINSTAY VP      MAINSTAY VP
                                               INDEX--          GROWTH--      TOTAL RETURN--      VALUE--
                                            INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                            -----------------------------------------------------------------
ASSETS:
  Investment at net asset value...........   $131,843,850     $      6,091     $  1,362,857     $130,159,083

LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for:
    Mortality and expense risk charges....        205,321               --            2,214           83,042
                                             ------------     ------------     ------------     ------------
      Total net assets....................   $131,638,529     $      6,091     $  1,360,643     $130,076,041
                                             ============     ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    Series I Policies.....................   $118,599,296     $         --     $  1,360,643     $  2,867,738
    Series II Policies....................        297,272               --               --      126,588,381
    Series III Policies...................     12,741,961            6,091               --          619,922
                                             ------------     ------------     ------------     ------------
      Total net assets....................   $131,638,529     $      6,091     $  1,360,643     $130,076,041
                                             ============     ============     ============     ============
    Series I Variable accumulation unit
      value...............................   $      11.42     $         --     $       9.10     $      10.83
                                             ============     ============     ============     ============
    Series II Variable accumulation unit
      value...............................   $      11.50     $         --     $         --     $      14.49
                                             ============     ============     ============     ============
    Series III Variable accumulation unit
      value...............................   $      10.83     $      10.45     $         --     $      10.00
                                             ============     ============     ============     ============
Identified Cost of Investment.............   $142,241,471     $      5,641     $  1,299,772     $119,767,783
                                             ============     ============     ============     ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                       MAINSTAY VP
     MAINSTAY VP      MAINSTAY VP      EAGLE ASSET      MAINSTAY VP
       AMERICAN      DREYFUS LARGE      MANAGEMENT      LORD ABBETT     ALGER AMERICAN    ALGER AMERICAN       AMERICAN
    CENTURY INCOME      COMPANY           GROWTH         DEVELOPING       LEVERAGED           SMALL         CENTURY(R) VP
     AND GROWTH--       VALUE--          EQUITY--         GROWTH--         ALLCAP--      CAPITALIZATION--      VALUE--
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    CLASS O SHARES    CLASS O SHARES       CLASS II
    ----------------------------------------------------------------------------------------------------------------------
     $     53,264     $    463,922     $    316,839     $         --     $     12,542      $    404,376      $    112,237

                3              720              483               --               --               444                60
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $     53,261     $    463,202     $    316,356     $         --     $     12,542      $    403,932      $    112,177
     ============     ============     ============     ============     ============      ============      ============
     $         --     $    396,462     $    253,814     $         --     $         --      $    230,331      $         --
            4,407           47,185           48,325               --               --           114,730           112,177
           48,854           19,555           14,217               --           12,542            58,871                --
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $     53,261     $    463,202     $    316,356     $         --     $     12,542      $    403,932      $    112,177
     ============     ============     ============     ============     ============      ============      ============
     $         --     $      11.49     $       5.79     $         --     $         --      $       9.24      $         --
     ============     ============     ============     ============     ============      ============      ============
     $      11.95     $      14.24     $       9.82     $         --     $         --      $      14.26      $      10.94
     ============     ============     ============     ============     ============      ============      ============
     $      11.28     $      10.76     $       9.81     $         --     $      10.42      $      10.59      $         --
     ============     ============     ============     ============     ============      ============      ============
     $     47,872     $    428,119     $    388,608     $         --     $     11,656      $    319,934      $    104,033
     ============     ============     ============     ============     ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2004

                                                               DREYFUS IP      DREYFUS VIF
                                                               TECHNOLOGY       DEVELOPING     FIDELITY(R) VIP
                                            CALVERT SOCIAL      GROWTH--        LEADERS--      CONTRAFUND(R)--
                                               BALANCED      INITIAL SHARES   INITIAL SHARES    INITIAL CLASS
                                            ------------------------------------------------------------------
ASSETS:
  Investment at net asset value...........   $    409,330     $    132,577     $    200,226     $  2,557,250

LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for:
    Mortality and expense risk charges....             12                1              148            1,813
                                             ------------     ------------     ------------     ------------
      Total net assets....................   $    409,318     $    132,576     $    200,078     $  2,555,437
                                             ============     ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    Series I Policies.....................   $      6,949     $         --     $         --     $    468,642
    Series II Policies....................             --               --          177,893        1,572,710
    Series III Policies...................        402,369          132,576           22,185          514,085
                                             ------------     ------------     ------------     ------------
      Total net assets....................   $    409,318     $    132,576     $    200,078     $  2,555,437
                                             ============     ============     ============     ============
    Series I Variable accumulation unit
      value...............................   $      11.84     $         --     $         --     $      15.44
                                             ============     ============     ============     ============
    Series II Variable accumulation unit
      value...............................   $         --     $       9.79     $      11.05     $      13.59
                                             ============     ============     ============     ============
    Series III Variable accumulation unit
      value...............................   $      10.77     $       9.70     $      10.29     $      11.08
                                             ============     ============     ============     ============
Identified Cost of Investment.............   $    392,370     $    132,365     $    186,533     $  2,181,679
                                             ============     ============     ============     ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

  FIDELITY(R) VIP                                       FIDELITY(R) VIP                                       FIDELITY(R) VIP
      EQUITY-       FIDELITY(R) VIP   FIDELITY(R) VIP     INVESTMENT      FIDELITY(R) VIP   FIDELITY(R) VIP        VALUE
     INCOME--          GROWTH--         INDEX 500--      GRADE BOND--        MID-CAP--        OVERSEAS--       STRATEGIES--
   INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
  ---------------------------------------------------------------------------------------------------------------------------
<S
   $  3,661,261      $  1,905,690      $  6,368,213      $  1,040,730      $  4,813,771      $    704,669      $     26,840
          3,274               168               497               538               347                 6                --
   ------------      ------------      ------------      ------------      ------------      ------------      ------------
   $  3,657,987      $  1,905,522      $  6,367,716      $  1,040,192      $  4,813,424      $    704,663      $     26,840
   ============      ============      ============      ============      ============      ============      ============
   $  1,872,747      $         --      $         --      $         --      $         --      $         --      $         --
         48,671           269,891           816,095           925,599           583,543                --                --
      1,736,569         1,635,631         5,551,621           114,593         4,229,881           704,663            26,840
   ------------      ------------      ------------      ------------      ------------      ------------      ------------
   $  3,657,987      $  1,905,522      $  6,367,716      $  1,040,192      $  4,813,424      $    704,663      $     26,840
   ============      ============      ============      ============      ============      ============      ============
   $      12.54      $         --      $         --      $         --      $         --      $         --      $         --
   ============      ============      ============      ============      ============      ============      ============
   $      14.86      $      10.38      $      13.32      $      11.87      $      14.88      $      14.40      $         --
   ============      ============      ============      ============      ============      ============      ============
   $      10.82      $       9.92      $      10.75      $      10.35      $      11.59      $      10.46      $      11.88
   ============      ============      ============      ============      ============      ============      ============
   $  3,218,583      $  1,749,174      $  5,780,868      $  1,040,647      $  4,100,899      $    614,106      $     23,831
   ============      ============      ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2004

                                                                               JANUS ASPEN
                                             JANUS ASPEN      JANUS ASPEN         SERIES
                                                SERIES       SERIES MID CAP     WORLDWIDE       LORD ABBETT
                                              BALANCED--        GROWTH--         GROWTH--      SERIES FUND--
                                            INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL    MID-CAP VALUE
                                                SHARES           SHARES           SHARES         PORTFOLIO
                                            -----------------------------------------------------------------
ASSETS:
  Investment at net asset value...........   $ 13,386,738     $    638,335     $    715,494     $  6,040,527

LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for:
    Mortality and expense risk charges....         20,750               --              913              621
                                             ------------     ------------     ------------     ------------
      Total net assets....................   $ 13,365,988     $    638,335     $    714,581     $  6,039,906
                                             ============     ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    Series I Policies.....................   $ 11,571,073     $         --     $    523,260     $         --
    Series II Policies....................        998,127               --           63,373        1,025,876
    Series III Policies...................        796,788          638,335          127,948        5,014,030
                                             ------------     ------------     ------------     ------------
      Total net assets....................   $ 13,365,988     $    638,335     $    714,581     $  6,039,906
                                             ============     ============     ============     ============
    Series I Variable accumulation unit
      value...............................   $      15.73     $         --     $      10.83     $         --
                                             ============     ============     ============     ============
    Series II Variable accumulation unit
      value...............................   $      11.47     $         --     $      10.21     $      14.92
                                             ============     ============     ============     ============
    Series III Variable accumulation unit
      value...............................   $      10.62     $      11.20     $       9.74     $      11.58
                                             ============     ============     ============     ============
Identified Cost of Investment.............   $ 12,593,452     $    543,545     $    708,685     $  5,313,930
                                             ============     ============     ============     ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                                                         MORGAN STANLEY
      MFS(R)          MFS(R) NEW                        MORGAN STANLEY    UIF EMERGING    MORGAN STANLEY     PIMCO LOW
  INVESTORS TRUST     DISCOVERY      MFS(R) UTILITIES    UIF EMERGING       MARKETS       UIF U.S. REAL      DURATION--
     SERIES--          SERIES--          SERIES--       MARKETS DEBT--      EQUITY--         ESTATE--      ADMINISTRATIVE
   INITIAL CLASS    INITIAL CLASS     INITIAL CLASS        CLASS I          CLASS I          CLASS I           SHARES
  -----------------------------------------------------------------------------------------------------------------------
<S
   $    168,998      $    315,256      $         --      $        433     $    510,114     $  1,761,111     $    200,588
             79                --                --                --               52              621               63
   ------------      ------------      ------------      ------------     ------------     ------------     ------------
   $    168,919      $    315,256      $         --      $        433     $    510,062     $  1,760,490     $    200,525
   ============      ============      ============      ============     ============     ============     ============
   $         --      $         --      $         --      $         --     $     29,080     $         --     $         --
        168,919                --                --                --               --          951,762          152,464
             --           315,256                --               433          480,982          808,728           48,061
   ------------      ------------      ------------      ------------     ------------     ------------     ------------
   $    168,919      $    315,256      $         --      $        433     $    510,062     $  1,760,490     $    200,525
   ============      ============      ============      ============     ============     ============     ============
   $         --      $         --      $         --      $         --     $      12.81     $         --     $         --
   ============      ============      ============      ============     ============     ============     ============
   $      12.88      $         --      $      11.75      $         --     $         --     $      16.85     $      10.00
   ============      ============      ============      ============     ============     ============     ============
   $         --      $       9.94      $         --      $      10.82     $      11.14     $      13.67     $      10.00
   ============      ============      ============      ============     ============     ============     ============
   $    146,602      $    275,349      $         --      $        403     $    423,189     $  1,324,544     $    201,749
   ============      ============      ============      ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2004

                                              PIMCO REAL      PIMCO TOTAL                       SCUDDER VIT
                                               RETURN--         RETURN--          ROYCE        EAFE(R) EQUITY
                                            ADMINISTRATIVE   ADMINISTRATIVE     MICRO-CAP       INDEX FUND--
                                                SHARES           SHARES         PORTFOLIO      CLASS A SHARES
                                            -----------------------------------------------------------------
ASSETS:
  Investment at net asset value...........   $    102,226     $  3,027,075     $    294,758     $      1,418

LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for:
    Mortality and expense risk charges....             32               --               34               --
                                             ------------     ------------     ------------     ------------
      Total net assets....................   $    102,194     $  3,027,075     $    294,724     $      1,418
                                             ============     ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    Series I Policies.....................   $         --     $         --     $         --     $         --
    Series II Policies....................         77,720               --           83,805               --
    Series III Policies...................         24,474        3,027,075          210,919            1,418
                                             ------------     ------------     ------------     ------------
      Total net assets....................   $    102,194     $  3,027,075     $    294,724     $      1,418
                                             ============     ============     ============     ============
    Series I Variable accumulation unit
      value...............................   $         --     $         --     $         --     $         --
                                             ============     ============     ============     ============
    Series II Variable accumulation unit
      value...............................   $      10.18     $         --     $      11.01     $         --
                                             ============     ============     ============     ============
    Series III Variable accumulation unit
      value...............................   $      10.19     $      10.35     $      11.01     $      11.12
                                             ============     ============     ============     ============
Identified Cost of Investment.............   $    103,743     $  3,038,401     $    291,769     $      1,275
                                             ============     ============     ============     ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                                                                                                 T. ROWE PRICE
           SCUDDER VIT     T. ROWE PRICE                                                        T. ROWE PRICE       PERSONAL
            SMALL CAP        BLUE CHIP      T. ROWE PRICE     T. ROWE PRICE    T. ROWE PRICE     NEW AMERICA        STRATEGY
           INDEX FUND--        GROWTH       EQUITY INCOME     INTERNATIONAL     LIMITED-TERM        GROWTH          BALANCED
          CLASS A SHARES     PORTFOLIO        PORTFOLIO      STOCK PORTFOLIO   BOND PORTFOLIO     PORTFOLIO        PORTFOLIO
          ---------------------------------------------------------------------------------------------------------------------
           $  5,895,989     $  4,701,859     $  6,077,929     $    367,310      $    263,348     $     48,711     $  5,184,511
                     44              118            1,992               63               126               --               --
           ------------     ------------     ------------     ------------      ------------     ------------     ------------
           $  5,895,945     $  4,701,741     $  6,075,937     $    367,247      $    263,222     $     48,711     $  5,184,511
           ============     ============     ============     ============      ============     ============     ============
           $         --     $         --     $    411,834     $         --      $         --     $         --     $         --
                 72,874          201,413        2,044,423          116,536           200,388               --               --
              5,823,071        4,500,328        3,619,680          250,711            62,834           48,711        5,184,511
           ------------     ------------     ------------     ------------      ------------     ------------     ------------
           $  5,895,945     $  4,701,741     $  6,075,937     $    367,247      $    263,222     $     48,711     $  5,184,511
           ============     ============     ============     ============      ============     ============     ============
           $         --     $         --     $      14.11     $         --      $         --     $         --     $         --
           ============     ============     ============     ============      ============     ============     ============
           $      12.18     $      10.65     $      12.04     $      11.27      $      10.64     $         --     $         --
           ============     ============     ============     ============      ============     ============     ============
           $      11.23     $      10.96     $      11.15     $      11.17      $      10.05     $      10.32     $      10.92
           ============     ============     ============     ============      ============     ============     ============
           $  5,727,539     $  4,356,142     $  5,473,935     $    332,676      $    267,646     $     48,347     $  5,041,713
           ============     ============     ============     ============      ============     ============     ============


              VAN ECK
             WORLDWIDE
              ABSOLUTE
               RETURN
           --------------
            $      9,379
                      --
            ------------
            $      9,379
            ============
            $         --
                      --
                   9,379
            ------------
            $      9,379
            ============
            $         --
            ============
            $         --
            ============
            $       9.91
            ============
            $      9,400
            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2004

                                                              MAINSTAY VP                       MAINSTAY VP
                                             MAINSTAY VP        CAPITAL        MAINSTAY VP         COMMON         MAINSTAY VP
                                                BOND--       APPRECIATION--        CASH           STOCK--        CONVERTIBLE--
                                            INITIAL CLASS    INITIAL CLASS      MANAGEMENT     INITIAL CLASS     INITIAL CLASS
                                            ----------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.........................  $     185,745    $       3,012    $     145,346    $   1,169,091     $       4,328
  Mortality and expense risk charges......        (32,956)        (113,234)         (51,165)        (255,750)             (519)
                                            -------------    -------------    -------------    -------------     -------------
      Net investment income (loss)........        152,789         (110,222)          94,181          913,341             3,809
                                            -------------    -------------    -------------    -------------     -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.......        307,172       19,737,281      317,453,040       29,604,166            23,701
  Cost of investments sold................        291,818       32,525,423      317,450,134       39,182,093            22,488
                                            -------------    -------------    -------------    -------------     -------------
      Net realized gain (loss) on
        investments.......................         15,354      (12,788,142)           2,906       (9,577,927)            1,213
  Realized gain distribution received.....         55,836               --               --               --                --
  Change in unrealized appreciation
    (depreciation) on investments.........        (58,215)      12,149,736              144       18,160,246             7,552
                                            -------------    -------------    -------------    -------------     -------------
      Net gain (loss) on investments......         12,975         (638,406)           3,050        8,582,319             8,765
                                            -------------    -------------    -------------    -------------     -------------
        Net increase (decrease) in net
          assets resulting from
          operations......................  $     165,764    $    (748,628)   $      97,231    $   9,495,660     $      12,574
                                            =============    =============    =============    =============     =============

                                                                              MAINSTAY VP      MAINSTAY VP       MAINSTAY VP
                                                                                AMERICAN         DREYFUS         EAGLE ASSET
                                             MAINSTAY VP                        CENTURY           LARGE           MANAGEMENT
                                                TOTAL         MAINSTAY VP      INCOME AND        COMPANY            GROWTH
                                               RETURN--         VALUE--         GROWTH--         VALUE--           EQUITY--
                                            INITIAL CLASS    INITIAL CLASS   INITIAL CLASS    INITIAL CLASS     INITIAL CLASS
                                            ----------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.........................  $      22,836    $  1,412,434    $         875    $       4,287     $         706
  Mortality and expense risk charges......         (9,081)       (142,304)             (59)          (2,745)           (2,073)
                                            -------------    -------------   -------------    -------------     -------------
      Net investment income (loss)........         13,755       1,270,130              816            1,542            (1,367)
                                            -------------    -------------   -------------    -------------     -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.......        359,736         319,045              637           39,284           195,371
  Cost of investments sold................        492,478         296,317              605           39,150           206,780
                                            -------------    -------------   -------------    -------------     -------------
      Net realized gain (loss) on
        investments.......................       (132,742)         22,728               32              134           (11,409)
  Realized gain distribution received.....             --              --               --               --                --
  Change in unrealized appreciation
    (depreciation) on investments.........        177,796      10,379,156            5,158           42,210            (4,861)
                                            -------------    -------------   -------------    -------------     -------------
      Net gain (loss) on investments......         45,054      10,401,884            5,190           42,344           (16,270)
                                            -------------    -------------   -------------    -------------     -------------
        Net increase (decrease) in net
          assets resulting from
          operations......................  $      58,809    $ 11,672,014    $       6,006    $      43,886     $     (17,637)
                                            =============    =============   =============    =============     =============

 Not all Investment Divisions are available under all policies.
(a) For the period April 2004 (Commencement of Investments) through December 2004.
(b) For the period June 2004 (Commencement of Investments) through December 2004.
(c) For the period July 2004 (Commencement of Investments) through December 2004.
(d) For the period September 2004 (Commencement of Investments) through December 2004.
(e) For the period October 2004 (Commencement of Investments) through December 2004.
(f) For the period November 2004 (Commencement of Investments) through December 2004.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                       MAINSTAY VP
                       HIGH YIELD         MAINSTAY VP      MAINSTAY VP      MAINSTAY VP        MAINSTAY VP       MAINSTAY VP
     MAINSTAY VP        CORPORATE        INTERNATIONAL       MID CAP          MID-CAP            MID-CAP           S&P 500
    GOVERNMENT--         BOND--            EQUITY--          CORE--           GROWTH--           VALUE--           INDEX--
    INITIAL CLASS     INITIAL CLASS      INITIAL CLASS    INITIAL CLASS   INITIAL CLASS(A)   INITIAL CLASS(C)   INITIAL CLASS
    --------------------------------------------------------------------------------------------------------------------------
    $     41,568      $     290,636      $     459,135    $    155,962     $          --      $     420,807     $   1,797,626
          (6,345)           (26,037)          (168,642)        (34,643)              (20)           (55,364)         (690,372)
    -------------     -------------      -------------    -------------    -------------      -------------     -------------
          35,223            264,599            290,493         121,319               (20)           365,443         1,107,254
    -------------     -------------      -------------    -------------    -------------      -------------     -------------
         103,177            472,516          1,599,671         157,697               466            114,281         4,782,166
         102,892            447,201          1,597,954         138,244               455            108,407         5,795,520
    -------------     -------------      -------------    -------------    -------------      -------------     -------------
             285             25,315              1,717          19,453                11              5,874        (1,013,354)
              --                 --                 --         728,829                --            470,229                --
         (12,277)           160,323          6,570,463       4,943,357             8,061          5,630,421        10,169,524
    -------------     -------------      -------------    -------------    -------------      -------------     -------------
         (11,992)           185,638          6,572,180       5,691,639             8,072          6,106,524         9,156,170
    -------------     -------------      -------------    -------------    -------------      -------------     -------------
    $     23,231      $     450,237      $   6,862,673    $  5,812,958     $       8,052      $   6,471,967     $  10,263,424
    =============     =============      =============    =============    =============      =============     =============


       MAINSTAY VP
        SMALL-CAP
         GROWTH--
     INITIAL CLASS(A)
    ----------------------------------------------------
      $          --
                 (6)
      -------------
                 (6)
      -------------
                 61
                 65
      -------------
                 (4)
                 --
                450
      -------------
                446
      -------------
      $         440
      =============

                                                ALGER
      MAINSTAY VP                              AMERICAN
      LORD ABBETT       ALGER AMERICAN          SMALL           AMERICAN                            DREYFUS IP       DREYFUS VIF
       DEVELOPING          LEVERAGED       CAPITALIZATION--    CENTURY(R)                           TECHNOLOGY        DEVELOPING
        GROWTH--           ALLCAP--            CLASS O         VP VALUE--      CALVERT SOCIAL        GROWTH--         LEADERS--
    INITIAL CLASS(A)   CLASS O SHARES(A)        SHARES         CLASS II(C)        BALANCED        INITIAL SHARES    INITIAL SHARES
    -----------------------------------------------------------------------------------------------------------------------------
     $          --       $          --      $          --     $         --     $       6,702      $          --     $         380
                --                 (11)            (1,564)             (84)             (322)              (225)             (709)
     -------------       -------------      -------------     -------------    -------------      -------------     -------------
                --                 (11)            (1,564)             (84)            6,380               (225)             (329)
     -------------       -------------      -------------     -------------    -------------      -------------     -------------
                --                  97             31,783               26           298,456            265,718           207,098
               (16)                102             29,976               27           298,091            268,401           153,916
     -------------       -------------      -------------     -------------    -------------      -------------     -------------
                16                  (5)             1,807               (1)              365             (2,683)           53,182
                --                  --                 --               --                --                 --                --
                --                 886             46,395            8,203            14,825                215           (26,678)
     -------------       -------------      -------------     -------------    -------------      -------------     -------------
                16                 881             48,202            8,202            15,190             (2,468)           26,504
     -------------       -------------      -------------     -------------    -------------      -------------     -------------
     $          16       $         870      $      46,638     $      8,118     $      21,570      $      (2,693)    $      26,175
     =============       =============      =============     =============    =============      =============     =============


     FIDELITY(R) VIP
     CONTRAFUND(R)--
      INITIAL CLASS
    ------------------------------------------------------------------------------------
      $       4,483
             (6,112)
      -------------
             (1,629)
      -------------
            205,972
            174,282
      -------------
             31,690
                 --
            248,467
      -------------
            280,157
      -------------
      $     278,528
      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2004

                                             FIDELITY(R)                                         FIDELITY(R) VIP    FIDELITY(R)
                                             VIP EQUITY-     FIDELITY(R) VIP   FIDELITY(R) VIP     INVESTMENT         VIP MID-
                                               INCOME--         GROWTH--         INDEX 500--      GRADE BOND--         CAP--
                                            INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS    INITIAL CLASS
                                            ----------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.........................  $      27,533     $         642     $       6,753     $      29,466    $          --
  Mortality and expense risk charges......        (13,768)           (2,063)           (6,877)           (5,128)          (4,309)
                                            -------------     -------------     -------------     -------------    -------------
      Net investment income (loss)........         13,765            (1,421)             (124)           24,338           (4,309)
                                            -------------     -------------     -------------     -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.......        395,053           431,560         1,813,546         2,265,701          648,736
  Cost of investments sold................        392,976           456,273         1,853,430         2,217,301          650,003
                                            -------------     -------------     -------------     -------------    -------------
      Net realized gain (loss) on
        investments.......................          2,077           (24,713)          (39,884)           48,400           (1,267)
  Realized gain distribution received.....          6,577                --                --            21,195               --
  Change in unrealized appreciation
    (depreciation) on investments.........        304,640           134,390           531,743           (11,971)         657,216
                                            -------------     -------------     -------------     -------------    -------------
      Net gain (loss) on investments......        313,294           109,677           491,859            57,624          655,949
                                            -------------     -------------     -------------     -------------    -------------
        Net increase (decrease) in net
          assets resulting from
          operations......................  $     327,059     $     108,256     $     491,735     $      81,962    $     651,640
                                            =============     =============     =============     =============    =============

                                                                              MORGAN STANLEY
                                                MFS(R)       MORGAN STANLEY    UIF EMERGING    MORGAN STANLEY     PIMCO LOW
                                              UTILITIES       UIF EMERGING       MARKETS       UIF U.S. REAL      DURATION--
                                               SERIES--      MARKETS DEBT--      EQUITY--         ESTATE--      ADMINISTRATIVE
                                            INITIAL CLASS      CLASS I(A)        CLASS I          CLASS I         SHARES(F)
                                            ----------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.........................  $       3,516    $       7,834    $         205    $      18,271    $         647
  Mortality and expense risk charges......           (301)             (23)            (426)          (2,642)             (83)
                                            -------------    -------------    -------------    -------------    -------------
      Net investment income (loss)........          3,215            7,811             (221)          15,629              564
                                            -------------    -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.......        240,972          162,759          220,118          410,473              333
  Cost of investments sold................        212,342          172,677          216,321          381,875              334
                                            -------------    -------------    -------------    -------------    -------------
      Net realized gain (loss) on
        investments.......................         28,630           (9,918)           3,797           28,598               (1)
  Realized gain distribution received.....             --            3,661               --           21,270              610
  Change in unrealized appreciation
    (depreciation) on investments.........        (19,528)              30           78,260          336,718           (1,162)
                                            -------------    -------------    -------------    -------------    -------------
      Net gain (loss) on investments......          9,102           (6,227)          82,057          386,586             (553)
                                            -------------    -------------    -------------    -------------    -------------
        Net increase (decrease) in net
          assets resulting from
          operations......................  $      12,317    $       1,584    $      81,836    $     402,215    $          11
                                            =============    =============    =============    =============    =============

 Not all Investment Divisions are available under all policies.
(a) For the period April 2004 (Commencement of Investments) through December 2004.
(b) For the period June 2004 (Commencement of Investments) through December 2004.
(c) For the period July 2004 (Commencement of Investments) through December 2004.
(d) For the period September 2004 (Commencement of Investments) through December 2004.
(e) For the period October 2004 (Commencement of Investments) through December 2004.
(f) For the period November 2004 (Commencement of Investments) through December 2004.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                                           JANUS ASPEN       JANUS ASPEN
                        FIDELITY(R) VIP    JANUS ASPEN      SERIES MID          SERIES
                             VALUE           SERIES            CAP            WORLDWIDE        LORD ABBETT         MFS(R)
     FIDELITY(R) VIP     STRATEGIES--      BALANCED--        GROWTH--          GROWTH--       SERIES FUND--      INVESTORS
       OVERSEAS--           INITIAL       INSTITUTIONAL   INSTITUTIONAL     INSTITUTIONAL     MID-CAP VALUE    TRUST SERIES--
      INITIAL CLASS        CLASS(E)          SHARES         SHARES(A)           SHARES          PORTFOLIO      INITIAL CLASS
    --------------------------------------------------------------------------------------------------------------------------
      $         152      $          --    $     282,592   $          --     $       6,257     $     16,065     $         676
               (603)                (8)         (79,286)           (470)           (3,501)          (4,511)             (277)
      -------------      -------------    -------------   -------------     -------------     -------------    -------------
               (451)                (8)         203,306            (470)            2,756           11,554               399
      -------------      -------------    -------------   -------------     -------------     -------------    -------------
            198,004                 59          440,850         241,030            31,829           90,329             4,399
            203,765                 53          370,187         253,916            53,794           81,800             3,766
      -------------      -------------    -------------   -------------     -------------     -------------    -------------
             (5,761)                 6           70,663         (12,886)          (21,965)           8,529               633
                 --                 --               --              --                --           81,840                --
             88,783              3,009          671,802          94,790            51,288          695,782            11,314
      -------------      -------------    -------------   -------------     -------------     -------------    -------------
             83,022              3,015          742,465          81,904            29,323          786,151            11,947
      -------------      -------------    -------------   -------------     -------------     -------------    -------------
      $      82,571      $       3,007    $     945,771   $      81,434     $      32,079     $    797,705     $      12,346
      =============      =============    =============   =============     =============     =============    =============


        MFS(R) NEW
        DISCOVERY
         SERIES--
     INITIAL CLASS(A)
    --------------------------------------------------------------------------------------------------------------------
      $          --
               (301)
      -------------
               (301)
      -------------
             11,296
             12,005
      -------------
               (709)
                 --
             39,907
      -------------
             39,198
      -------------
      $      38,897
      =============

                                                           SCUDDER VIT
                                                             EAFE(R)
       PIMCO REAL         PIMCO TOTAL                      EQUITY INDEX     SCUDDER VIT     T. ROWE PRICE
        RETURN--           RETURN--           ROYCE           FUND--         SMALL CAP        BLUE CHIP     T. ROWE PRICE
     ADMINISTRATIVE     ADMINISTRATIVE      MICRO-CAP        CLASS A        INDEX FUND--       GROWTH       EQUITY INCOME
        SHARES(F)          SHARES(C)      PORTFOLIO(F)      SHARES(E)      CLASS A SHARES   PORTFOLIO(D)      PORTFOLIO
    ---------------------------------------------------------------------------------------------------------------------
      $         269      $      16,921    $          --   $          --    $         399    $     23,890    $     57,818
                (41)            (2,018)             (44)             (1)            (991)         (2,623)         (9,396)
      -------------      -------------    -------------   -------------    -------------    -------------   -------------
                228             14,903              (44)             (1)            (592)         21,267          48,422
      -------------      -------------    -------------   -------------    -------------    -------------   -------------
                120             51,477              327               3          458,344          97,223         528,817
                120             50,330              352               3          477,571          95,728         502,416
      -------------      -------------    -------------   -------------    -------------    -------------   -------------
                 --              1,147              (25)             --          (19,227)          1,495          26,401
              3,135             38,301            9,880              --               --              --         108,674
             (1,517)           (11,326)           2,990             143          168,426         345,717         427,083
      -------------      -------------    -------------   -------------    -------------    -------------   -------------
              1,618             28,122           12,845             143          149,199         347,212         562,158
      -------------      -------------    -------------   -------------    -------------    -------------   -------------
      $       1,846      $      43,025    $      12,801   $         142    $     148,607    $    368,479    $    610,580
      =============      =============    =============   =============    =============    =============   =============


      T. ROWE PRICE
      INTERNATIONAL
          STOCK
      PORTFOLIO(B)
    ---------------------------------------------------------------------------------------------------------------------   --------
-------
      $       3,787
               (328)
      -------------
              3,459
      -------------
              3,227
              3,211
      -------------
                 16
                 --
             34,636
      -------------
             34,652
      -------------
      $      38,111
      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2004

                                                                              T. ROWE PRICE
                                                             T. ROWE PRICE       PERSONAL         VAN ECK
                                            T. ROWE PRICE     NEW AMERICA        STRATEGY        WORLDWIDE
                                             LIMITED-TERM        GROWTH          BALANCED         ABSOLUTE
                                            BOND PORTFOLIO    PORTFOLIO(F)     PORTFOLIO(B)      RETURN(A)
                                            -----------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.........................  $       5,727    $           1    $      13,637    $          --
  Mortality and expense risk charges......           (434)              (1)          (1,531)              (9)
                                            -------------    -------------    -------------    -------------
      Net investment income (loss)........          5,293               --           12,106               (9)
                                            -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.......         10,441               29          492,564               97
  Cost of investments sold................         10,473               29          497,098               98
                                            -------------    -------------    -------------    -------------
      Net realized gain (loss) on
        investments.......................            (32)              --           (4,534)              (1)
  Realized gain distribution received.....             --               --            7,983               --
  Change in unrealized appreciation
    (depreciation) on investments.........         (3,862)             364          142,798              (20)
                                            -------------    -------------    -------------    -------------
      Net gain (loss) on investments......         (3,894)             364          146,247              (21)
                                            -------------    -------------    -------------    -------------
        Net increase (decrease) in net
          assets resulting from
          operations......................  $       1,399    $         364    $     158,353    $         (30)
                                            =============    =============    =============    =============

 Not all Investment Divisions are available under all policies.
(a) For the period April 2004 (Commencement of Investments) through December 2004.
(b) For the period June 2004 (Commencement of Investments) through December 2004.
(c) For the period July 2004 (Commencement of Investments) through December 2004.
(d) For the period September 2004 (Commencement of Investments) through December 2004.
(e) For the period October 2004 (Commencement of Investments) through December 2004.
(f) For the period November 2004 (Commencement of Investments) through December 2004.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2004 and the year ended December 31, 2003

                                                                  MAINSTAY VP                   MAINSTAY VP
                                                                    BOND--                CAPITAL APPRECIATION--
                                                                 INITIAL CLASS                 INITIAL CLASS
                                                          ---------------------------   ---------------------------
                                                              2004           2003           2004           2003
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $    152,789   $    135,803   $   (110,222)  $    (89,823)
    Net realized gain (loss) on investments.............        15,354         12,642    (12,788,142)      (546,602)
    Realized gain distribution received.................        55,836         97,348             --             --
    Change in unrealized appreciation (depreciation) on
      investments.......................................       (58,215)      (100,260)    12,149,736      5,113,167
                                                          ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations.................................       165,764        145,533       (748,628)     4,476,742
                                                          ------------   ------------   ------------   ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................       676,074        632,778        179,045        235,823
    Cost of insurance...................................      (144,716)      (129,801)      (395,160)      (514,720)
    Policyowners' surrenders............................            --             --         (2,025)       (14,435)
    Net transfers from (to) Fixed Account...............        50,993            111          1,234             --
    Transfers between Investment Divisions..............     1,420,778             --    (11,641,842)            --
    Policyowners' death benefits........................            --        (11,726)      (113,351)       (31,025)
                                                          ------------   ------------   ------------   ------------
      Net contributions and (withdrawals)...............     2,003,129        491,362    (11,972,099)      (324,357)
                                                          ------------   ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................          (287)          (183)         1,421         (5,756)
                                                          ------------   ------------   ------------   ------------
        Increase (decrease) in net assets...............     2,168,606        636,712    (12,719,306)     4,146,629
NET ASSETS:
    Beginning of year...................................     3,967,095      3,330,383     21,393,425     17,246,796
                                                          ------------   ------------   ------------   ------------
    End of year.........................................  $  6,135,701   $  3,967,095   $  8,674,119   $ 21,393,425
                                                          ============   ============   ============   ============


                                                                  MAINSTAY VP
                                                                  HIGH YIELD                    MAINSTAY VP
                                                               CORPORATE BOND--           INTERNATIONAL EQUITY--
                                                                 INITIAL CLASS                 INITIAL CLASS
                                                          ---------------------------   ---------------------------
                                                              2004           2003           2004           2003
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $    264,599   $    196,285   $    290,493   $    163,711
    Net realized gain (loss) on investments.............        25,315         (8,169)         1,717       (110,996)
    Realized gain distribution received.................            --             --             --             --
    Change in unrealized appreciation (depreciation) on
      investments.......................................       160,323        672,367      6,570,463      3,640,343
                                                          ------------   ------------   ------------   ------------
        Net increase (decrease) in net assets resulting
          from operations...............................       450,237        860,483      6,862,673      3,693,058
                                                          ------------   ------------   ------------   ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................       799,643        525,802      2,328,805        203,990
    Cost of insurance...................................      (124,091)      (108,413)      (612,325)      (386,319)
    Policyowners' surrenders............................       (32,776)       (77,843)        (4,383)       (20,992)
    Net transfers from (to) Fixed Account...............        76,773         (1,558)        30,032            613
    Transfers between Investment Divisions..............       (59,049)            --     28,897,685        164,964
    Policyowners' death benefits........................            --        (10,976)       (85,191)       (22,912)
                                                          ------------   ------------   ------------   ------------
      Net contributions and (withdrawals)...............       660,500        327,012     30,554,623        (60,656)
                                                          ------------   ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................          (713)        (1,295)        (6,952)        (5,277)
                                                          ------------   ------------   ------------   ------------
        Increase (decrease) in net assets...............     1,110,024      1,186,200     37,410,344      3,627,125
NET ASSETS:
    Beginning of year...................................     3,255,663      2,069,463     16,395,693     12,768,568
                                                          ------------   ------------   ------------   ------------
    End of year.........................................  $  4,365,687   $  3,255,663   $ 53,806,037   $ 16,395,693
                                                          ============   ============   ============   ============

Not all Investment Divisions are available under all policies.
(a) For the period November 2003 (Commencement of Investments) through December 2003.
(b) For the period April 2004 (Commencement of Investments) through December 2004.
(c) For the period June 2004 (Commencement of Investments) through December 2004.
(d) For the period July 2004 (Commencement of Investments) through December 2004.
(e) For the period September 2004 (Commencement of Investments) through December 2004.
(f) For the period October 2004 (Commencement of Investments) through December 2004.
(g) For the period November 2004 (Commencement of Investments) through December 2004.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                          MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
            MAINSTAY VP                 COMMON STOCK--                 CONVERTIBLE--                 GOVERNMENT--
          CASH MANAGEMENT                INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2004           2003           2004           2003           2004           2003           2004           2003
    ---------------------------------------------------------------------------------------------------------------------
    $     94,181   $     20,659   $    913,341   $    102,259   $      3,809   $      3,569   $     35,223   $     33,041
           2,906           (118)    (9,577,927)      (612,408)         1,213             54            285          2,897
              --             --             --             --             --             --             --             --
             144           (144)    18,160,246      6,962,857          7,552          3,774        (12,277)       (26,204)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          97,231         20,397      9,495,660      6,452,708         12,574          7,397         23,231          9,734
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      10,753,344      1,261,989      1,143,542      1,203,930         60,307          5,481        210,905        145,637
        (146,258)      (122,944)      (786,299)      (776,780)        (3,070)          (402)       (30,431)       (30,409)
        (726,942)            --             --        (44,838)            --             --             --             --
     298,939,665      5,616,610          7,384          1,427            866             74        (14,459)        21,596
    (302,042,021)    (2,519,794)    46,687,666             --        (20,213)       164,964         (5,906)            --
              --             --       (147,257)       (39,705)            --             --             --         (2,813)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       6,777,788      4,235,861     46,905,036        344,034         37,890        170,117        160,109        134,011
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
             (96)           (16)        (2,679)        (8,355)            (5)            (1)           (40)            (5)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       6,874,923      4,256,242     56,398,017      6,788,387         50,459        177,513        183,300        143,740
       8,527,483      4,271,241     31,181,333     24,392,946        178,626          1,113        820,511        676,771
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 15,402,406   $  8,527,483   $ 87,579,350   $ 31,181,333   $    229,085   $    178,626   $  1,003,811   $    820,511
    ============   ============   ============   ============   ============   ============   ============   ============


                                   MAINSTAY VP     MAINSTAY VP                                   MAINSTAY VP
            MAINSTAY VP              MID CAP         MID CAP              MAINSTAY VP             SMALL CAP
          MID CAP CORE--            GROWTH--         VALUE--            S&P 500 INDEX--           GROWTH--
           INITIAL CLASS          INITIAL CLASS   INITIAL CLASS          INITIAL CLASS          INITIAL CLASS
    ---------------------------   -------------   -------------   ---------------------------   -------------
        2004           2003          2004(B)         2004(D)          2004           2003          2004(B)
    ---------------------------------------------------------------------------------------------------------
    $    121,319   $         94   $        (20)   $    365,443    $  1,107,254   $    536,396   $         (6)
          19,453             63             11           5,874      (1,013,354)    (1,259,866)            (4)
         728,829             --             --         470,229              --             --             --
       4,943,357          8,625          8,061       5,630,421      10,169,524     20,982,488            450
    ------------   ------------   ------------    ------------    ------------   ------------   ------------
       5,812,958          8,782          8,052       6,471,967      10,263,424     20,259,018            440
    ------------   ------------   ------------    ------------    ------------   ------------   ------------
          29,153         21,494         90,885              --       2,706,684      1,303,197            917
         (67,684)          (921)          (389)       (103,276)     (2,467,862)    (2,200,223)           (69)
          (2,328)            --             --              --         (43,348)       (33,558)            --
           1,862             --         44,973          10,999         (90,146)         1,023          4,803
      32,230,129             --             --      48,302,687      28,346,643        164,964             --
              --             --             --              --        (491,671)      (132,281)            --
    ------------   ------------   ------------    ------------    ------------   ------------   ------------
      32,191,132         20,573        135,469      48,210,410      27,960,300       (896,878)         5,651
    ------------   ------------   ------------    ------------    ------------   ------------   ------------
          (2,022)            (4)            --          (2,244)         (8,509)       (26,319)            --
    ------------   ------------   ------------    ------------    ------------   ------------   ------------
      38,002,068         29,351        143,521      54,680,133      38,215,215     19,335,821          6,091
          45,392         16,041             --              --      93,423,314     74,087,493             --
    ------------   ------------   ------------    ------------    ------------   ------------   ------------
    $ 38,047,460   $     45,392   $    143,521    $ 54,680,133    $131,638,529   $ 93,423,314   $      6,091
    ============   ============   ============    ============    ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2004 and the year ended December 31, 2003


                                                                  MAINSTAY VP                   MAINSTAY VP
                                                                TOTAL RETURN--                    VALUE--
                                                                 INITIAL CLASS                 INITIAL CLASS
                                                          ---------------------------   ---------------------------
                                                              2004           2003           2004           2003
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $     13,755   $     13,991   $  1,270,130   $        697
    Net realized gain (loss) on investments.............      (132,742)       (23,833)        22,728            137
    Realized gain distribution received.................            --             --             --             --
    Change in unrealized appreciation (depreciation) on
      investments.......................................       177,796        216,859     10,379,156         12,124
                                                          ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations.................................        58,809        207,017     11,672,014         12,958
                                                          ------------   ------------   ------------   ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................       279,647        288,890         14,005         10,092
    Cost of insurance...................................       (32,908)       (36,206)      (287,257)        (2,914)
    Policyowners' surrenders............................            --             --             --             --
    Net transfers from (to) Fixed Account...............            --             --             51             --
    Transfers between Investment Divisions..............      (201,106)            --    118,619,011             --
    Policyowners' death benefits........................            --             --             --             --
                                                          ------------   ------------   ------------   ------------
      Net contributions and (withdrawals)...............        45,633        252,684    118,345,810          7,178
                                                          ------------   ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................           (67)          (263)        (3,019)            (5)
                                                          ------------   ------------   ------------   ------------
        Increase (decrease) in net assets...............       104,375        459,438    130,014,805         20,131
NET ASSETS:
    Beginning of year...................................     1,256,268        796,830         61,236         41,105
                                                          ------------   ------------   ------------   ------------
    End of year.........................................  $  1,360,643   $  1,256,268   $130,076,041   $     61,236
                                                          ============   ============   ============   ============

                                                                                             AMERICAN
                                                                ALGER AMERICAN             CENTURY(R) VP
                                                            SMALL CAPITALIZATION--            VALUE--
                                                                CLASS O SHARES               CLASS II
                                                          ---------------------------   -------------------
                                                              2004           2003             2004(D)
                                                          -------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $     (1,564)  $     (1,075)     $        (84)
    Net realized gain (loss) on investments.............         1,807        (12,098)               (1)
    Realized gain distribution received.................            --             --                --
    Change in unrealized appreciation (depreciation) on
      investments.......................................        46,395         73,680             8,203
                                                          ------------   ------------      ------------
      Net increase (decrease) in net assets resulting
        from operations.................................        46,638         60,507             8,118
                                                          ------------   ------------      ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................        76,963         64,614                --
    Cost of insurance...................................        (4,912)        (5,600)             (938)
    Policyowners' surrenders............................       (24,433)       (10,882)               --
    Net transfers from (to) Fixed Account...............        10,046           (994)               --
    Transfers between Investment Divisions..............        28,691         65,417           104,999
    Policyowners' death benefits........................            --             --                --
                                                          ------------   ------------      ------------
      Net contributions and (withdrawals)...............        86,355        112,555           104,061
                                                          ------------   ------------      ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................           (48)           (72)               (2)
                                                          ------------   ------------      ------------
        Increase (decrease) in net assets...............       132,945        172,990           112,177
NET ASSETS:
    Beginning of year...................................       270,987         97,997                --
                                                          ------------   ------------      ------------
    End of year.........................................  $    403,932   $    270,987      $    112,177
                                                          ============   ============      ============

Not all Investment Divisions are available under all policies.
(a) For the period November 2003 (Commencement of Investments) through December 2003.
(b) For the period April 2004 (Commencement of Investments) through December 2004.
(c) For the period June 2004 (Commencement of Investments) through December 2004.
(d) For the period July 2004 (Commencement of Investments) through December 2004.
(e) For the period September 2004 (Commencement of Investments) through December 2004.
(f) For the period October 2004 (Commencement of Investments) through December 2004.
(g) For the period November 2004 (Commencement of Investments) through December 2004.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                                                        MAINSTAY VP            MAINSTAY VP
            MAINSTAY VP                   MAINSTAY VP                   EAGLE ASSET            LORD ABBETT    ALGER AMERICAN
         AMERICAN CENTURY                DREYFUS LARGE                  MANAGEMENT             DEVELOPING       LEVERAGED
        INCOME AND GROWTH--             COMPANY VALUE--               GROWTH EQUITY--           GROWTH--         ALLCAP--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS          INITIAL CLASS   CLASS O SHARES
    ---------------------------   ---------------------------   ---------------------------   -------------   --------------
        2004           2003           2004           2003           2004           2003          2004(B)         2004(B)
    ------------------------------------------------------------------------------------------------------------------------
    $        816   $         43   $      1,542   $        516   $     (1,367)  $     (1,222)  $         --     $        (11)
              32            (10)           134         (4,790)       (11,409)       (13,856)            16               (5)
              --             --             --             --             --             --             --               --
           5,158            682         42,210         86,767         (4,861)        94,934             --              886
    ------------   ------------   ------------   ------------   ------------   ------------   ------------     ------------
           6,006            715         43,886         82,493        (17,637)        79,856             16              870
    ------------   ------------   ------------   ------------   ------------   ------------   ------------     ------------
              --          1,305         47,700         43,759         98,096        101,239             --              438
            (578)           (74)       (23,020)       (20,954)       (16,419)       (16,954)            --              (98)
              --             --        (13,117)            --        (23,688)            --             --               --
          43,830             --         18,396             --         10,717             --          2,187           11,332
              --             --             --             --       (144,829)            --         (2,203)              --
              --             --             --             --             --             --             --               --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------     ------------
          43,252          1,231         29,959         22,805        (76,123)        84,285            (16)          11,672
    ------------   ------------   ------------   ------------   ------------   ------------   ------------     ------------
              --             --            (30)          (102)            19            (78)            --               --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------     ------------
          49,258          1,946         73,815        105,196        (93,741)       164,063             --           12,542
           4,003          2,057        389,387        284,191        410,097        246,034             --               --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------     ------------
    $     53,261   $      4,003   $    463,202   $    389,387   $    316,356   $    410,097   $         --     $     12,542
    ============   ============   ============   ============   ============   ============   ============     ============

                                          DREYFUS IP                     DREYFUS VIF                  FIDELITY(R) VIP
              CALVERT                 TECHNOLOGY GROWTH--           DEVELOPING LEADERS--              CONTRAFUND(R)--
          SOCIAL BALANCED               INITIAL SHARES                 INITIAL SHARES                  INITIAL CLASS
    ---------------------------   ---------------------------   -----------------------------   ---------------------------
        2004           2003           2004         2003(A)          2004            2003            2004           2003
    -----------------------------------------------------------------------------------------------------------------------
    $      6,380   $        325   $       (225)  $         --   $      (329)    $       (269)   $     (1,629)  $     (1,022)
             365           (231)        (2,683)            --        53,182              808          31,690        (10,369)
              --             --             --             --            --               --              --             --
          14,825          4,220            215             (3)      (26,678)          42,257         248,467        212,453
    ------------   ------------   ------------   ------------   ------------    ------------    ------------   ------------
          21,570          4,314         (2,693)            (3)       26,175           42,796         278,528        201,062
    ------------   ------------   ------------   ------------   ------------    ------------    ------------   ------------
         339,788         12,547          4,703            969       155,905           50,590         603,934        177,654
          (5,646)        (3,057)        (2,031)            --        (7,004)          (4,972)        (48,621)       (30,125)
         (21,315)       (10,711)            --             --        (2,200)              --         (41,926)        (6,981)
          62,550           (924)        11,606             --        (3,609)          75,588          59,912           (678)
         (15,065)            --        120,025             --      (167,209)              --         453,390        457,096
              --             --             --             --            --               --              --             --
    ------------   ------------   ------------   ------------   ------------    ------------    ------------   ------------
         360,312         (2,145)       134,303            969       (24,117)         121,206       1,026,689        596,966
    ------------   ------------   ------------   ------------   ------------    ------------    ------------   ------------
              (2)            (5)            --             --           (10)             (16)           (150)          (169)
    ------------   ------------   ------------   ------------   ------------    ------------    ------------   ------------
         381,880          2,164        131,610            966         2,048          163,986       1,305,067        797,859
          27,438         25,274            966             --       198,030           34,044       1,250,370        452,511
    ------------   ------------   ------------   ------------   ------------    ------------    ------------   ------------
    $    409,318   $     27,438   $    132,576   $        966   $   200,078     $    198,030    $  2,555,437   $  1,250,370
    ============   ============   ============   ============   ============    ============    ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2004 and the year ended December 31, 2003

                                                                FIDELITY(R) VIP               FIDELITY(R) VIP
                                                                EQUITY-INCOME--                  GROWTH--
                                                                 INITIAL CLASS                 INITIAL CLASS
                                                          ---------------------------   ---------------------------
                                                              2004           2003           2004           2003
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $     13,765   $      9,975   $     (1,421)  $       (113)
    Net realized gain (loss) on investments.............         2,077        (11,142)       (24,713)          (205)
    Realized gain distribution received.................         6,577             --             --             --
    Change in unrealized appreciation (depreciation) on
      investments.......................................       304,640        376,339        134,390         24,484
                                                          ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations.................................       327,059        375,172        108,256         24,166
                                                          ------------   ------------   ------------   ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................     1,125,683        274,097      1,009,524         13,919
    Cost of insurance...................................       (67,313)       (52,134)       (16,111)        (1,435)
    Policyowners' surrenders............................       (23,835)       (25,276)            --             --
    Net transfers from (to) Fixed Account...............       737,638           (769)       592,390         37,794
    Transfers between Investment Divisions..............         2,615             --          3,107        118,945
    Policyowners' death benefits........................            --         (5,076)            --             --
                                                          ------------   ------------   ------------   ------------
      Net contributions and (withdrawals)...............     1,774,788        190,842      1,588,910        169,223
                                                          ------------   ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................          (141)          (464)             1             (8)
                                                          ------------   ------------   ------------   ------------
        Increase (decrease) in net assets...............     2,101,706        565,550      1,697,167        193,381
NET ASSETS:
    Beginning of year...................................     1,556,281        990,731        208,355         14,974
                                                          ------------   ------------   ------------   ------------
    End of year.........................................  $  3,657,987   $  1,556,281   $  1,905,522   $    208,355
                                                          ============   ============   ============   ============

                                                                                                         JANUS ASPEN
                                                                                                           SERIES
                                                           FIDELITY(R)            JANUS ASPEN              MID CAP
                                                            VIP VALUE               SERIES                GROWTH--
                                                          STRATEGIES--            BALANCED--            INSTITUTIONAL
                                                          INITIAL CLASS      INSTITUTIONAL SHARES          SHARES
                                                          -------------   ---------------------------   -------------
                                                             2004(F)          2004           2003          2004(B)
                                                          -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $         (8)   $    203,306   $    162,769   $       (470)
    Net realized gain (loss) on investments.............             6          70,663         35,295        (12,886)
    Realized gain distribution received.................            --              --             --             --
    Change in unrealized appreciation (depreciation) on
      investments.......................................         3,009         671,802      1,131,335         94,790
                                                          ------------    ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations.................................         3,007         945,771      1,329,399         81,434
                                                          ------------    ------------   ------------   ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................            --         695,783        704,300        382,722
    Cost of insurance...................................           (51)       (341,843)      (312,850)        (5,140)
    Policyowners' surrenders............................            --         (28,074)       (17,322)            --
    Net transfers from (to) Fixed Account...............        23,884         633,761           (308)       157,821
    Transfers between Investment Divisions..............            --         200,813             --         21,498
    Policyowners' death benefits........................            --              --         (6,472)            --
                                                          ------------    ------------   ------------   ------------
      Net contributions and (withdrawals)...............        23,833       1,160,440        367,348        556,901
                                                          ------------    ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................            --          (1,033)        (1,630)            --
                                                          ------------    ------------   ------------   ------------
        Increase (decrease) in net assets...............        26,840       2,105,178      1,695,117        638,335
NET ASSETS:
    Beginning of year...................................            --      11,260,810      9,565,693             --
                                                          ------------    ------------   ------------   ------------
    End of year.........................................  $     26,840    $ 13,365,988   $ 11,260,810   $    638,335
                                                          ============    ============   ============   ============

Not all Investment Divisions are available under all policies.
(a) For the period November 2003 (Commencement of Investments) through December 2003.
(b) For the period April 2004 (Commencement of Investments) through December 2004.
(c) For the period June 2004 (Commencement of Investments) through December 2004.
(d) For the period July 2004 (Commencement of Investments) through December 2004.
(e) For the period September 2004 (Commencement of Investments) through December 2004.
(f) For the period October 2004 (Commencement of Investments) through December 2004.
(g) For the period November 2004 (Commencement of Investments) through December 2004.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                        FIDELITY(R) VIP
          FIDELITY(R) VIP                 INVESTMENT                  FIDELITY(R) VIP               FIDELITY(R) VIP
            INDEX 500--                  GRADE BOND--                    MID-CAP--                    OVERSEAS--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2004           2003           2004           2003           2004           2003           2004           2003
    ---------------------------------------------------------------------------------------------------------------------
    $       (124)  $        349   $     24,338   $      8,329   $     (4,309)  $       (225)  $       (451)  $          8
         (39,884)           132         48,400            405         (1,267)           (52)        (5,761)           124
              --             --         21,195          3,273             --             --             --             --
         531,743         58,831        (11,971)         6,564        657,216         56,102         88,783          1,951
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         491,735         59,312         81,962         18,571        651,640         55,825         82,571          2,083
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       2,737,942         60,945        403,714        268,699      2,073,654         10,408        370,245          5,837
         (60,805)        (7,311)       (23,733)       (22,177)       (35,204)        (3,032)        (5,275)          (316)
          (1,494)            --        (12,622)       (13,495)       (10,794)            --             --             --
       2,732,857         97,184        (54,465)        59,390      1,569,137         64,789        264,058             --
          73,261        130,834         29,497         65,417        288,613        130,834        (16,633)            --
              --             --             --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       5,481,761        281,652        342,391        357,834      3,885,406        202,999        612,395          5,521
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
             (14)           (24)           (17)            (8)           (41)           (22)            (1)            (1)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       5,973,482        340,940        424,336        376,397      4,537,005        258,802        694,965          7,603
         394,234         53,294        615,856        239,459        276,419         17,617          9,698          2,095
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $  6,367,716   $    394,234   $  1,040,192   $    615,856   $  4,813,424   $    276,419   $    704,663   $      9,698
    ============   ============   ============   ============   ============   ============   ============   ============


            JANUS ASPEN                                                   MFS(R)                 MFS(R)
              SERIES                      LORD ABBETT                    INVESTORS            NEW DISCOVERY
        WORLDWIDE GROWTH--               MID-CAP VALUE                TRUST SERIES--            SERIES--
       INSTITUTIONAL SHARES                PORTFOLIO                   INITIAL CLASS          INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   -------------
        2004           2003           2004           2003           2004           2003          2004(B)
    -------------------------------------------------------------------------------------------------------
    $      2,756   $      1,829   $     11,554   $      1,326   $        399   $        171   $       (301)
         (21,965)       (42,412)         8,529            201            633             47           (709)
              --             --         81,840          3,307             --             --             --
          51,288        129,245        695,782         31,171         11,314         13,434         39,907
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
          32,079         88,662        797,705         36,005         12,346         13,652         38,897
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
         183,330        130,738      3,848,921         10,408         52,041         52,039        120,009
         (22,180)       (20,539)       (53,110)        (2,667)        (4,128)        (3,628)        (1,100)
          (4,782)       (16,957)            --             --             --             --             --
          58,628         22,197        601,673             --             --             --        155,463
              --             --        499,603        291,942             --             --          1,987
              --             --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
         214,996        115,439      4,897,087        299,683         47,913         48,411        276,359
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
             (52)          (113)           (53)           (12)            (4)            (6)            --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
         247,023        203,988      5,694,739        335,676         60,255         62,057        315,256
         467,558        263,570        345,167          9,491        108,664         46,607             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $    714,581   $    467,558   $  6,039,906   $    345,167   $    168,919   $    108,664   $    315,256
    ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2004 and the year ended December 31, 2003

                                                                    MFS(R)              MORGAN STANLEY UIF
                                                              UTILITIES SERIES--         EMERGING MARKETS
                                                                 INITIAL CLASS            DEBT--CLASS I
                                                          ---------------------------   ------------------
                                                              2004           2003            2004(B)
                                                          ------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $      3,215   $      3,991      $      7,811
    Net realized gain (loss) on investments.............        28,630           (531)           (9,918)
    Realized gain distribution received.................            --             --             3,661
    Change in unrealized appreciation (depreciation) on
      investments.......................................       (19,528)        55,934                30
                                                          ------------   ------------      ------------
      Net increase (decrease) in net assets resulting
        from operations.................................        12,317         59,394             1,584
                                                          ------------   ------------      ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................         3,978             --            57,061
    Cost of insurance...................................        (3,132)        (4,436)           (1,307)
    Policyowners' surrenders............................            --             --                --
    Net transfers from (to) Fixed Account...............            --             --            50,741
    Transfers between Investment Divisions..............      (237,385)            --          (107,646)
    Policyowners' death benefits........................            --             --                --
                                                          ------------   ------------      ------------
      Net contributions and (withdrawals)...............      (236,539)        (4,436)           (1,151)
                                                          ------------   ------------      ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................           (11)           (28)               --
                                                          ------------   ------------      ------------
        Increase (decrease) in net assets...............      (224,233)        54,930               433
NET ASSETS:
    Beginning of year...................................       224,233        169,303                --
                                                          ------------   ------------      ------------
    End of year.........................................  $         --   $    224,233      $        433
                                                          ============   ============      ============

                                                           SCUDDER VIT
                                                             EAFE(R)                                     T. ROWE PRICE
                                                           EQUITY INDEX            SCUDDER VIT             BLUE CHIP
                                                              FUND--         SMALL CAP INDEX FUND--         GROWTH
                                                          CLASS A SHARES         CLASS A SHARES            PORTFOLIO
                                                          --------------   ---------------------------   -------------
                                                             2004(F)           2004         2003(A)         2004(E)
                                                          ------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................   $         (1)   $       (592)  $         --   $     21,267
    Net realized gain (loss) on investments.............             --         (19,227)            --          1,495
    Realized gain distribution received.................             --              --             --             --
    Change in unrealized appreciation (depreciation) on
      investments.......................................            143         168,426             25        345,717
                                                           ------------    ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations.................................            142         148,607             25        368,479
                                                           ------------    ------------   ------------   ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................             --         989,656            969      4,115,558
    Cost of insurance...................................             (2)         (9,338)            --        (47,202)
    Policyowners' surrenders............................             --              --             --             --
    Net transfers from (to) Fixed Account...............          1,278         280,402             --        149,860
    Transfers between Investment Divisions..............             --       4,485,627             --        115,051
    Policyowners' death benefits........................             --              --             --             --
                                                           ------------    ------------   ------------   ------------
      Net contributions and (withdrawals)...............          1,276       5,746,347            969      4,333,267
                                                           ------------    ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................             --              (3)            --             (5)
                                                           ------------    ------------   ------------   ------------
        Increase (decrease) in net assets...............          1,418       5,894,951            994      4,701,741
NET ASSETS:
    Beginning of year...................................             --             994             --             --
                                                           ------------    ------------   ------------   ------------
    End of year.........................................   $      1,418    $  5,895,945   $        994   $  4,701,741
                                                           ============    ============   ============   ============

Not all Investment Divisions are available under all policies.
(a) For the period November 2003 (Commencement of Investments) through December 2003.
(b) For the period April 2004 (Commencement of Investments) through December 2004.
(c) For the period June 2004 (Commencement of Investments) through December 2004.
(d) For the period July 2004 (Commencement of Investments) through December 2004.
(e) For the period September 2004 (Commencement of Investments) through December 2004.
(f) For the period October 2004 (Commencement of Investments) through December 2004.
(g) For the period November 2004 (Commencement of Investments) through December 2004.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

          MORGAN STANLEY                                          PIMCO LOW        PIMCO REAL      PIMCO TOTAL
                UIF                   MORGAN STANLEY UIF          DURATION--        RETURN--         RETURN--         ROYCE
         EMERGING MARKETS             U.S. REAL ESTATE--        ADMINISTRATIVE   ADMINISTRATIVE   ADMINISTRATIVE    MICRO-CAP
          EQUITY--CLASS I                   CLASS I                 SHARES           SHARES           SHARES        PORTFOLIO
    ---------------------------   ---------------------------   --------------   --------------   --------------   ------------
        2004           2003           2004           2003          2004(G)          2004(G)          2004(D)         2004(G)
    ---------------------------------------------------------------------------------------------------------------------------
    $       (221)  $       (158)  $     15,629   $       (998)   $        564     $        228     $     14,903    $        (44)
           3,797            386         28,598           (133)             (1)              --            1,147             (25)
              --             --         21,270             --             610            3,135           38,301           9,880
          78,260          9,331        336,718        130,922          (1,162)          (1,517)         (11,326)          2,990
    ------------   ------------   ------------   ------------    ------------     ------------     ------------    ------------
          81,836          9,559        402,215        129,791              11            1,846           43,025          12,801
    ------------   ------------   ------------   ------------    ------------     ------------     ------------    ------------
         292,089          7,827        595,111         46,046              --               --        2,469,632         181,770
          (5,164)        (2,230)       (18,941)       (10,011)           (646)            (232)         (24,841)           (426)
          (8,493)        (3,513)        (2,721)            --              --               --               --              --
          13,279           (335)       118,919             --              --               --          539,259              --
         105,645             --          7,817        271,280         201,160          100,580               --         100,580
              --             --             --             --              --               --               --              --
    ------------   ------------   ------------   ------------    ------------     ------------     ------------    ------------
         397,356          1,749        700,185        307,315         200,514          100,348        2,984,050         281,924
    ------------   ------------   ------------   ------------    ------------     ------------     ------------    ------------
             (10)           (13)           (83)           (48)             --               --               --              (1)
    ------------   ------------   ------------   ------------    ------------     ------------     ------------    ------------
         479,182         11,295      1,102,317        437,058         200,525          102,194        3,027,075         294,724
          30,880         19,585        658,173        221,115              --               --               --              --
    ------------   ------------   ------------   ------------    ------------     ------------     ------------    ------------
    $    510,062   $     30,880   $  1,760,490   $    658,173    $    200,525     $    102,194     $  3,027,075    $    294,724
    ============   ============   ============   ============    ============     ============     ============    ============

                                                                                                T. ROWE PRICE
                                  T. ROWE PRICE                                 T. ROWE PRICE     PERSONAL
           T. ROWE PRICE          INTERNATIONAL          T. ROWE PRICE           NEW AMERICA      STRATEGY          VAN ECK
           EQUITY INCOME              STOCK            LIMITED-TERM BOND           GROWTH         BALANCED         WORLDWIDE
             PORTFOLIO              PORTFOLIO              PORTFOLIO              PORTFOLIO       PORTFOLIO     ABSOLUTE RETURN
    ---------------------------   -------------   ---------------------------   -------------   -------------   ---------------
        2004           2003          2004(C)          2004           2003          2004(G)         2004(C)          2004(B)
    ---------------------------------------------------------------------------------------------------------------------------
    $     48,422   $     20,079   $      3,459    $      5,293   $      2,317   $         --    $     12,106     $         (9)
          26,401        (13,245)            16             (32)            32             --          (4,534)              (1)
         108,674             --             --              --            244             --           7,983               --
         427,083        321,824         34,636          (3,862)          (764)           364         142,798              (20)
    ------------   ------------   ------------    ------------   ------------   ------------    ------------     ------------
         610,580        328,658         38,111           1,399          1,829            364         158,353              (30)
    ------------   ------------   ------------    ------------   ------------   ------------    ------------     ------------
       3,393,656        305,157         18,978          79,483         35,235         45,879       1,919,381              217
        (106,069)       (63,610)        (3,890)         (2,602)        (1,986)            --         (18,109)             (99)
         (17,542)       (52,914)            --          (3,719)            --             --              --               --
         304,529         93,284        175,216          20,319             --          2,468          25,277            7,088
         (63,144)       427,720        138,837          34,444         65,418             --       3,099,609            2,203
              --             --             --              --             --             --              --               --
    ------------   ------------   ------------    ------------   ------------   ------------    ------------     ------------
       3,511,430        709,637        329,141         127,925         98,667         48,347       5,026,158            9,409
    ------------   ------------   ------------    ------------   ------------   ------------    ------------     ------------
            (134)          (200)            (5)             (1)            --             --              --               --
    ------------   ------------   ------------    ------------   ------------   ------------    ------------     ------------
       4,121,876      1,038,095        367,247         129,323        100,496         48,711       5,184,511            9,379
       1,954,061        915,966             --         133,899         33,403             --              --               --
    ------------   ------------   ------------    ------------   ------------   ------------    ------------     ------------
    $  6,075,937   $  1,954,061   $    367,247    $    263,222   $    133,899   $     48,711    $  5,184,511     $      9,379
    ============   ============   ============    ============   ============   ============    ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I ("CSVUL Separate Account-I") was established on May 24, 1996, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. Investments into CSVUL Separate Account-I commenced on March 27, 1998. CSVUL Separate Account-I funds Corporate Sponsored Variable Universal Life policies (CSVUL) ("Series 1 policies"), CorpExec VUL II policies (CESVUL2) ("Series 2 policies"), CorpExec VUL III policies (CESVUL3) ("Series 3 policies") and CorpExec VUL IV policies (CESVUL4) ("Series 3 policies"). The policies are designed for Group or Sponsored arrangements who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. The policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC, NYLIFE Distributors LLC is a wholly owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), which is a wholly owned subsidiary of New York Life Insurance Company. CSVUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.
The assets of CSVUL Separate Account-I are invested in the shares of the MainStay VP Series Fund, Inc., the Alger American Fund, the American Century(R) Variable Portfolios, Inc., the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, Lazard Asset Management LLC, the Lord Abbett Series Fund, Inc., the MFS(R) Variable Insurance Trust(SM), Pacific Investment Management Company LLC, the Universal Institutional Funds, Inc., Scudder VIT Funds, Royce and Associates, the T. Rowe Price Equity Series, Inc., and the T. Rowe Price Fixed Income Series, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation, Eagle Asset Management, Inc. and Lord, Abbett & Co., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

The following Investment Divisions are available to CSVUL policyowners: Mainstay VP Bond, Mainstay VP Capital Appreciation, Mainstay VP Cash Management, Mainstay VP Common Stock (formerly known as Mainstay VP Growth Equity), Mainstay VP Convertible, Mainstay VP Government, Mainstay VP High Yield Corporate Bond, Mainstay VP S&P 500 Index (formerly known as Mainstay VP Indexed Equity), Mainstay VP International Equity, Mainstay VP Total Return, Mainstay VP Value, Mainstay VP American Century Income & Growth, Mainstay VP Dreyfus Large Company Value, Mainstay VP Eagle Asset Management Growth Equity, Alger American Small Capitalization -- Class O Shares, Calvert Social Balanced, Fidelity(R) VIP Contrafund(R) -- Initial Class, Fidelity(R) Equity-Income -- Initial Class, Janus Aspen Series Balanced -- Institutional Shares, Janus Aspen Series Worldwide Growth -- Institutional Shares, Morgan Stanley UIF Emerging Markets Equity -- Class I, and T. Rowe Price Equity Income Portfolio.

The following Investment Divisions are available to CESVUL2, CESVUL3 and CESVUL4 policyowners: Mainstay VP Bond, Mainstay VP Capital Appreciation, Mainstay VP Cash Management, Mainstay VP Common Stock (formerly known as Mainstay VP Growth Equity), Mainstay VP Convertible, Mainstay VP Government, Mainstay VP High Yield Corporate Bond, Mainstay VP International Equity, Mainstay VP Mid Cap Core, Mainstay VP Mid Cap Growth, Mainstay VP S&P 500 Index (formerly known as Mainstay VP Indexed Equity), Mainstay VP Small Cap Growth, Mainstay VP Value, Mainstay VP American Century Income & Growth, Mainstay VP Dreyfus Large Company Value, Mainstay VP Eagle Asset Management Growth Equity, Alger American Leveraged AllCap -- Class O Shares, Alger American Small Capitalization -- Class O Shares, American Century(R) VP Value -- Class II, Calvert Social Balanced, Dreyfus IP Technology Growth -- Initial Shares, Dreyfus VIF Developing
Leaders -- Initial Shares (formerly known as Dreyfus VIF Small Cap Growth), Fidelity(R) VIP Contrafund(R) -- Initial Class, Fidelity(R) VIP
Equity-Income -- Initial Class, Fidelity(R) VIP Growth -- Initial Class, Fidelity(R) VIP Index 500 -- Initial Class, Fidelity(R) VIP Investment Grade Bond -- Initial Class, Fidelity(R) VIP Mid-Cap -- Initial Class, Fidelity(R) VIP Overseas -- Initial Class, Fidelity(R) VIP Value Strategies -- Initial Class, Janus Aspen Series Mid Cap Growth -- Institutional Shares (formerly known as Janus Aspen Series Aggressive Growth), Janus Aspen Series
Balanced -- Institutional Shares, Janus Aspen Series Worldwide
Growth -- Institutional Shares, Lazard Retirement International Equity, Lord Abbett Mid-Cap Value Portfolio, MFS(R) Investors Trust Series -- Initial Class, MFS(R) New Discovery Series -- Initial Class, MFS(R) Utilities Series -- Initial Class, Morgan Stanley UIF Emerging Markets Debt -- Class I, Morgan Stanley UIF Emerging Markets Equity -- Class I, Morgan Stanley UIF U.S. Real Estate -- Class I, Pimco All Asset -- Administrative Shares, Pimco Low Duration -- Administrative Shares, Pimco Real Return -- Administrative Shares, Pimco Total Return -- Administrative Shares, Royce Micro-Cap Portfolio, Scudder VIT EAFE(R) Equity Index Fund -- Class A Shares, Scudder VIT Small Cap Index Fund -- Class A Shares, T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price New America Growth Portfolio, T. Rowe Price Personal Strategy Balanced Portfolio, T. Rowe Price Limited-Term Bond Portfolio, T. Rowe Price International Stock Portfolio and Van Eck Worldwide Absolute Return.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

All investments into the MainStay VP Series funds by CSVUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of CSVUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

At the close of the financial reporting period, there have been no investments in the following investment divisions: Lazard Retirement International Equity and Pimco All Asset -- Administrative Shares.

Initial premium payments received are allocated to NYLIAC's General Account until 20 days (10 days in New York) after the policy delivery date. Thereafter, premium payments are allocated to the Investment Divisions of CSVUL Separate Account-I in accordance with the Policyowner's instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of CSVUL Separate Account-I and the Fixed Account of NYLIAC.

No Federal income tax is payable on investment income or capital gains of CSVUL Separate Account-I under current Federal income tax law.

Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

In December 2003, the Accounting Standards Executive Committee issued Statement of Position 03-5 ("SOP"), "Financial Highlights of Separate Accounts: An Amendment to the Audit Guide Audits of Investment Companies". This SOP, which was adopted as of January 1, 2003, provides guidance on reporting financial highlights. Upon adoption of this SOP, the investment income ratio disclosed in
Note 6 has been restated for the years 2001 and 2002. The SOP requires disclosure, in Note 6, of the investment income to average net assets ratio; the disclosure requirement for the years 2001 and 2002 was the net investment income to average net assets ratio.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2004, the investment of CSVUL Separate Account -- I are as follows:

                                         MAINSTAY VP                       MAINSTAY VP
                        MAINSTAY VP        CAPITAL        MAINSTAY VP         COMMON        MAINSTAY VP      MAINSTAY VP
                           BOND--       APPRECIATION--        CASH           STOCK--       CONVERTIBLE--     GOVERNMENT--
                       INITIAL CLASS    INITIAL CLASS      MANAGEMENT     INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                       ---------------------------------------------------------------------------------------------------
Number of shares.....         462              403           15,404            4,271               20               95
Identified cost......     $ 6,162          $ 8,772          $15,404          $79,467          $   218          $ 1,006

                        MAINSTAY VP
                         HIGH YIELD    MAINSTAY VP
                         CORPORATE    INTERNATIONAL
                           BOND--       EQUITY--
                       INITIAL CLASS  INITIAL CLASS
                       ----------------------------
Number of shares.....         442          3,819
Identified cost......     $ 3,791        $47,567

                           ALGER             ALGER
                          AMERICAN          AMERICAN
                         LEVERAGED           SMALL            AMERICAN                         DREYFUS IP      DREYFUS VIF
                          ALLCAP--      CAPITALIZATION--   CENTURY(R) VP                       TECHNOLOGY       DEVELOPING
                          CLASS O           CLASS O           VALUE--       CALVERT SOCIAL      GROWTH--        LEADERS--
                           SHARES            SHARES           CLASS II         BALANCED      INITIAL SHARES   INITIAL SHARES
                       -----------------------------------------------------------------------------------------------------
Number of shares.....          --                20                13              219               15                5
Identified cost......     $    12           $   320           $   104          $   392          $   132          $   187


                                       FIDELITY(R) VIP
                       FIDELITY(R) VIP     EQUITY-
                       CONTRAFUND(R)--    INCOME--
                        INITIAL CLASS   INITIAL CLASS
                       -------------------------------
Number of shares.....           96             144
Identified cost......      $ 2,182         $ 3,219

                                                               MORGAN           MORGAN
                                                            STANLEY UIF      STANLEY UIF         MORGAN
                         MFS(R) NEW                           EMERGING         EMERGING       STANLEY UIF       PIMCO LOW
                         DISCOVERY      MFS(R) UTILITIES      MARKETS          MARKETS         U.S. REAL        DURATION--
                          SERIES--          SERIES--           DEBT--          EQUITY--         ESTATE--      ADMINISTRATIVE
                       INITIAL CLASS     INITIAL CLASS        CLASS I          CLASS I          CLASS I           SHARES
                       -----------------------------------------------------------------------------------------------------
Number of shares.....          21                 --               --               46               86               19
Identified cost......     $   275            $    --          $    --          $   423          $ 1,325          $   202


                         PIMCO REAL    PIMCO TOTAL
                          RETURN--        RETURN
                       ADMINISTRATIVE ADMINISTRATIVE
                           SHARES         SHARES
                       -----------------------------
Number of shares.....           8            288
Identified cost......     $   104        $ 3,038

  Investment activity for the year ended December 31, 2004, was as follows:

                                         MAINSTAY VP                       MAINSTAY VP
                        MAINSTAY VP        CAPITAL        MAINSTAY VP         COMMON        MAINSTAY VP      MAINSTAY VP
                           BOND--       APPRECIATION--        CASH           STOCK--       CONVERTIBLE--     GOVERNMENT--
                       INITIAL CLASS    INITIAL CLASS      MANAGEMENT     INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                       ---------------------------------------------------------------------------------------------------
Purchases............     $ 2,520          $ 7,620          $324,323         $77,423          $    66          $   299
Proceeds from sales..         307           19,737           317,453          29,604               24              103

                        MAINSTAY VP
                         HIGH YIELD    MAINSTAY VP
                         CORPORATE    INTERNATIONAL
                           BOND--       EQUITY--
                       INITIAL CLASS  INITIAL CLASS
                       ----------------------------
Purchases............     $ 1,398        $32,495
Proceeds from sales..         473          1,600

                           ALGER             ALGER
                          AMERICAN          AMERICAN
                         LEVERAGED           SMALL            AMERICAN                         DREYFUS IP      DREYFUS VIF
                          ALLCAP--      CAPITALIZATION--   CENTURY(R) VP                       TECHNOLOGY       DEVELOPING
                          CLASS O           CLASS O           VALUE--       CALVERT SOCIAL      GROWTH--        LEADERS--
                           SHARES            SHARES           CLASS II         BALANCED      INITIAL SHARES   INITIAL SHARES
                       -----------------------------------------------------------------------------------------------------
Purchases............     $    12           $   117           $   104          $   665          $   400          $   183
Proceeds from sales..          --                32                --              298              266              207


                                       FIDELITY(R) VIP
                       FIDELITY(R) VIP     EQUITY-
                       CONTRAFUND(R)--    INCOME--
                        INITIAL CLASS   INITIAL CLASS
                       -------------------------------
Purchases............      $ 1,231         $ 2,191
Proceeds from sales..          206             395

                                                               MORGAN           MORGAN
                                                            STANLEY UIF      STANLEY UIF         MORGAN
                         MFS(R) NEW                           EMERGING         EMERGING       STANLEY UIF       PIMCO LOW
                         DISCOVERY      MFS(R) UTILITIES      MARKETS          MARKETS          U.S REAL        DURATION--
                          SERIES--          SERIES--           DEBT--          EQUITY--         ESTATE--      ADMINISTRATIVE
                       INITIAL CLASS     INITIAL CLASS        CLASS I          CLASS I          CLASS I           SHARES
                       -----------------------------------------------------------------------------------------------------
Purchases............     $   287            $     7          $   173          $   617          $ 1,148          $   202
Proceeds from sales..          11                241              163              220              410               --


                         PIMCO REAL    PIMCO TOTAL
                          RETURN--        RETURN
                       ADMINISTRATIVE ADMINISTRATIVE
                           SHARES         SHARES
                       -----------------------------
Purchases............     $   104        $ 3,089
Proceeds from sales..          --             51

Not all Investment Divisions are available under all policies.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                                                                                                     MAINSTAY VP
                                                                                                                      AMERICAN
     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP                       CENTURY
       MID CAP         MID-CAP         MID-CAP         S&P 500        SMALL-CAP         TOTAL        MAINSTAY VP     INCOME AND
       CORE--         GROWTH--         VALUE--         INDEX--        GROWTH--        RETURN--         VALUE--        GROWTH--
    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
    -----------------------------------------------------------------------------------------------------------------------------
         2,901              12           4,444            5,407              1              82            7,905              5
       $33,118         $   135         $49,083         $142,241        $     6         $ 1,300         $119,768        $    48

      MAINSTAY VP     MAINSTAY VP
        DREYFUS       EAGLE ASSET   MAINSTAY VP
         LARGE        MANAGEMENT    LORD ABBETT
        COMPANY         GROWTH      DEVELOPING
        VALUE--        EQUITY--      GROWTH--
     INITIAL CLASS   INITIAL CLASS INITIAL CLASS
     -------------------------------------------
             41              29            --
        $   428         $   389       $    --

                                        FIDELITY(R) VIP                                                          JANUS ASPEN
                                          INVESTMENT                                          FIDELITY(R) VIP      SERIES
    FIDELITY(R) VIP   FIDELITY(R) VIP        GRADE        FIDELITY(R) VIP   FIDELITY(R) VIP        VALUE         BALANCED--
       GROWTH--         INDEX 500--         BOND--           MID-CAP--        OVERSEAS--       STRATEGIES--     INSTITUTIONAL
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS       SHARES
    -------------------------------------------------------------------------------------------------------------------------
             60                46                79               160                40                 2              549
        $ 1,749           $ 5,781           $ 1,041           $ 4,101           $   614           $    24          $12,593

      JANUS ASPEN     JANUS ASPEN
        SERIES          SERIES        LORD ABBETT
        MID CAP        WORLDWIDE     SERIES FUND--     MFS(R)
       GROWTH--        GROWTH--         MID-CAP      INVESTORS
     INSTITUTIONAL   INSTITUTIONAL       VALUE     TRUST SERIES--
        SHARES          SHARES         PORTFOLIO   INITIAL CLASS
     ------------------------------------------------------------
             25              27             291             9
        $   544         $   709         $ 5,314       $   147

                  SCUDDER VIT
                    EAFE(R)      SCUDDER VIT
                  EQUITY INDEX    SMALL CAP     T. ROWE PRICE   T. ROWE PRICE   T. ROWE PRICE   T. ROWE PRICE   T. ROWE PRICE
       ROYCE         FUND--      INDEX FUND--     BLUE CHIP        EQUITY       INTERNATIONAL   LIMITED-TERM     NEW AMERICA
     MICRO-CAP      CLASS A        CLASS A         GROWTH          INCOME           STOCK           BOND           GROWTH
     PORTFOLIO       SHARES         SHARES        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
    -------------------------------------------------------------------------------------------------------------------------
           26            --            411             517             272              27              53               3
      $   292       $     1        $ 5,728         $ 4,356         $ 5,474         $   333         $   268         $    48


     T. ROWE PRICE
       PERSONAL        VAN ECK
       STRATEGY       WORLDWIDE
       BALANCED       ABSOLUTE
       PORTFOLIO       RETURN
     ---------------------------
            292              1
        $ 5,042        $     9

                                                                                                                     MAINSTAY VP
                                                                                                                      AMERICAN
     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP                       CENTURY
       MID CAP         MID-CAP         MID-CAP         S&P 500        SMALL-CAP         TOTAL        MAINSTAY VP     INCOME AND
       CORE--         GROWTH--         VALUE--         INDEX--        GROWTH--        RETURN--         VALUE--        GROWTH--
    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
    -----------------------------------------------------------------------------------------------------------------------------
       $33,219         $   136         $49,192         $33,876         $     6         $   419         $120,015        $    45
           158              --             114           4,782              --             360              319              1

      MAINSTAY VP     MAINSTAY VP
        DREYFUS       EAGLE ASSET   MAINSTAY VP
         LARGE        MANAGEMENT    LORD ABBETT
        COMPANY         GROWTH      DEVELOPING
        VALUE--        EQUITY--      GROWTH--
     INITIAL CLASS   INITIAL CLASS INITIAL CLASS
     -------------------------------------------
        $    71         $   118       $    --
             39             195            --

                                        FIDELITY(R) VIP                                                          JANUS ASPEN
                                          INVESTMENT                                          FIDELITY(R) VIP      SERIES
    FIDELITY(R) VIP   FIDELITY(R) VIP        GRADE        FIDELITY(R) VIP   FIDELITY(R) VIP        VALUE         BALANCED--
       GROWTH--         INDEX 500--         BOND--           MID-CAP--        OVERSEAS--       STRATEGIES--     INSTITUTIONAL
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS       SHARES
    -------------------------------------------------------------------------------------------------------------------------
        $ 2,019           $ 7,295           $ 2,654           $ 4,530           $   810           $    24          $  1,805
            432             1,814             2,266               649               198                --               441

      JANUS ASPEN     JANUS ASPEN
        SERIES          SERIES        LORD ABBETT
        MID CAP        WORLDWIDE     SERIES FUND--     MFS(R)
       GROWTH--        GROWTH--         MID-CAP      INVESTORS
     INSTITUTIONAL   INSTITUTIONAL       VALUE     TRUST SERIES--
        SHARES          SHARES         PORTFOLIO   INITIAL CLASS
     ------------------------------------------------------------
        $   797         $   250         $ 5,081       $    53
            241              32              90             4

                  SCUDDER VIT
                    EAFE(R)      SCUDDER VIT
                  EQUITY INDEX    SMALL CAP     T. ROWE PRICE   T. ROWE PRICE   T. ROWE PRICE   T. ROWE PRICE   T. ROWE PRICE
       ROYCE         FUND--      INDEX FUND--     BLUE CHIP        EQUITY       INTERNATIONAL   LIMITED-TERM     NEW AMERICA
     MICRO-CAP      CLASS A        CLASS A         GROWTH          INCOME           STOCK           BOND           GROWTH
     PORTFOLIO       SHARES         SHARES        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
    -------------------------------------------------------------------------------------------------------------------------
      $   292       $     1        $ 6,204         $ 4,452         $ 4,198         $   336         $   144         $    48
           --            --            458              97             529               3              10              --


     T. ROWE PRICE
       PERSONAL        VAN ECK
       STRATEGY       WORLDWIDE
       BALANCED       ABSOLUTE
       PORTFOLIO       RETURN
     ---------------------------
        $ 5,539        $     9
            493             --

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

NYLIAC deducts certain charges from all premiums received for CSVUL, CESVUL2, CESVUL3 and CESVUL4 policies. On CSVUL policies, a sales expense charge of 2.25% is deducted to compensate NYLIAC for expenses associated with selling the policies. This charge may increase in the future, but will never exceed 4.5%. A state premium tax charge of 2% is deducted, this charge may increase consistent with changes in the applicable tax law. A federal tax charge of 1.25% is also deducted, this charge may also increase consistent with changes in the applicable tax law.

On CESVUL2 policies, we deduct 2% from each premium paid for state tax charges, 1.25% from any premium paid for federal tax charges and a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 13.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 1.25% from any additional premiums paid in that Policy Year. (2) During Policy Years two through seven, we currently expect to deduct a sales expense charge of 9.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.75% from any additional premiums paid in that Policy Year. (3) During Policy Years eight through ten, we currently expect to deduct a sales expense charge of 2.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. (4) Beginning in the eleventh Policy Year, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

On CESVUL3 and CESVUL4 policies, we deduct 2% from each premium paid for state tax charges, 1.25% from any premium paid for federal tax charges and a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 10.75% from any premium paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 3.00% (1.75% of which is assessed for state charges and 1.25% is assessed for federal charges) from any additional premiums paid in those Policy Years. (2) During Policy Years two through five, we currently expect to deduct a sales expense of 5.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 3.00%. During Policy Years six and seven, we currently expect to deduct a sales expense charge of 4.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 3.00%. During Policy Years eight through eleven, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 3.00%. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

On CSVUL, CESVUL2, CESVUL3 and CESVUL4 policies, NYLIAC deducts a monthly contract charge of $7.50, for CSVUL, and $5.00, for all others, to compensate for costs incurred in providing administrative services including: premium collection, record-keeping and claims processing. On CSVUL3 and CSVUL4 policies, the monthly contract charge is deducted in policy years two and subsequent. A monthly cost of insurance charge is also deducted based on rates set forth in each policy. Charges for optional benefits added by rider are also deducted monthly. These charges are recorded as cost of insurance in the accompanying statement of changes in net assets.

On CSVUL policies, NYLIAC also assesses a surrender charge on complete surrenders or requested changes in base face amount for the first nine years of the policy. This charge is based on the policy year in which the surrender or decrease in base face amount is made and will be deducted proportionately by investment division from the policy's cash value. This charge ranges from a maximum of 32.5% of the surrender charge premium in policy years 1-5 and declines each year thereafter to a minimum of 6.5% in year nine. Surrender charges are paid to NYLIAC. This charge is included with surrenders on the accompanying statement of changes in net assets.

On CSVUL and CESVUL2 policies, CSVUL Separate Account-I is charged for mortality and expense risks assumed by NYLIAC. For CSVUL policies, these charges are made daily at an annual rate of .70% of the daily variable accumulation value of each Investment Division for policy years one through ten. For policy years eleven and later, it is expected that these charges will be reduced to an annual rate of .30% of the daily variable accumulation value of each Investment Division. For CESVUL2 policies, in all years, it is expected that the charge will be an annual rate of .25% of the average daily variable accumulation value of each Investment Division's assets. NYLIAC may increase these charges in the future up to a maximum annual rate of .90%. For CESVUL3 and CESVUL4, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. In policy year one, the mortality and expense charge deducted is .25%. In Policy Years two through twenty-five, the mortality and expense charge deducted is ..45%. In Policy Years twenty-six

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

and subsequent, the mortality and expense charge deducted is reduced to .25%. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the policyowners. These charges are disclosed on the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4 --Distribution of Net Income:
--------------------------------------------------------------------------------

CSVUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the year ended December 31, 2004 and the year ended December 31, 2003 were as follows:

                                                  MAINSTAY VP                           MAINSTAY VP
                               MAINSTAY VP          CAPITAL           MAINSTAY VP          COMMON        MAINSTAY VP
                                  BOND--        APPRECIATION--           CASH             STOCK--       CONVERTIBLE--
                              INITIAL CLASS      INITIAL CLASS        MANAGEMENT       INITIAL CLASS    INITIAL CLASS
                              --------------   -----------------   -----------------   --------------   --------------
                              2004(C)   2003   2004(L)    2003       2004      2003    2004(C)   2003   2004(G)   2003
                              ------------------------------------------------------------------------------------
SERIES I POLICIES
Units issued................     71      47        20       33           13       18      102    141       --      --
Units redeemed..............    (10)    (10)   (2,336)     (71)         (53)      (9)  (2,705)   (94)      --      --
                                ---     ---    ------      ---     --------   ------   ------    ---     ----     ----
  Net increase (decrease)...     61      37    (2,316)     (38)         (40)       9   (2,603)    47       --      --
                                ===     ===    ======      ===     ========   ======   ======    ===     ====     ====
SERIES II POLICIES
Units issued................     --      --        --       --      260,326    6,784    6,242      7        5      15
Units redeemed..............     --      --        --       (2)    (267,028)  (2,605)     (13)    --       (2)     --
                                ---     ---    ------      ---     --------   ------   ------    ---     ----     ----
  Net increase (decrease)...     --      --        --       (2)      (6,702)   4,179    6,229      7        3      15
                                ===     ===    ======      ===     ========   ======   ======    ===     ====     ====
SERIES III POLICIES
Units issued................    114      --       717       --       45,584       --        1     --       --      --
Units redeemed..............     (1)     --        --       --      (31,983)      --       --     --       --      --
                                ---     ---    ------      ---     --------   ------   ------    ---     ----     ----
  Net increase (decrease)...    113      --       717       --       13,601       --        1     --       --      --
                                ===     ===    ======      ===     ========   ======   ======    ===     ====     ====


                               MAINSTAY VP
                               GOVERNMENT--
                              INITIAL CLASS
                              --------------
                              2004(D)   2003
                              ------------------------------------------------------------------------------------   --------------
SERIES I POLICIES
Units issued................     10       10
Units redeemed..............     (2)      (2)
                               ----     ----
  Net increase (decrease)...      8        8
                               ====     ====
SERIES II POLICIES
Units issued................      4        3
Units redeemed..............     (4)      --
                               ----     ----
  Net increase (decrease)...     --        3
                               ====     ====
SERIES III POLICIES
Units issued................      6       --
Units redeemed..............     --       --
                               ----     ----
  Net increase (decrease)...      6       --
                               ====     ====

                                               MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                 AMERICAN         DREYFUS        EAGLE ASSET      MAINSTAY VP        ALGER
                                                 CENTURY           LARGE          MANAGEMENT      LORD ABBETT       AMERICAN
                              MAINSTAY VP       INCOME AND        COMPANY           GROWTH        DEVELOPING       LEVERAGED
                                VALUE--          GROWTH--         VALUE--          EQUITY--        GROWTH--         ALLCAP--
                             INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS   CLASS O SHARES
                             --------------   --------------   --------------   --------------   -------------   --------------
                             2004(M)   2003   2004(G)   2003   2004(C)   2003   2004(C)   2003      2004(C)         2004(C)
                             -------------------------------------------------------------------------------------
SERIES I POLICIES
Units issued................    268     --       --      --        3       5        6       7           --              --
Units redeemed..............     (3)    --       --      --       (3)     (2)      (4)     (3)          --              --
                              -----    ----    ----     ----    ----     ----    ----     ----        ----            ----
  Net increase (decrease)...    265     --       --      --       --       3        2       4           --              --
                              =====    ====    ====     ====    ====     ====    ====     ====        ====            ====
Series II Policies
Units issued................  8,751      1       --      --       --      --        7       7           --              --
Units redeemed..............    (18)    --       --      --       --      --      (18)     --           --              --
                              -----    ----    ----     ----    ----     ----    ----     ----        ----            ----
  Net increase (decrease)...  8,733      1       --      --       --      --      (11)      7           --              --
                              =====    ====    ====     ====    ====     ====    ====     ====        ====            ====
SERIES III POLICIES
Units issued................     62     --        4      --        2      --        1      --           --               1
Units redeemed..............     --     --       --      --       --      --       --      --           --              --
                              -----    ----    ----     ----    ----     ----    ----     ----        ----            ----
  Net increase (decrease)...     62     --        4      --        2      --        1      --           --               1
                              =====    ====    ====     ====    ====     ====    ====     ====        ====            ====

Not all Investment Divisions are available under all policies.

(a)  For Series II policies, represents the period June 2003
     (Commencement of Investments) through December 2003.
(b)  For Series II policies, represents the period November 2003
     (Commencement of Investments) through December 2003.
(c)  For Series III policies, represents the period April 2004
     (Commencement of Investments) through December 2004.
(d)  For Series III policies, represents the period June 2004
     (Commencement of Investments) through December 2004.
(e)  For Series II policies, represents the period July 2004
     (Commencement of Investments) through December 2004.
(f)  For Series III policies, represents the period July 2004
     (Commencement of Investments) through December 2004.
(g)  For Series III policies, represents the period August 2004
     (Commencement of Investments) through December 2004.
(h)  For Series III policies, represents the period September
     2004 (Commencement of Investments) through December 2004.
(i)  For Series II policies, represents the period October 2004
     (Commencement of Investments) through December 2004.
(j)  For Series III policies, represents the period October 2004
     (Commencement of Investments) through December 2004.
(k)  For Series II policies, represents the period November 2004
     (Commencement of Investments) through December 2004.
(l)  For Series III policies, represents the period November 2004
     (Commencement of Investments) through December 2004.
(m)  For Series III policies, represents the period December 2004
     (Commencement of Investments) through December 2004.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

     MAINSTAY VP
      HIGH YIELD      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP     MAINSTAY VP     MAINSTAY VP      MAINSTAY VP
      CORPORATE      INTERNATIONAL       MID CAP          MID CAP         MID-CAP         S&P 500         SMALL CAP
        BOND--          EQUITY--          CORE--         GROWTH--         VALUE--         INDEX--         GROWTH--
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS    INITIAL CLASS
    --------------   --------------   --------------   -------------   -------------   --------------   -------------
    2004(C)   2003   2004(C)   2003   2004(C)   2003      2004(C)       2004(E)(L)     2004(C)   2003      2004(C)
    -----------------------------------------------------------------------------------------------------------------
       32      44     2,357     16        --     --           --              --        1,714    157           --
      (10)    (14)      (56)   (44)       --     --           --              --         (280)   (263)         --
     ----     ----    -----    ----    -----    ----        ----           -----        -----    ----        ----
       22      30     2,301    (28)       --     --           --              --        1,434    (106)         --
     ====     ====    =====    ====    =====    ====        ====           =====        =====    ====        ====
        2       3        34     19     2,198      2           --           4,847           15     21           --
       (3)     (2)       (1)    --        (5)    --           --             (10)         (13)    --           --
     ----     ----    -----    ----    -----    ----        ----           -----        -----    ----        ----
       (1)      1        33     19     2,193      2           --           4,837            2     21           --
     ====     ====    =====    ====    =====    ====        ====           =====        =====    ====        ====
       38      --       289     --       237     --           12               1        1,178     --            1
       (2)     --        (1)    --        --     --           --              --           (2)    --           --
     ----     ----    -----    ----    -----    ----        ----           -----        -----    ----        ----
       36      --       288     --       237     --           12               1        1,176     --            1
     ====     ====    =====    ====    =====    ====        ====           =====        =====    ====        ====


      MAINSTAY VP
     TOTAL RETURN--
     INITIAL CLASS
     --------------
      2004     2003
    -----------------------------------------------------------------------------------------------------------------   ------------
--
        32       41
       (28)      (5)
      ----     ----
         4       36
      ====     ====
        --       --
        --       --
      ----     ----
        --       --
      ====     ====
        --       --
        --       --
      ----     ----
        --       --
      ====     ====

          ALGER
        AMERICAN          AMERICAN                          DREYFUS IP        DREYFUS VIF                        FIDELITY(R)VIP
          SMALL          CENTURY(R)        CALVERT          TECHNOLOGY         DEVELOPING      FIDELITY(R)VIP       EQUITY-
    CAPITALIZATION--     VP VALUE --        SOCIAL       GROWTH-- INITIAL      LEADERS--      CONTRAFUND(R)--       INCOME--
     CLASS O SHARES       CLASS II         BALANCED           SHARES         INITIAL SHARES    INITIAL CLASS     INITIAL CLASS
    -----------------   -------------   --------------   -----------------   --------------   ----------------   --------------
    2004(C)   2003(A)      2004(E)      2004(D)   2003   2004(C)   2003(B)   2004(C)   2003   2004(C)    2003    2004(C)   2003
    -----------------------------------------------------------------------------------------------------------------
        3        10           --            1       1       --        --        --      --        4         5       22      32
       (3)       (3)          --           (2)     (1)      --        --        --      --       (5)       (3)      (7)     (7)
     ----      ----         ----         ----     ----    ----      ----      ----     ----     ---      ----      ---     ---
       --         7           --           (1)     --       --        --        --      --       (1)        2       15      25
     ====      ====         ====         ====     ====    ====      ====      ====     ====     ===      ====      ===     ===
        2         6           10           --      --       --        --        14      16       47        55       --      --
       --        --           --           --      --       --        --       (18)     (1)      (2)       (1)      --      (2)
     ----      ----         ----         ----     ----    ----      ----      ----     ----     ---      ----      ---     ---
        2         6           10           --      --       --        --        (4)     15       45        54       --      (2)
     ====      ====         ====         ====     ====    ====      ====      ====     ====     ===      ====      ===     ===
        6        --           --           39      --       14        --         3      --       47        --      161      --
       --        --           --           (2)     --       --        --        (1)     --       (1)       --       (1)     --
     ----      ----         ----         ----     ----    ----      ----      ----     ----     ---      ----      ---     ---
        6        --           --           37      --       14        --         2      --       46        --      160      --
     ====      ====         ====         ====     ====    ====      ====      ====     ====     ===      ====      ===     ===


     FIDELITY(R)VIP
        GROWTH--
     INITIAL CLASS
     --------------
     2004(C)   2003
    -----------------------------------------------------------------------------------------------------------------        -------
-------
        --      --
        --      --
      ----     ---
        --      --
      ====     ===
         5      19
        --      --
      ----     ---
         5      19
      ====     ===
       166      --
        (1)     --
      ----     ---
       165      --
      ====     ===

--------------------------------------------------------------------------------

                                                                                                             JANUS ASPEN
                                   FIDELITY(R) VIP                                           FIDELITY(R)        SERIES
                FIDELITY(R) VIP       INVESTMENT      FIDELITY(R) VIP    FIDELITY(R) VIP      VIP VALUE       BALANCED--
                  INDEX 500--        GRADE BOND--        MID-CAP--          OVERSEAS--      STRATEGIES--    INSTITUTIONAL
                 INITIAL CLASS      INITIAL CLASS      INITIAL CLASS      INITIAL CLASS     INITIAL CLASS       SHARES
                ----------------   ----------------   ----------------   ----------------   -------------   --------------
                2004(C)    2003    2004(C)    2003    2004(C)    2003    2004(C)    2003       2004(J)      2004(C)   2003
                      ----------------------------------------------------------------------------------------------------
SERIES I
  POLICIES
Units issued...    --        --       --        --       --        --       --        --          --           27      37
Units
  redeemed.....    --        --       --        --       --        --       --        --          --          (22)    (23)
                  ---      ----      ---       ---      ---       ---      ---       ---         ---          ---     ---
  Net increase
  (decrease)...    --        --       --        --       --        --       --        --          --            5      14
                  ===      ====      ===       ===      ===       ===      ===       ===         ===          ===     ===
SERIES II
  POLICIES
Units issued...    30        28       30        35       20        21        1         1          --           33      24
Units
  redeemed.....    (2)       (1)      (6)       (3)      (4)       --       (2)       --          --           (2)     (3)
                  ---      ----      ---       ---      ---       ---      ---       ---         ---          ---     ---
  Net increase
  (decrease)...    28        27       24        32       16        21       (1)        1          --           31      21
                  ===      ====      ===       ===      ===       ===      ===       ===         ===          ===     ===
SERIES III
  POLICIES
Units issued...   521        --       12        --      368        --       68        --           2           76      --
Units
  redeemed.....    (5)       --       (1)       --       (3)       --       (1)       --          --           (1)     --
                  ---      ----      ---       ---      ---       ---      ---       ---         ---          ---     ---
  Net increase
  (decrease)...   516        --       11        --      365        --       67        --           2           75      --
                  ===      ====      ===       ===      ===       ===      ===       ===         ===          ===     ===

                                                                                                                  SCUDDER
                                                                                                                VIT EAFE(R)
                                  MORGAN          PIMCO LOW        PIMCO REAL      PIMCO TOTAL                     EQUITY
                             STANLEY UIF U.S.     DURATION--        RETURN--         RETURN--        ROYCE      INDEX FUND--
                              REAL ESTATE--     ADMINISTRATIVE   ADMINISTRATIVE   ADMINISTRATIVE   MICRO--CAP     CLASS A
                                 CLASS I            SHARES           SHARES           SHARES       PORTFOLIO       SHARES
                             ----------------   --------------   --------------   --------------   ----------   ------------
                             2004(C)    2003      2004(K)(L)       2004(K)(L)        2004(F)       2004(K)(L)     2004(J)
                             ------------------------------------------------------------------------------------------------
SERIES I POLICIES
Units issued................    --        --          --               --               --             --            --
Units redeemed..............    --        --          --               --               --             --            --
                               ---      ----         ---              ---              ---            ---           ---
  Net increase (decrease)...    --        --          --               --               --             --            --
                               ===      ====         ===              ===              ===            ===           ===
SERIES II POLICIES
Units issued................     4        30          15                8               --              8            --
Units redeemed..............    (1)       (1)         --               --               --             --            --
                               ---      ----         ---              ---              ---            ---           ---
  Net increase (decrease)...     3        29          15                8               --              8            --
                               ===      ====         ===              ===              ===            ===           ===
SERIES III POLICIES
Units issued................    59        --           5                2              294             19            --
Units redeemed..............    --        --          --               --               (2)            --            --
                               ---      ----         ---              ---              ---            ---           ---
  Net increase (decrease)...    59        --           5                2              292             19            --
                               ===      ====         ===              ===              ===            ===           ===

Not all Investment Divisions are available under all policies.

(a)  For Series II policies, represents the period June 2003
     (Commencement of Investments) through December 2003.
(b)  For Series II policies, represents the period November 2003
     (Commencement of Investments) through December 2003.
(c)  For Series III policies, represents the period April 2004
     (Commencement of Investments) through December 2004.
(d)  For Series III policies, represents the period June 2004
     (Commencement of Investments) through December 2004.
(e)  For Series II policies, represents the period July 2004
     (Commencement of Investments) through December 2004.
(f)  For Series III policies, represents the period July 2004
     (Commencement of Investments) through December 2004.
(g)  For Series III policies, represents the period August 2004
     (Commencement of Investments) through December 2004.
(h)  For Series III policies, represents the period September
     2004 (Commencement of Investments) through December 2004.
(i)  For Series II policies, represents the period October 2004
     (Commencement of Investments) through December 2004.
(j)  For Series III policies, represents the period October 2004
     (Commencement of Investments) through December 2004.
(k)  For Series II policies, represents the period November 2004
     (Commencement of Investments) through December 2004.
(l)  For Series III policies, represents the period November 2004
     (Commencement of Investments) through December 2004.
(m)  For Series III policies, represents the period December 2004
     (Commencement of Investments) through December 2004.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

 JANUS ASPEN     JANUS ASPEN                                                                        MORGAN
   SERIES           SERIES                           MFS(R)          MFS(R)                       STANLEY UIF   MORGAN STANLEY
   MID CAP        WORLDWIDE                         INVESTORS          NEW           MFS(R)        EMERGING      UIF EMERGING
  GROWTH--         GROWTH--       LORD ABBETT         TRUST         DISCOVERY       UTILITIES       MARKETS        MARKETS
INSTITUTIONAL   INSTITUTIONAL    MID-CAP VALUE      SERIES--        SERIES--        SERIES--        DEBT--         EQUITY--
   SHARES           SHARES         PORTFOLIO      INITIAL CLASS   INITIAL CLASS   INITIAL CLASS     CLASS I        CLASS I
-------------   --------------   --------------   -------------   -------------   -------------   -----------   --------------
   2004(C)      2004(C)   2003   2004(F)   2003   2004    2003       2004(C)      2004    2003      2004(C)     2004(C)   2003
                                     -----------------------------------------------------------------------------------------
      --            9      15       --      --      --      --          --          --      --         --          --       1
      --           (3)     (4)      --      --      --      --          --          --      --         --          (1)     (1)
     ---         ----     ---      ---     ---     ---     ---         ---         ---     ---        ---         ---     ---
      --            6      11       --      --      --      --          --          --      --         --          (1)     --
     ===         ====     ===      ===     ===     ===     ===         ===         ===     ===        ===         ===     ===
      --            3       3       41      28       4       5          --          --      --         --          --      --
      --           --      --       (1)     --      --      --          --         (20)     --         --          --      --
     ---         ----     ---      ---     ---     ---     ---         ---         ---     ---        ---         ---     ---
      --            3       3       40      28       4       5          --         (20)     --         --          --      --
     ===         ====     ===      ===     ===     ===     ===         ===         ===     ===        ===         ===     ===
      58           13      --      437      --      --      --          32          --      --         11          43      --
      (1)          --      --       (4)     --      --      --          --          --      --        (11)         --      --
     ---         ----     ---      ---     ---     ---     ---         ---         ---     ---        ---         ---     ---
      57           13      --      433      --      --      --          32          --      --         --          43      --
     ===         ====     ===      ===     ===     ===     ===         ===         ===     ===        ===         ===     ===

   SCUDDER VIT                                                                                        T. ROWE PRICE
    SMALL CAP       T. ROWE PRICE                    T. ROWE PRICE                    T. ROWE PRICE     PERSONAL       VAN ECK
  INDEX FUND--        BLUE CHIP     T. ROWE PRICE    INTERNATIONAL   T. ROWE PRICE     NEW AMERICA      STRATEGY      WORLDWIDE
     CLASS A           GROWTH       EQUITY INCOME        STOCK        LIMITED-TERM       GROWTH          BALANCE      ABSOLUTE
     SHARES           PORTFOLIO       PORTFOLIO        PORTFOLIO     BOND PORTFOLIO     PORTFOLIO       PORTFOLIO      RETURN
-----------------   -------------   --------------   -------------   --------------   -------------   -------------   ---------
2004(C)   2003(B)    2004(H)(I)     2004(C)   2003    2004(D)(E)     2004(C)   2003      2004(L)         2004(D)       2004(C)
   ----------------------------------------------------------------------------------------------------------------------------
   --        --           --            9      10          --           --      --          --              --            --
   --        --           --           (3)     (8)         --           --      --          --              --            --
  ---       ---          ---          ---     ---         ---          ---     ---         ---             ---           ---
   --        --           --            6       2          --           --      --          --              --            --
  ===       ===          ===          ===     ===         ===          ===     ===         ===             ===           ===
    6        --           19           34      78          10            7      10          --              --            --
   --        --           --          (23)     (3)         --           (1)     --          --              --            --
  ---       ---          ---          ---     ---         ---          ---     ---         ---             ---           ---
    6        --           19           11      75          10            6      10          --              --            --
  ===       ===          ===          ===     ===         ===          ===     ===         ===             ===           ===
  520        --          415          328      --          22            6      --           5             477             1
   (1)       --           (4)          (3)     --          --           --      --          --              (2)           --
  ---       ---          ---          ---     ---         ---          ---     ---         ---             ---           ---
  519        --          411          325      --          22            6      --           5             475             1
  ===       ===          ===          ===     ===         ===          ===     ===         ===             ===           ===

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

    The following table presents financial highlights for each Investment Division as of December 31, 2004 and December 31, 2003, 2002, 2001, and 2000:

                                                                                   MAINSTAY VP
                                                                                      BOND--
                                                                                  INITIAL CLASS
                                                             --------------------------------------------------------
                                                               2004        2003        2002        2001        2000
                                                             --------------------------------------------------------
SERIES I POLICIES (a)
Net Assets.................................................  $  4,973    $  3,967    $  3,330    $  2,564    $    503
Units Outstanding..........................................       345         284         248         207          44
Variable Accumulation Unit Value...........................  $  14.41    $  13.95    $  13.44    $  12.36    $  11.39
Total Return...............................................       3.4%        3.8%        8.7%        8.5%        9.1%
Investment Income Ratio....................................       3.8%        4.2%        4.5%        7.5%
SERIES II POLICIES (b)
Net Assets.................................................  $     --    $     --    $     --    $     --    $     --
Units Outstanding..........................................        --          --          --          --          --
Variable Accumulation Unit Value...........................  $     --    $     --    $     --    $     --    $     --
Total Return...............................................        --          --          --          --          --
Investment Income Ratio....................................        --          --          --          --
SERIES III POLICIES (c)
Net Assets.................................................  $  1,163    $     --    $     --    $     --    $     --
Units Outstanding..........................................       113          --          --          --          --
Variable Accumulation Unit Value...........................  $  10.27    $     --    $     --    $     --    $     --
Total Return...............................................       2.7%         --          --          --          --
Investment Income Ratio....................................       6.0%         --          --          --

                                                                                   MAINSTAY VP
                                                                                  COMMON STOCK--
                                                                                  INITIAL CLASS
                                                             --------------------------------------------------------
                                                               2004        2003        2002        2001        2000
                                                             --------------------------------------------------------
SERIES I POLICIES (a)
Net Assets...............................................    $  3,826    $ 30,953    $ 24,273    $ 31,888    $ 39,626
Units Outstanding........................................         329       2,932       2,885       2,851       2,917
Variable Accumulation Unit Value.........................    $  11.63    $  10.56    $   8.41    $  11.19    $  13.59
Total Return.............................................        10.1%       25.5%      (24.8%)     (17.7%)      (4.0%)
Investment Income Ratio..................................         0.2%        1.1%        0.9%        0.7%
SERIES II POLICIES (b)
Net Assets...............................................    $ 83,745    $    228    $    120    $     --    $     --
Units Outstanding........................................       6,248          19          12          --          --
Variable Accumulation Unit Value.........................    $  13.40    $  12.12    $   9.61    $     --    $     --
Total Return.............................................        10.6%       26.1%       (3.9%)        --          --
Investment Income Ratio..................................         9.1%        1.2%        7.3%         --
SERIES III POLICIES (c)
Net Assets...............................................    $      8    $     --    $     --    $     --    $     --
Units Outstanding........................................           1          --          --          --          --
Variable Accumulation Unit Value.........................    $  10.83    $     --    $     --    $     --    $     --
Total Return.............................................         8.4%         --          --          --          --
Investment Income Ratio..................................        14.2%         --          --          --

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

 Not all Investment Divisions are available under all policies.
(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                    MAINSTAY VP                                         MAINSTAY VP
              CAPITAL APPRECIATION--                                       CASH
                   INITIAL CLASS                                        MANAGEMENT
---------------------------------------------------   -----------------------------------------------
     2004      2003      2002      2001      2000      2004      2003      2002      2001      2000
-----------------------------------------------------------------------------------------------------
    $ 1,234   $21,393   $17,231   $25,467   $33,738   $   119   $   166   $   155   $   153   $    77
        137     2,453     2,492     2,530     2,555       101       141       132       131        68
    $  9.02   $  8.72   $  6.92   $ 10.07   $ 13.20   $  1.18   $  1.18   $  1.18   $  1.17   $  1.13
        3.4%     26.1%    (31.3%)   (23.7%)   (11.3%)     0.1%       --       0.9%      3.5%      4.6%
         --       0.2%      0.1%      0.1%                0.8%      0.7%      1.3%      3.5%
    $    --   $    --   $    15   $    --   $    --   $ 1,591   $ 8,361   $ 4,116   $    --   $    --
         --        --         2        --        --     1,563     8,265     4,085        --        --
    $    --   $ 11.21   $  9.56   $    --   $    --   $  1.02   $  1.01   $  1.01   $    --   $    --
         --      17.2%     (4.4%)      --        --       0.6%      0.4%      1.0%       --        --
         --        --       1.0%       --                 2.1%      0.7%      1.3%       --
    $ 7,441   $    --   $    --   $    --   $    --   $13,693   $    --   $    --   $    --   $    --
        717        --        --        --        --    13,601        --        --        --        --
    $ 10.38   $    --   $    --   $    --   $    --   $  1.01   $    --   $    --   $    --   $    --
        3.8%       --        --        --        --       0.7%       --        --        --        --
        1.5%       --        --        --                 0.6%       --        --        --

                    MAINSTAY VP                                         MAINSTAY VP
                   CONVERTIBLE--                                       GOVERNMENT--
                   INITIAL CLASS                                       INITIAL CLASS
---------------------------------------------------   -----------------------------------------------
     2004      2003      2002      2001      2000      2004      2003      2002      2001      2000
-----------------------------------------------------------------------------------------------------
    $    --   $    --   $    --   $    --   $     2   $   898   $   767   $   650   $   490   $    18
         --        --        --        --        --        64        56        48        40         2
    $ 10.63   $ 10.09   $    --   $    --   $  9.32   $ 13.99   $ 13.63   $ 13.47   $ 12.35   $ 11.66
        5.4%      7.6%       --       0.6%     (6.8%)     2.6%      1.2%      9.1%      5.9%     11.4%
        2.5%     25.8%       --        --                 4.2%      4.7%      3.0%      7.2%
    $   229   $   178   $     1   $    --   $    --   $    49   $    53   $    27   $    --   $    --
         18        15        --        --        --         5         5         3        --        --
    $ 12.68   $ 11.98   $  9.82   $    --   $    --   $ 10.74   $ 10.42   $ 10.25   $    --   $    --
        5.8%     21.9%     (1.8%)      --        --       3.1%      1.6%      2.5%       --        --
        5.9%     20.5%     32.0%       --                 9.7%      5.3%     15.2%       --
    $    --   $    --   $    --   $    --   $    --   $    57   $    --   $    --   $    --   $    --
         --        --        --        --        --         6        --        --        --        --
    $ 10.42   $    --   $    --   $    --   $    --   $ 10.37   $    --   $    --   $    --   $    --
        4.2%       --        --        --        --       3.7%       --        --        --        --
         --        --        --        --                16.1%       --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                                   MAINSTAY VP
                                                                                   HIGH YIELD
                                                                                CORPORATE BOND--
                                                                                  INITIAL CLASS
                                                            ---------------------------------------------------------
                                                              2004        2003        2002        2001        2000
                                                            ---------------------------------------------------------
SERIES I POLICIES (a)
Net Assets................................................  $  3,917    $  3,188    $  2,027    $    552    $      78
Units Outstanding.........................................       241         219         189          52            8
Variable Accumulation Unit Value..........................  $  16.27    $  14.54    $  10.73    $  10.59    $   10.17
Total Return..............................................      11.9%       35.4%        1.3%        4.1%        (6.5%)
Investment Income Ratio...................................       7.1%        7.5%       11.3%       19.7%
SERIES II POLICIES (b)
Net Assets................................................  $     58    $     68    $     42    $     --    $      --
Units Outstanding.........................................         4           5           4          --           --
Variable Accumulation Unit Value..........................  $  14.73    $  13.10    $   9.63    $     --    $      --
Total Return..............................................      12.4%       36.0%       (3.7%)        --           --
Investment Income Ratio...................................      13.5%        7.8%       48.0%         --
SERIES III POLICIES (c)
Net Assets................................................  $    391    $     --    $     --    $     --    $      --
Units Outstanding.........................................        36          --          --          --           --
Variable Accumulation Unit Value..........................  $  10.95    $     --    $     --    $     --    $      --
Total Return..............................................       9.5%         --          --          --           --
Investment Income Ratio...................................      24.4%         --          --          --

                                  MAINSTAY VP
                                    MID CAP                                          MAINSTAY VP
                                    VALUE--                                        S&P 500 INDEX--
                                 INITIAL CLASS                                      INITIAL CLASS
                               -----------------     ----------------------------------------------------------------------------
                                     2004                2004            2003            2002            2001            2000
                               -------------------------------------------------------------------------------------------------
SERIES I POLICIES (a)
Net Assets...................        $     --          $118,599        $ 93,168        $ 74,054        $ 96,969        $113,059
Units Outstanding............              --            10,385           8,951           9,057           9,161           9,321
Variable Accumulation Unit
  Value......................        $     --          $  11.42        $  10.41        $   8.18        $  10.59        $  12.13
Total Return.................              --               9.7%           27.3%          (22.8%)         (12.7%)          (9.9%)
Investment Income Ratio......              --               1.8%            1.4%            1.3%            1.0%
SERIES II POLICIES (b)
Net Assets...................        $ 54,668          $    297        $    255        $     33        $     --        $     --
Units Outstanding............           4,837                26              24               4              --              --
Variable Accumulation Unit
  Value......................        $  11.30          $  11.50        $  10.44        $   8.16        $     --        $     --
Total Return.................            13.0%             10.2%           27.9%          (18.4%)            --              --
Investment Income Ratio......             5.3%              4.5%            4.3%            9.9%             --
SERIES III POLICIES (c)
Net Assets...................        $     12          $ 12,742        $     --        $     --        $     --        $     --
Units Outstanding............               1             1,176              --              --              --              --
Variable Accumulation Unit
  Value......................        $  10.60          $  10.83        $     --        $     --        $     --        $     --
Total Return.................             6.0%              8.3%             --              --              --              --
Investment Income Ratio......             9.6%              4.9%             --              --              --

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

 Not all Investment Divisions are available under all policies.
(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                        MAINSTAY VP
                       INTERNATIONAL                                MAINSTAY VP               MAINSTAY VP
                          EQUITY--                                 MID CAP CORE--           MID CAP GROWTH--
                       INITIAL CLASS                               INITIAL CLASS             INITIAL CLASS
    ----------------------------------------------------   ------------------------------   ----------------
      2004       2003       2002       2001       2000       2004       2003       2002           2004
------------------------------------------------------------------------------------------------------------
    $ 49,629   $ 16,086   $ 12,713   $ 13,576   $ 16,477   $     --   $     --   $     --       $     --
       3,697      1,396      1,425      1,444      1,496         --         --         --             --
    $  13.42   $  11.52   $   8.92   $   9.40   $  11.01   $     --   $     --   $     --       $     --
        16.5%      29.1%      (5.1%)    (14.6%)    (18.6%)       --         --         --             --
         1.8%       1.9%       1.4%       1.4%                   --         --         --             --
    $    846   $    310   $     55   $     --   $     --   $ 35,255   $     45   $     16       $     --
          57         24          6         --         --      2,196          3          2             --
    $  14.88   $  12.71   $   9.80   $     --   $     --   $  16.06   $  13.17   $   9.74       $     --
        17.1%      29.7%      (2.0%)       --         --       21.9%      35.2%      (2.6%)           --
         4.2%       5.3%      16.3%        --                   3.2%       0.6%       2.7%            --
    $  3,331   $     --   $     --   $     --   $     --   $  2,792   $     --   $     --       $    144
         288         --         --         --         --        237         --         --             12
    $  11.57   $     --   $     --   $     --   $     --   $  11.80   $     --   $     --       $  11.61
        15.7%        --         --         --         --       18.0%        --         --           16.1%
         3.0%        --         --         --                   0.5%        --         --             --

     MAINSTAY VP
      SMALL CAP                      MAINSTAY VP                                       MAINSTAY VP
      GROWTH--                      TOTAL RETURN--                                       VALUE--
    INITIAL CLASS                   INITIAL CLASS                                     INITIAL CLASS
    -------------   ----------------------------------------------   -----------------------------------------------
        2004         2004      2003      2002      2001      2000      2004      2003      2002      2001      2000
--------------------------------------------------------------------------------------------------------------------
        $   --      $ 1,361   $ 1,256   $   797   $   700   $  527   $  2,868   $     2   $     1   $     1   $    1
            --          150       146       110        80       53        265        --        --        --       --
        $   --      $  9.10   $  8.62   $  7.25   $  8.75   $ 9.87   $  10.83   $  9.80   $  7.75   $  9.88   $ 9.92
            --          5.6%     18.8%    (17.1%)   (11.3%)   (5.0%)     10.5%     26.5%    (21.6%)    (0.4%)   12.1%
            --          1.8%      1.9%      2.6%      2.6%                1.9%      2.4%      2.0%      1.3%
        $   --      $    --   $    --   $    --   $    --   $   --   $126,588   $    59   $    40   $    --   $   --
            --           --        --        --        --       --      8,738         5         4        --       --
        $   --      $    --   $    --   $    --   $    --   $   --   $  14.49   $ 13.05   $ 10.27   $    --   $   --
            --           --        --        --        --       --       11.0%     27.1%      2.7%       --       --
            --           --        --        --        --                 7.4%      1.6%      9.6%       --
        $    6      $    --   $    --   $    --   $    --   $   --   $    620   $    --   $    --   $    --   $   --
             1           --        --        --        --       --         62        --        --        --       --
        $10.45      $    --   $    --   $    --   $    --   $   --   $  10.00   $    --   $    --   $    --   $   --
           4.5%          --        --        --        --       --         --        --        --        --       --
            --           --        --        --        --                  --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                       MAINSTAY VP
                                                                        AMERICAN
                                                                     CENTURY INCOME
                                                                      AND GROWTH--
                                                                      INITIAL CLASS
                                                              -----------------------------
                                                               2004       2003       2002
                                                              -----------------------------
SERIES I POLICIES (a)
Net Assets..................................................  $    --    $    --    $    --
Units Outstanding...........................................       --         --         --
Variable Accumulation Unit Value............................  $    --    $    --    $    --
Total Return................................................       --         --         --
Investment Income Ratio.....................................       --         --         --
SERIES II POLICIES (b)
Net Assets..................................................  $     4    $     4    $     2
Units Outstanding...........................................       --         --         --
Variable Accumulation Unit Value............................  $ 11.95    $ 10.63    $  8.28
Total Return................................................     12.4%      28.4%     (17.2%)
Investment Income Ratio.....................................      4.8%       1.9%       1.9%
SERIES III POLICIES (c)
Net Assets..................................................  $    49    $    --    $    --
Units Outstanding...........................................        4         --         --
Variable Accumulation Unit Value............................  $ 11.28    $    --    $    --
Total Return................................................     12.8%        --         --
Investment Income Ratio.....................................      4.2%        --         --

                                                      ALGER
                                                    AMERICAN
                                                    LEVERAGED
                                                    ALLCAP--                        ALGER AMERICAN
                                                     CLASS O                    SMALL CAPITALIZATION--
                                                     SHARES                         CLASS O SHARES
                                                    ---------    ----------------------------------------------------
                                                      2004        2004       2003        2002       2001       2000
                                                    -----------------------------------------------------------------
SERIES I POLICIES (a)
Net Assets........................................   $    --     $   230    $   199    $     98    $   100    $    89
Units Outstanding.................................        --          25         25          17         13          8
Variable Accumulation Unit Value..................   $    --     $  9.24    $  7.99    $   5.65    $  7.71    $ 11.02
Total Return......................................        --        15.8%      41.4%      (26.7%)    (30.0%)    (27.7%)
Investment Income Ratio...........................        --          --         --          --        0.1%
SERIES II POLICIES (b)
Net Assets........................................   $    --     $   115    $    72    $     --    $    --    $    --
Units Outstanding.................................        --           8          6          --         --         --
Variable Accumulation Unit Value..................   $    --     $ 14.26    $ 12.27    $     --    $    --    $    --
Total Return......................................        --        16.3%      22.7%         --         --         --
Investment Income Ratio...........................        --          --         --          --         --
SERIES III POLICIES (c)
Net Assets........................................   $    13     $    59    $    --    $     --    $    --    $    --
Units Outstanding.................................         1           6         --          --         --         --
Variable Accumulation Unit Value..................   $ 10.42     $ 10.59    $    --    $     --    $    --    $    --
Total Return......................................       4.2%        5.9%        --          --         --         --
Investment Income Ratio...........................        --          --         --          --         --

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

 Not all Investment Divisions are available under all policies.
(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                      MAINSTAY VP                                       MAINSTAY VP                      MAINSTAY VP
                     DREYFUS LARGE                                      EAGLE ASSET                      LORD ABBETT
                        COMPANY                                         MANAGEMENT                       DEVELOPING
                        VALUE--                                       GROWTH EQUITY--                     GROWTH--
                     INITIAL CLASS                                     INITIAL CLASS                    INITIAL CLASS
    -----------------------------------------------   -----------------------------------------------   -------------
     2004      2003      2002      2001      2000      2004      2003      2002      2001      2000         2004
    -----------------------------------------------------------------------------------------------------------------
    $   396   $   353   $   258   $   323   $   325   $   254   $   252   $   178   $   233   $   265      $    --
         34        34        31        30        29        44        42        38        35        33           --
    $ 11.49   $ 10.39   $  8.18   $ 10.68   $ 11.26   $  5.79   $  5.97   $  4.69   $  6.58   $  7.95      $    --
       10.6%     27.1%    (23.4%)    (5.2%)    12.6%     (3.0%)    27.2%    (28.7%)   (17.2%)   (20.5%)         --
        1.0%      0.8%      0.6%      0.7%                0.2%      0.2%      0.1%       --                     --
    $    47   $    36   $    27   $    --   $    --   $    48   $   158   $    68   $    --   $    --      $    --
          3         3         3        --        --         5        16         9        --        --           --
    $ 14.24   $ 12.82   $ 10.04   $    --   $    --   $  9.82   $ 10.08   $  7.89   $    --   $    --      $    --
       11.1%     27.6%      0.4%       --        --      (2.6%)    27.7%    (21.1%)      --        --           --
        2.9%      0.8%      3.6%       --                 0.2%      0.2%      0.4%       --                     --
    $    20   $    --   $    --   $    --   $    --   $    14   $    --   $    --   $    --   $    --      $    --
          2        --        --        --        --         1        --        --        --        --           --
    $ 10.76   $    --   $    --   $    --   $    --   $  9.81   $    --   $    --   $    --   $    --      $    --
        7.6%       --        --        --        --      (1.9%)      --        --        --        --           --
        1.5%       --        --        --                 0.9%       --        --        --                     --


       AMERICAN                          CALVERT                          DREYFUS IP
     CENTURY(R) VP                       SOCIAL                       TECHNOLOGY GROWTH--
    VALUE--CLASS II                     BALANCED                        INITIAL SHARES
    ---------------   ---------------------------------------------   -------------------
         2004          2004      2003      2002     2001      2000      2004       2003
    -------------------------------------------------------------------------------------
        $    --       $     7   $    27   $   25   $    36   $   40   $    --    $    --
             --             1         2        3         3        3        --         --
        $    --       $ 11.84   $ 11.01   $ 9.29   $ 10.65   $11.53   $    --    $    --
             --           7.5%     18.5%   (12.8%)    (7.6%)   (3.8%)      --         --
             --           1.2%      2.1%     4.7%      5.0%                --         --
        $   112       $    --   $    --   $   --   $    --   $   --   $    --    $     1
             10            --        --       --        --       --        --         --
        $ 10.94       $    --   $    --   $   --   $    --   $   --   $  9.79    $  9.90
            9.4%           --        --       --        --       --      (1.1%)     (1.0%)
             --            --        --       --        --                 --         --
        $    --       $   402   $    --   $   --   $    --   $   --   $   133    $    --
             --            37        --       --        --       --        14         --
        $    --       $ 10.77   $    --   $   --   $    --   $   --   $  9.70    $    --
             --           7.7%       --       --        --       --      (3.0%)       --
             --           6.4%       --       --        --                 --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                        DREYFUS VIF
                                                                         DEVELOPING
                                                                         LEADERS--
                                                                       INITIAL SHARES
                                                              --------------------------------
                                                                2004        2003        2002
                                                              --------------------------------
SERIES I POLICIES (a)
Net Assets..................................................  $     --    $     --    $     --
Units Outstanding...........................................        --          --          --
Variable Accumulation Unit Value............................  $     --    $     --    $     --
Total Return................................................        --          --          --
Investment Income Ratio.....................................        --          --          --
SERIES II POLICIES (b)
Net Assets..................................................  $    178    $    198    $     34
Units Outstanding...........................................        16          20           4
Variable Accumulation Unit Value............................  $  11.05    $   9.95    $   7.57
Total Return................................................      11.1%       31.4%      (24.3%)
Investment Income Ratio.....................................       0.3%         --         0.1%
SERIES III POLICIES (c)
Net Assets..................................................  $     22    $     --    $     --
Units Outstanding...........................................         2          --          --
Variable Accumulation Unit Value............................  $  10.29    $     --    $     --
Total Return................................................       2.9%         --          --
Investment Income Ratio.....................................       0.5%         --          --

                                                             FIDELITY(R) VIP                   FIDELITY(R) VIP
                                                                GROWTH--                         INDEX 500--
                                                              INITIAL CLASS                     INITIAL CLASS
                                                      -----------------------------     -----------------------------
                                                       2004       2003       2002        2004       2003       2002
                                                      ---------------------------------------------------------------
SERIES I POLICIES (a)
Net Assets..........................................  $    --    $    --    $    --     $    --    $    --    $    --
Units Outstanding...................................       --         --         --          --         --         --
Variable Accumulation Unit Value....................  $    --    $    --    $    --     $    --    $    --    $    --
Total Return........................................       --         --         --          --         --         --
Investment Income Ratio.............................       --         --         --          --         --         --
SERIES II POLICIES (b)
Net Assets..........................................  $   270    $   208    $    15     $   816    $   394    $    53
Units Outstanding...................................       26         21          2          61         33          6
Variable Accumulation Unit Value....................  $ 10.38    $ 10.07    $  7.60     $ 13.32    $ 12.08    $  9.43
Total Return........................................      3.1%      32.5%     (24.0%)      10.3%      28.1%      (5.7%)
Investment Income Ratio.............................      0.7%       0.1%        --         2.8%       0.4%        --
SERIES III POLICIES (c)
Net Assets..........................................  $ 1,636    $    --    $    --     $ 5,552    $    --    $    --
Units Outstanding...................................      165         --         --         516         --         --
Variable Accumulation Unit Value....................  $  9.92    $    --    $    --     $ 10.75    $    --    $    --
Total Return........................................     (0.8%)       --         --         7.5%        --         --
Investment Income Ratio.............................       --         --         --          --         --         --

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

 Not all Investment Divisions are available under all policies.
(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                    FIDELITY(R) VIP                                   FIDELITY(R) VIP
                    CONTRAFUND(R)--                                   EQUITY-INCOME--
                     INITIAL CLASS                                     INITIAL CLASS
    -----------------------------------------------   -----------------------------------------------
     2004      2003      2002      2001      2000      2004      2003      2002      2001      2000
    -------------------------------------------------------------------------------------------------
    $   469   $   412   $   300   $   323   $   352   $ 1,873   $ 1,518   $   947   $   941   $ 1,357
         30        31        27        27        26       149       134       108        89       121
    $ 15.44   $ 13.46   $ 10.55   $ 11.72   $ 13.45   $ 12.54   $ 11.32   $  8.75   $ 10.61   $ 11.24
       14.7%     27.6%    (10.0%)   (12.9%)    (7.3%)    10.8%     29.4%    (17.5%)    (5.6%)     7.7%
        0.3%      0.5%      0.8%      0.8%                1.6%      1.4%      1.8%      1.8%
    $ 1,573   $   839   $   152   $    --   $    --   $    49   $    38   $    43   $    --   $    --
        116        71        17        --        --         3         3         4        --        --
    $ 13.59   $ 11.80   $  9.21   $    --   $    --   $ 14.86   $ 13.35   $ 10.27   $    --   $    --
       15.2%     28.1%     (7.9%)      --        --      11.3%     30.0%      2.7%       --        --
        0.7%      0.2%       --        --                 3.8%      1.9%       --        --
    $   514   $    --   $    --   $    --   $    --   $ 1,737   $    --   $    --   $    --   $    --
         46        --        --        --        --       160        --        --        --        --
    $ 11.08   $    --   $    --   $    --   $    --   $ 10.82   $    --   $    --   $    --   $    --
       10.8%       --        --        --        --       8.2%       --        --        --        --
         --        --        --        --                  --        --        --        --

          FIDELITY(R) VIP
            INVESTMENT                  FIDELITY(R) VIP               FIDELITY(R) VIP          FIDELITY(R) VIP
           GRADE BOND--                    MID-CAP--                    OVERSEAS--            VALUE STRATEGIES--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS            INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ------------------
     2004      2003      2002      2004      2003      2002      2004      2003      2002            2004
    ------------------------------------------------------------------------------------------------------------
    $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --        $    --
         --        --        --        --        --        --        --        --        --             --
    $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --        $    --
         --        --        --        --        --        --        --        --        --             --
         --        --        --        --        --        --        --        --        --             --
    $   926   $   616   $   239   $   584   $   276   $    18   $    --   $    10   $     2        $    --
         78        54        22        39        23         2        --         1        --             --
    $ 11.87   $ 11.39   $ 10.86   $ 14.88   $ 11.95   $  8.64   $ 14.40   $ 13.23   $  9.25        $    --
        4.2%      4.9%      8.6%     24.6%     38.3%    (13.6%)     8.9%     43.0%     (7.5%)           --
       11.0%      2.4%       --        --       0.1%       --       3.2%      0.4%       --             --
    $   115   $    --   $    --   $ 4,230   $    --   $    --   $   705   $    --   $    --        $    27
         11        --        --       365        --        --        67        --        --              2
    $ 10.35   $    --   $    --   $ 11.59   $    --   $    --   $ 10.46   $    --   $    --        $ 11.88
        3.5%       --        --      15.9%       --        --       4.6%       --        --           18.8%
         --        --        --        --        --        --        --        --        --             --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                                   JANUS ASPEN
                                                                                      SERIES
                                                                                    BALANCED--
                                                                               INSTITUTIONAL SHARES
                                                             --------------------------------------------------------
                                                               2004        2003        2002        2001        2000
                                                             --------------------------------------------------------
SERIES I POLICIES (a)
Net Assets.................................................  $ 11,571    $ 10,667    $  9,237    $ 10,940    $  9,162
Units Outstanding..........................................       736         731         717         789         625
Variable Accumulation Unit Value...........................  $  15.73    $  14.59    $  12.89    $  13.87    $  14.65
Total Return...............................................       7.8%       13.3%       (7.1%)      (5.3%)      (3.0%)
Investment Income Ratio....................................       2.3%        2.2%        2.4%        2.8%
SERIES II POLICIES (b)
Net Assets.................................................  $    998    $    594    $    328    $     --    $     --
Units Outstanding..........................................        87          56          35          --          --
Variable Accumulation Unit Value...........................  $  11.47    $  10.60    $   9.32    $     --    $     --
Total Return...............................................       8.3%       13.8%       (6.8%)        --          --
Investment Income Ratio....................................       7.8%        2.4%        8.3%         --
SERIES III POLICIES (c)
Net Assets.................................................  $    797    $     --    $     --    $     --    $     --
Units Outstanding..........................................        75          --          --          --          --
Variable Accumulation Unit Value...........................  $  10.62    $     --    $     --    $     --    $     --
Total Return...............................................       6.2%         --          --          --          --
Investment Income Ratio....................................       3.3%         --          --          --


                                                                                                      MFS(R)
                                                                           MFS(R)                  NEW DISCOVERY
                                                                  INVESTORS TRUST SERIES--           SERIES--
                                                                       INITIAL CLASS               INITIAL CLASS
                                                              --------------------------------     -------------
                                                                2004        2003        2002           2004
                                                              --------------------------------------------------
SERIES I POLICIES (a)
Net Assets..................................................  $     --    $     --    $     --       $     --
Units Outstanding...........................................        --          --          --             --
Variable Accumulation Unit Value............................  $     --    $     --    $     --       $     --
Total Return................................................        --          --          --             --
Investment Income Ratio.....................................        --          --          --             --
SERIES II POLICIES (b)
Net Assets..................................................  $    169    $    109    $     47       $     --
Units Outstanding...........................................        13           9           5             --
Variable Accumulation Unit Value............................  $  12.88    $  11.60    $   9.52       $     --
Total Return................................................      11.1%       21.8%       (4.8%)           --
Investment Income Ratio.....................................       1.7%        0.5%         --             --
SERIES III POLICIES (c)
Net Assets..................................................  $     --    $     --    $     --       $    315
Units Outstanding...........................................        --          --          --             32
Variable Accumulation Unit Value............................  $     --    $     --    $     --       $   9.94
Total Return................................................        --          --          --           (0.6%)
Investment Income Ratio.....................................        --          --          --             --

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

 Not all Investment Divisions are available under all policies.
(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                             JANUS ASPEN
        JANUS ASPEN                            SERIES
           SERIES                             WORLDWIDE                              LORD ABBETT
      MID CAP GROWTH--                        GROWTH--                              MID-CAP VALUE
    INSTITUTIONAL SHARES                INSTITUTIONAL SHARES                          PORTFOLIO
    --------------------   -----------------------------------------------   ---------------------------
            2004            2004      2003      2002      2001      2000      2004      2003      2002
    ----------------------------------------------------------------------------------------------------
          $    --          $   523   $   437   $   262   $   267   $   247   $    --   $    --   $    --
               --               48        42        31        23        17        --        --        --
          $    --          $ 10.83   $ 10.41   $  8.45   $ 11.43   $ 14.84   $    --   $    --   $    --
               --              4.0%     23.1%    (26.0%)   (23.0%)   (16.3%)      --        --        --
               --              1.1%      1.1%      0.9%      0.5%                 --        --        --
          $    --          $    63   $    30   $     1   $    --   $    --   $ 1,026   $   345   $     9
               --                6         3        --        --        --        69        29         1
          $    --          $ 10.21   $  9.77   $  7.90   $    --   $    --   $ 14.92   $ 12.06   $  9.69
               --              4.5%     23.7%    (21.0%)      --        --      23.7%     24.4%     (3.1%)
               --              3.1%      1.4%      1.5%       --                 1.2%      1.5%      6.9%
          $   638          $   128   $    --   $    --   $    --   $    --   $ 5,014   $    --   $    --
               57               13        --        --        --        --       433        --        --
          $ 11.20          $  9.74   $    --   $    --   $    --   $    --   $ 11.58   $    --   $    --
             12.0%            (2.6%)      --        --        --        --      15.8%       --        --
               --              1.4%       --        --        --                 1.1%       --        --

                                     MORGAN
                                     STANLEY
              MFS(R)                   UIF                        MORGAN STANLEY
             UTILITIES              EMERGING                            UIF
             SERIES--                MARKETS                     EMERGING MARKETS
           INITIAL CLASS          DEBT--CLASS I                   EQUITY--CLASS I
    ---------------------------   -------------   -----------------------------------------------
     2004      2003      2002         2004         2004      2003      2002      2001      2000
    ---------------------------------------------------------------------------------------------
    $    --   $    --   $    --      $    --      $    29   $    31   $    20   $    23   $    11
         --        --        --           --            2         3         3         3         1
    $    --   $    --   $    --      $    --      $ 12.81   $ 10.48   $  7.05   $  7.80   $  8.39
         --        --        --           --         22.3%     48.6%     (9.5%)    (7.0%)   (39.7%)
         --        --        --           --          0.7%       --        --        --
    $    --   $   224   $   169      $    --      $    --   $    --   $    --   $    --   $    --
         --        20        21           --           --        --        --        --        --
    $ 11.75   $ 11.14   $  8.21      $    --      $    --   $    --   $    --   $    --   $    --
        5.5%     35.6%    (17.9%)         --           --        --        --        --        --
        8.2%      2.3%      3.4%          --           --        --        --        --
    $    --   $    --   $    --      $    --      $   481   $    --   $    --   $    --   $    --
         --        --        --           --           43        --        --        --        --
    $    --   $    --   $    --      $ 10.82      $ 11.14   $    --   $    --   $    --   $    --
         --        --        --          8.2%        11.4%       --        --        --        --
         --        --        --         85.3%          --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                         MORGAN STANLEY               PIMCO LOW          PIMCO REAL
                                                            UIF U.S.                  DURATION--          RETURN--
                                                          REAL ESTATE--             ADMINISTRATIVE     ADMINISTRATIVE
                                                             CLASS I                    SHARES             SHARES
                                                  -----------------------------     --------------     --------------
                                                   2004       2003       2002            2004               2004
                                                  -------------------------------------------------------------------
SERIES I POLICIES (a)
Net Assets......................................  $    --    $    --    $    --        $    --            $    --
Units Outstanding...............................       --         --         --             --                 --
Variable Accumulation Unit Value................  $    --    $    --    $    --        $    --            $    --
Total Return....................................       --         --         --             --                 --
Investment Income Ratio.........................       --         --         --             --                 --
SERIES II POLICIES (b)
Net Assets......................................  $   952    $   658    $   221        $   152            $    78
Units Outstanding...............................       56         53         24             15                  8
Variable Accumulation Unit Value................  $ 16.85    $ 12.38    $  9.03        $ 10.00            $ 10.18
Total Return....................................     36.1%      37.2%      (9.7%)           --                1.8%
Investment Income Ratio.........................      4.6%        --        5.0%           5.5%               4.5%
SERIES III POLICIES (c)
Net Assets......................................  $   809    $    --    $    --        $    48            $    24
Units Outstanding...............................       59         --         --              5                  2
Variable Accumulation Unit Value................  $ 13.67    $    --    $    --        $ 10.00            $ 10.19
Total Return....................................     36.7%        --         --             --                1.9%
Investment Income Ratio.........................      1.9%        --         --            1.9%               1.7%

                                                                 T. ROWE
                                                                  PRICE
                                                              INTERNATIONAL             T. ROWE PRICE
                                                                  STOCK                 LIMITED-TERM
                                                                PORTFOLIO              BOND PORTFOLIO
                                                              -------------     -----------------------------
                                                                  2004           2004       2003       2002
                                                              -----------------------------------------------
SERIES I POLICIES (a)
Net Assets..................................................     $    --        $    --    $    --    $    --
Units Outstanding...........................................          --             --         --         --
Variable Accumulation Unit Value............................     $    --        $    --    $    --    $    --
Total Return................................................          --             --         --         --
Investment Income Ratio.....................................          --             --         --         --
SERIES II POLICIES (b)
Net Assets..................................................     $   117        $   200    $   134    $    33
Units Outstanding...........................................          10             19         13          3
Variable Accumulation Unit Value............................     $ 11.27        $ 10.64    $ 10.55    $ 10.15
Total Return................................................        12.7%           0.9%       4.0%       1.5%
Investment Income Ratio.....................................         9.9%           9.2%       3.6%       4.5%
SERIES III POLICIES (c)
Net Assets..................................................     $   251        $    63    $    --    $    --
Units Outstanding...........................................          22              6         --         --
Variable Accumulation Unit Value............................     $ 11.17        $ 10.05    $    --    $    --
Total Return................................................        11.7%           0.5%        --         --
Investment Income Ratio.....................................         2.7%           4.6%        --         --

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

 Not all Investment Divisions are available under all policies.
(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                 SCUDDER VIT
                                   EAFE(R)           SCUDDER         T. ROWE
     PIMCO TOTAL       ROYCE        EQUITY             VIT            PRICE
       RETURN--       MICRO-     INDEX FUND--       SMALL CAP       BLUE CHIP                    T. ROWE PRICE
    ADMINISTRATIVE      CAP        CLASS A        INDEX FUND--       GROWTH                      EQUITY INCOME
        SHARES       PORTFOLIO      SHARES       CLASS A SHARES     PORTFOLIO                      PORTFOLIO
    --------------   ---------   ------------   -----------------   ---------   -----------------------------------------------
         2004          2004          2004        2004      2003       2004       2004      2003      2002      2001      2000
    ---------------------------------------------------------------------------------------------------------------------------
       $    --        $    --      $    --      $    --   $    --    $    --    $   412   $   286   $   213   $   183   $   124
            --             --           --           --        --         --         29        23        21        16        11
       $    --        $    --      $    --      $    --   $    --    $    --    $ 14.11   $ 12.36   $  9.92   $ 11.50   $ 11.41
            --             --           --           --        --         --       14.1%     24.6%    (13.7%)     0.8%     14.1%
            --             --           --           --        --         --        1.6%      1.6%      1.6%      1.5%
       $    --        $    84      $    --      $    73   $     1    $   201    $ 2,044   $ 1,668   $   703   $    --   $    --
            --              8           --            6        --         19        170       159        84        --        --
       $    --        $ 11.01      $    --      $ 12.18   $ 10.37    $ 10.65    $ 12.04   $ 10.50   $  8.39   $    --   $    --
            --           10.1%          --         17.5%      3.7%       6.5%      14.6%     25.2%    (16.1%)      --        --
            --             --           --          0.2%       --        6.8%       4.5%      1.9%      2.1%       --
       $ 3,027        $   211      $     1      $ 5,823   $    --    $ 4,500    $ 3,620   $    --   $    --   $    --   $    --
           292             19           --          519        --        411        325        --        --        --        --
       $ 10.35        $ 11.01      $ 11.12      $ 11.23   $    --    $ 10.96    $ 11.15   $    --   $    --   $    --   $    --
           3.5%          10.1%        11.2%        12.3%       --        9.6%      11.5%       --        --        --        --
           2.1%            --           --          0.1%       --        2.3%       2.6%       --        --        --

                    T. ROWE PRICE
    T. ROWE PRICE     PERSONAL       VAN ECK
     NEW AMERICA      STRATEGY      WORLDWIDE
       GROWTH         BALANCED      ABSOLUTE
      PORTFOLIO       PORTFOLIO      RETURN
    -------------   -------------   ---------
        2004            2004          2004
    -----------------------------------------
       $    --         $    --       $    --
            --              --            --
       $    --         $    --       $    --
            --              --            --
            --              --            --
       $    --         $    --       $    --
            --              --            --
       $    --         $    --       $    --
            --              --            --
            --              --            --
       $    49         $ 5,185       $     9
             5             475             1
       $ 10.32         $ 10.92       $  9.91
           3.2%            9.2%         (0.9%)
           0.3%            2.2%           --

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Corporate Sponsored Variable Universal Life Separate Account-I
Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MainStay VP Bond--Initial Class, MainStay VP Capital Appreciation--Initial Class, MainStay VP Cash Management, MainStay VP Common Stock--Initial Class (formerly known as MainStay VP Growth Equity), MainStay VP Convertible--Initial Class, MainStay VP Government--Initial Class, MainStay VP High Yield Corporate Bond--Initial Class, MainStay VP International Equity--Initial Class, MainStay VP Mid Cap Core-- Initial Class, MainStay VP Mid Cap Growth--Initial Class, MainStay VP Mid Cap Value--Initial Class (formerly known as Mainstay VP Equity Income), MainStay VP S&P 500 Index--Initial Class (formerly known as MainStay VP Indexed Equity), MainStay VP Small Cap Growth--Initial Class, MainStay VP Total Return--Initial Class, MainStay VP Value--Initial Class, MainStay VP American Century Income and Growth--Initial Class, MainStay VP Dreyfus Large Company Value--Initial Class, MainStay VP Eagle Asset Management Growth Equity--Initial Class, MainStay VP Lord Abbett Developing Growth--Initial Class, Alger American Leveraged All Cap--Class O Shares, Alger American Small Capitalization--Class O Shares, American Century(R) VP Value--Class II, Calvert Social Balanced, Dreyfus IP Technology Growth--Initial Shares, Dreyfus VIF Developing Leaders--Initial Shares (formerly known as Dreyfus VIF Small Cap Growth), Fidelity(R) VIP Contrafund(R) --Initial Class, Fidelity(R) VIP Equity-Income--Initial Class, Fidelity(R) VIP Growth--Initial Class, Fidelity(R) VIP Index 500--Initial Class, Fidelity(R) VIP Investment Grade Bond--Initial Class, Fidelity(R) VIP Mid-Cap--Initial Class, Fidelity(R) VIP Overseas-Initial Class, Fidelity(R) VIP Value Strategies--Initial Class, Janus Aspen Series Balanced--Institutional Shares, Janus Aspen Series Mid Cap Growth--Institutional Shares (formerly known as Janus Aspen Series Aggressive Growth), Janus Aspen Series Worldwide Growth--Institutional Shares, Lord Abbett Series Fund Mid-Cap Value Portfolio, MFS(R) Investors Trust Series--Initial Class, MFS(R) New Discovery Series--Initial Class, MFS(R) Utilities Series-- Initial Class, Morgan Stanley UIF Emerging Markets Debt--Class I, Morgan Stanley UIF Emerging Markets Equity--Class I, Morgan Stanley UIF U.S. Real Estate--Class I, Pimco Low Duration-Administrative Shares, Pimco Real Return--Administrative Shares, Pimco Total Return--Administrative Shares, Royce Micro-Cap Portfolio, Scudder VIT EAFE(R) Equity Index Fund--Class A Shares, Scudder VIT Small Cap Index Fund--Class A Shares, T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price International Stock Portfolio, T. Rowe Price Limited-Term Bond Portfolio, T. Rowe Price New America Growth Portfolio,
T. Rowe Price Personal Strategy Balanced Portfolio, and Van Eck Worldwide Absolute Return Investment Divisions (constituting the New York Life Insurance and Annuity Corporation Corporate Sponsored Variable Universal Life Separate Account-I) at December 31, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the Standards of Public Company Accounting Oversight Board (United States). Those Standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2004 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, New York
February 18, 2005

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2004       2003
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities, at fair value
  Available for sale                                          $34,527    $29,401
  Trading securities                                               26         66
Equity securities, at fair value
  Available for sale                                               40         47
  Trading securities                                               79         22
Mortgage loans                                                  3,090      2,665
Policy loans                                                      570        563
Other long-term investments                                       667        280
                                                              -------    -------
     Total investments                                         38,999     33,044

Cash and cash equivalents                                         680        761
Deferred policy acquisition costs                               2,437      2,180
Interest in annuity contracts                                   3,712      3,306
Amounts recoverable from reinsurer                              5,935        788
Other assets                                                    1,351        484
Separate account assets                                        12,704     11,589
                                                              -------    -------
     Total assets                                             $65,818    $52,152
                                                              =======    =======

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                               $34,715    $29,366
Future policy benefits                                          1,360      1,027
Policy claims                                                     151        107
Obligations under structured settlement agreements              3,712      3,306
Amounts payable to reinsurer                                    4,553         16
Other liabilities                                               4,000      2,578
Separate account liabilities                                   12,704     11,500
                                                              -------    -------
     Total liabilities                                         61,195     47,900
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  20,000 shares authorized, 2,500 issued and outstanding)          25         25
Additional paid in capital                                      1,410      1,410
Accumulated other comprehensive income                            653        590
Retained earnings                                               2,535      2,227
                                                              -------    -------
     Total stockholder's equity                                 4,623      4,252
                                                              -------    -------
     Total liabilities and stockholder's equity               $65,818    $52,152
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               2004     2003     2002
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
REVENUES
  Premiums                                                    $   29   $    3   $  144
  Fees-universal life and annuity policies                       669      603      546
  Net investment income                                        2,006    1,801    1,647
  Net investment gains/(losses)                                   31       (3)     (49)
  Other income                                                    30       31       19
                                                              ------   ------   ------
     Total revenues                                            2,765    2,435    2,307
                                                              ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances         1,376    1,257    1,212
  Policyholder benefits                                          169      139      305
  Operating expenses                                             762      664      625
                                                              ------   ------   ------
     Total expenses                                            2,307    2,060    2,142
                                                              ------   ------   ------
Income before income taxes                                       458      375      165
Income tax expense/(benefit)                                     150      116       (1)
                                                              ------   ------   ------
NET INCOME                                                    $  308   $  259   $  166
                                                              ======   ======   ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                                 (IN MILLIONS)

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
BALANCE AT JANUARY 1, 2002                      $25        $  780       $1,836         $104            $2,745
                                                                                                       ------
Comprehensive income:
  Net income                                                               166                            166
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     350               350
                                                                                                       ------
  Other comprehensive income                                                                              350
                                                                                                       ------
Total comprehensive income                                                                                516
  Capital contribution                                        130                                         130
  Transfer of Taiwan branch net assets to an
     affiliated company (See Note 12 --
     Related Party Transactions)                                           (34)          (3)              (37)
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2002                     25           910        1,968          451             3,354
                                                                                                       ------
Comprehensive income:
  Net income                                                               259                            259
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     139               139
                                                                                                       ------
  Other comprehensive income                                                                              139
                                                                                                       ------
Total comprehensive income                                                                                398
  Capital contribution                                        500                                         500
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2003                     25         1,410        2,227          590             4,252
                                                                                                       ------
Comprehensive income:
  Net income                                                               308                            308
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      63                63
                                                                                                       ------
  Other comprehensive income                                                                               63
                                                                                                       ------
Total comprehensive income                                                                                371
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2004                    $25        $1,410       $2,535         $653            $4,623
                                                ===        ======       ======         ====            ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2004        2003        2002
                                                              --------    --------    --------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    308    $    259    $    166
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Depreciation and amortization                                   43          35           1
    Net capitalization of deferred policy acquisition costs       (318)       (336)       (373)
    Annuity and universal life fees                               (338)       (296)       (257)
    Interest credited to policyholders' account balances         1,358       1,245       1,221
    Net investment (gains) losses                                  (31)          3          49
    Deferred income taxes                                           63          17          (1)
    (Increase) decrease in:
      Net separate account assets and liabilities                    3          19          --
      Other assets and other liabilities                             4        (245)        111
      Reinsurance recoverables and payables                        (61)          7          (9)
      Trading securities                                            36          89          29
    Increase (decrease) in:
      Policy claims                                                 44           4          (4)
      Future policy benefits                                        19         (23)        170
                                                              --------    --------    --------
         NET CASH PROVIDED BY OPERATING ACTIVITIES               1,130         778       1,103
                                                              --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
    Sale of available for sale fixed maturities                 21,439      22,559      24,951
    Maturity of available for sale fixed maturities                567         418       1,090
    Sale of equity securities                                       25          39          38
    Repayment of mortgage loans                                    480         776         466
    Sale of other investments                                       34         520         206
  Cost of:
    Available for sale fixed maturities acquired               (26,796)    (27,666)    (30,915)
    Equity securities acquired                                     (17)        (19)        (66)
    Mortgage loans acquired                                       (852)     (1,052)       (791)
    Other investments acquired                                    (443)        (70)        (21)
  Policy loans (net)                                                (8)         14         (27)
                                                              --------    --------    --------
         NET CASH USED IN INVESTING ACTIVITIES                  (5,571)     (4,481)     (5,069)
                                                              --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
    Deposits                                                     6,235       5,094       5,351
    Withdrawals                                                 (2,147)     (1,715)     (1,501)
    Net transfers to the separate accounts                        (458)       (258)       (585)
  (Decrease) increase in loaned securities                        (369)        125         747
  Securities sold under agreements to repurchase (net)             866        (644)        514
  Transfer of Taiwan branch cash to an affiliated company           --          --        (116)
  Net proceeds from affiliated credit agreements                   233          --          --
  Capital contribution received from parent                         --         500         130
                                                              --------    --------    --------
         NET CASH PROVIDED BY FINANCING ACTIVITIES               4,360       3,102       4,540
                                                              --------    --------    --------
  Effect of exchange rate changes on cash and cash
    equivalents                                                     --          --          (2)
                                                              --------    --------    --------
Net increase (decrease) in cash and cash equivalents               (81)       (601)        572
                                                              --------    --------    --------
Cash and cash equivalents, beginning of year                       761       1,362         790
                                                              --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $    680    $    761    $  1,362
                                                              ========    ========    ========

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2004, 2003 AND 2002

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed maturity investments classified as available-for-sale or trading are reported at fair value. For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using either a discounted cash flow approach, broker-dealer quotations or management's pricing model. Unrealized gains and losses on available-for-sale securities are reported in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from fixed maturities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     Changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method.

     Equity securities are carried at fair value. The estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and management's pricing model for private placement securities. For equity securities classified as available-for-sale, unrealized gains and losses are reflected in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from equity securities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     The cost basis of fixed maturities and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment gains and losses in the accompanying Statement of Income. The Company continuously monitors securities that have an estimated fair value that is below amortized cost in order to determine if there is any evidence that the decline in estimated fair value is not temporary. Factors considered in evaluating whether a decline in value is other than temporary include: 1) whether the decline is substantial; 2) the amount of time that the fair value has been less than cost; 3) the financial condition and near-term prospects of the issuer; and 4) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     Mortgage loans on real estate are carried at unpaid principal balance, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

agreement. Specific valuation allowances are based upon the fair value of the collateral or the present value of expected future cash flows discounted at the loan's original effective interest rate. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general valuation allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the accompanying Balance Sheet and are carried at amortized cost, which approximates fair value.

     Other long-term investments consist primarily of investments in limited partnerships and limited liability companies, derivatives, investment real estate and collateralized third party commercial loans. Investments in limited partnerships and limited liability companies are carried on the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Collateralized third party commercial loans are reported at outstanding principal balance reduced by any charge-off, specific or general valuation allowance and net of any deferred fees or costs on originated loans or unamortized premiums or discounts on purchased loans. Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10 -- Derivative Financial Instruments and Risk Management.

     Net investment gains (losses) on sales are generally computed using the specific identification method.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities borrowed and loaned with additional collateral obtained as necessary.

     Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. Assets to be repurchased or resold are the same or substantially the same as the assets borrowed or sold. The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for deferred annuities. Changes in assumptions are reflected as retroactive adjustments in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

DEFERRED POLICY ACQUISITION COSTS -- (CONTINUED)

The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals, mortality and expense charges, and administrative charges. This liability includes amounts that have been assessed to compensate the insurer for services to be performed over future periods.

OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of investment income due and accrued, amounts receivable for undelivered securities, deferred sales inducements, furniture and equipment and capitalized software and web development costs. Furniture and equipment is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally ranges from 3 to 10 years. Capitalized external and internal software and web development costs are amortized on a straight-line basis over the estimated useful life of the software, not to exceed 5 years. Other liabilities consist primarily of securities loaned, payable to affiliates, net deferred tax liabilities and repurchase agreements.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

     Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in force and, for annuities, in relation to the amount of expected future benefit payments.

FEDERAL INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets ("DTAs") and liabilities ("DTLs") are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared.

     As a subsidiary of a mutual life insurance company, for December 31, 2004 and prior years, the Company was subject to a tax on its equity base ("EBT"). The EBT is included in the provision for federal income

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FEDERAL INCOME TAXES -- (CONTINUED)

taxes estimated to be payable. An estimated differential earnings rate ("DER") is used to determine the equity base tax. Adjustments to such estimates, including those related to differences between the estimated and final DER, are recorded in income tax expense in the accompanying Statement of Income. The EBT was suspended for the 2001, 2002, and 2003 tax years. Effective with the tax year beginning after December 31, 2004, the EBT has been repealed. No EBT was accrued for in 2004.

SEPARATE ACCOUNTS

     The Company has separate accounts, some of which are registered with the Securities and Exchange Commission (SEC), and others that are not registered with the SEC. The separate accounts have varying investment objectives, and are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. At December 31, 2004 and 2003, all separate account assets are stated at fair value. The liability at December 31, 2004 represents the policyholders' interest in the account, and includes accumulated net investment income and realized and unrealized gains and losses on the assets, which generally reflects fair value. At December 31, 2003, the liability represents either the policyholders' interest in the account, which includes accumulated net investment income and realized and unrealized gains and losses on the assets or the amount due to the policyholder pursuant to the terms of the contract.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Policyholders' Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed-income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed-income portfolio generally will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

     Mortgage loans, many of which have balloon payment maturities, and equity real estate, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities. Furthermore, in periods of declining interest rates, bond calls and mortgage prepayments generally increase, resulting in reinvestment at the prevailing markets rates.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no assurance can be given that it will be successful in managing

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

the effects of such volatility and that such volatility will not have a material adverse impact on the Company's financial condition and results of operation.

     Credit defaults and impairments may result in writedowns in the value of fixed income and equity securities held by the Company. Additionally, credit rating agencies may in the future downgrade certain issuers of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulations, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any of these changes will be made, whether any such administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

     The development of policy reserves and deferred policy acquisition costs for the Company's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company currently reserves for expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly during the period when account values are less than guaranteed amounts.

CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2004, the Company adopted Statement of Position 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-01"). SOP 03-01 provides guidance on (i) the classification and valuation of long-duration contract liabilities, (ii) the accounting for sales inducements, and (iii) separate account presentation and valuation. In accordance with SOP 03-01's guidance for the reporting of certain separate accounts, the Company reclassified $768 million of separate account assets to general account assets and $680 million of separate account liabilities to policyholders' account balances and other liabilities. The Company currently offers enhanced crediting rates or day one bonus payments to contractholders on certain of its annuity products. Through December 31, 2003, the expense associated with offering certain of these day one bonuses was deferred and amortized in proportion to estimated gross profits over the effective life of those contracts. Effective January 1, 2004, upon the Company's adoption of SOP 03-01, the expense associated with offering a day one bonus continues to be deferred and amortized over the life of the related contract using the same methodology and assumption used to amortize deferred policy acquisition costs. Enhanced crediting rates offered in certain annuity products will no longer be eligible for capitalization, consistent with the terms of SOP 03-01. Effective January 1, 2004, amortization associated with expenses previously deferred remains unchanged. For the period ending December 31, 2004, the amortization of sales inducements was $17 million, pretax and is included in interest credited to policyholders' account balances in the accompanying Statement of Income. The cumulative effect of the adoption of SOP 03-01, as of January 1, 2004, resulted in a $2 million decrease in net income and a $1 million increase in other comprehensive income, after tax.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

RECENT ACCOUNTING PRONOUNCEMENTS -- (CONTINUED)

     Effective January 1, 2004, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") Implementation Issue No. B36, "Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments ("B36")". B36 indicates that certain reinsurance arrangements, and other similar contracts, in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company's return on certain of its investments, generally contain an embedded derivative feature that should be separately identified and fair valued. As of January 1, 2004, there was no cumulative effect from the adoption of B36 on the Company's results.

     The Company has adopted the provisions of Financial Accounting Standards Board Interpretation No. 46(R) "FIN 46(R)". In January 2003, the FASB issued Interpretation FIN No. 46, "Consolidation of Variable Interest Entities". FIN No. 46 requires a variable interest entity ("VIE") to be consolidated by a company if that company is subject to a majority of the risk of loss from the VIE's activities or entitled to receive a majority of the entity's residual returns. On December 17, 2003, the FASB issued FIN 46(R) ("Revised Interpretation" of FIN 46), which amended certain aspects of FIN46. For all VIEs created before December 31, 2003, the Company will be required to adopt FIN 46(R) as of January 1, 2005. For VIEs created after December 31, 2003, the Company applied FIN 46(R) immediately. At December 31, 2004, the Company held $52 million of invested assets issued by a VIE, created after December 31, 2003, and determined to be significant variable interests under FIN 46(R). These investments consist of fixed maturities (asset-backed securitizations totaling $20 million and private placement structured notes totaling $24 million) and other equity investments (asset-backed securitizations totaling $8 million). This VIE does not require consolidation because management has determined that the Company is not the primary beneficiary. The Company has held $42 million of invested assets issued by VIEs at December 31, 2004, created before December 31, 2003, determined to be significant variable interests under FIN 46(R). These investments consist of fixed maturities (asset-backed securitizations totaling $24 million) and other equity investments (asset-backed securitizations totaling $18 million). These VIEs may be required to consolidate when the new rule becomes effective (January 1, 2005 for these entities). These variable interests are subject to ongoing review for impairment and represent the maximum exposure to losses from the Company's direct involvement with the VIEs. The Company has no additional economic interest in this VIE in the form of derivatives, commitments, related guarantees, credit enhancement or similar instruments and obligations.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     The amortized cost and estimated fair value of fixed maturities as of December 31, 2004 and 2003, by contractual maturity is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              2004                       2003
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $   869      $   878       $ 1,118      $ 1,127
Due after one year through five years                   6,238        6,436         4,913        5,206
Due after five years through ten years                 10,262       10,807         8,754        9,291
Due after ten years                                     4,416        4,804         4,164        4,441
Mortgage and asset-backed securities:
  U.S. Government or U.S.                               1,453        1,471           303          315
  Government agency
  Other mortgage-backed securities                      7,290        7,540         6,306        6,541
  Other asset-backed securities                         2,558        2,591         2,424        2,480
                                                      -------      -------       -------      -------
     Total Available for Sale                         $33,086      $34,527       $27,982      $29,401
                                                      =======      =======       =======      =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

     At December 31, 2004 and 2003, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           2004
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $ 1,571       $   34         $  7        $ 1,598
U.S. agencies, state and municipal                       461           36            1            496
Foreign governments                                      546           61           --            607
Corporate                                             20,660        1,114           79         21,695
Mortgage-backed securities                             7,290          266           16          7,540
Asset-backed securities                                2,558           45           12          2,591
                                                     -------       ------         ----        -------
     Total Available for Sale                        $33,086       $1,556         $115        $34,527
                                                     =======       ======         ====        =======

                                                                           2003
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $   735       $   21         $  2        $   754
U.S. agencies, state and municipal                       667           33            2            698
Foreign governments                                      515           62            1            576
Corporate                                             17,335        1,112           95         18,352
Mortgage-backed securities                             6,306          259           24          6,541
Asset-backed securities                                2,424           73           17          2,480
                                                     -------       ------         ----        -------
     Total Available for Sale                        $27,982       $1,560         $141        $29,401
                                                     =======       ======         ====        =======

     At December 31, 2004 and 2003, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $47 million and $16 million, respectively.

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

EQUITY SECURITIES

     At December 31, 2004 and 2003, the distribution of gross unrealized gains and losses on available for sale equity securities was as follows (in millions):

                UNREALIZED    UNREALIZED    ESTIMATED
        COST      GAINS         LOSSES      FAIR VALUE
        ----    ----------    ----------    ----------
2004    $38         $3            $1           $40
2003    $46         $2            $1           $47

MORTGAGE LOANS

     The Company's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2004 and 2003 was estimated to be $3,264 million and $2,854 million, respectively. Fair value is determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities. As mortgage loans are generally intended to be held to maturity, the fair value does not necessarily represent the values for which those loans could have been sold for at December 31, 2004 or 2003.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS -- (CONTINUED)

     At December 31, 2004 and 2003, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $83 million and $58 million at fixed and floating interest rates ranging from 2.7% to 7.2% and from 2.7% to 7.8%, respectively. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

     At December 31, 2004 and 2003, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                    2004                 2003
                              -----------------    -----------------
                              CARRYING    % OF     CARRYING    % OF
                               VALUE      TOTAL     VALUE      TOTAL
                              --------    -----    --------    -----
Property Type:
  Office buildings             $1,022      33.1%    $  943      35.4%
  Retail                          536      17.3%       474      17.8%
  Residential                     762      24.7%       608      22.8%
  Industrial                      419      13.6%       336      12.6%
  Apartment buildings             301       9.7%       269      10.1%
  Other                            50       1.6%        35       1.3%
                               ------     -----     ------     -----
     Total                     $3,090     100.0%    $2,665     100.0%
                               ======     =====     ======     =====
Geographic Region:
  Central                      $  799      25.9%    $  783      29.4%
  South Atlantic                  752      24.3%       684      25.7%
  Pacific                         760      24.6%       563      21.1%
  Middle Atlantic                 557      18.0%       455      17.0%
  New England                     222       7.2%       180       6.8%
                               ------     -----     ------     -----
     Total                     $3,090     100.0%    $2,665     100.0%
                               ======     =====     ======     =====

     The activity in the mortgage loan specific and general reserves as of December 31, 2004 and 2003 is summarized below (in millions):

                                                             2004    2003
                                                             ----    ----
Beginning balance                                             $5     $ 6
Additions (reductions) included in operations                  4      (1)
                                                              --     ---
Ending balance                                                $9     $ 5
                                                              ==     ===

OTHER LONG-TERM INVESTMENTS

     The components of other long-term investments as of December 31, 2004 and 2003 were as follows (in millions):

                                                            2004   2003
                                                            ----   ----
Limited liability company                                   $516   $157
Collateralized third party commercial loans                   68     40
Limited partnerships                                          48     28
Derivatives                                                   21     34
Real estate                                                   11     17
Other                                                          3      4
                                                            ----   ----
     Total other long-term investments                      $667   $280
                                                            ====   ====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

OTHER LONG-TERM INVESTMENTS -- (CONTINUED)

     Investments in limited liability company represents the Company's investment in the New York Life Short Term Investment Fund ("STIF"), formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a commingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Accumulated depreciation on real estate at December 31, 2004 and 2003 was $5 million and $6 million, respectively. Depreciation expense for December 31, 2004 totaled less than $1 million. For the years ended December 31, 2003 and 2002, depreciation expense totaled $1 million. Depreciation expense is recorded as a component of net investment income in the accompanying Statement of Income.

     Unfunded commitments on limited partnerships and limited liability companies amounted to $9 million at December 31, 2004. There were no unfunded commitments at December 31, 2003.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3 million at December 31, 2004 and 2003 were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturities on the accompanying Balance Sheet.

NOTE 4 -- INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2004, 2003 and 2002 were as follows (in millions):

                                              2004      2003      2002
                                             ------    ------    ------
Fixed maturities                             $1,805    $1,604    $1,448
Equity securities                                 4         2         3
Mortgage loans                                  185       167       170
Policy loans                                     45        46        45
Other long-term investments                      27        30        30
                                             ------    ------    ------
  Gross investment income                     2,066     1,849     1,696
Investment expenses                             (60)      (48)      (49)
                                             ------    ------    ------
  Net investment income                      $2,006    $1,801    $1,647
                                             ======    ======    ======

     For the years ended December 31, 2004, 2003 and 2002, investment gains (losses) computed generally under the specific identification method were as follows (in millions):

                                                 2004                           2003                           2002
                                       -------------------------      -------------------------      -------------------------
                                       GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                       -----              ------      -----              ------      -----              ------
Fixed maturities.....................  $142               $ (98)      $192               $(176)      $192               $(236)
Equity securities....................    13                  (1)         5                  (7)         8                  (8)
Mortgage loans.......................    --                  (4)         2                  (4)         1                  (1)
Derivative instruments...............    --                 (23)         1                  (4)         1                  (4)
Other long-term investments..........     3                  (1)        --                 (12)        --                  (2)
                                       ----               -----       ----               -----       ----               -----
     Subtotal........................  $158               $(127)      $200               $(203)      $202               $(251)
                                       ====               =====       ====               =====       ====               =====
Total net investment gains
  (losses)...........................            $31                            $(3)                           $(49)
                                                 ===                            ===                            ====

     On April 1, 2002, the Company transferred the convertible bond and preferred stock portfolios from available-for-sale into the trading category. The net gain released from unrealized gains in accumulated other comprehensive income in the accompanying Balance Sheet and reflected in net investment gains (losses) in the accompanying Statement of Income at the date of transfer amounted to $3 million, pre-tax. The convertible portfolio was subsequently sold during 2002.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES -- (CONTINUED)

     The gross gains and losses on trading securities amounted to $16 million and $20 million for the year ended December 31, 2004. The gross gains and losses on trading securities amounted to $21 million and $73 million for the year ended December 31, 2003. The gross gains and losses on trading securities amounted to $3 million and $7 million for the period April 1, 2002 through December 31, 2002. Trading gains and losses are included in net investment gains (losses) in the accompanying Statement of Income.

     Related losses from other-than-temporary impairments in fixed maturities (included in gross investment losses on fixed maturities above) were $10 million, $24 million and $70 million for the years ended December 31, 2004, 2003 and 2002, respectively. Related losses from other-than-temporary impairments in equities (included in gross investment losses on equity securities above) were $0 million, $7 million and $0 million at December 31, 2004, 2003 and 2002, respectively.

     The following table presents the Company's gross unrealized losses and fair values for fixed maturities and equities with unrealized losses that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized loss position, at December 31, 2004 and 2003 (in millions):

                                                                           2004
                                              ---------------------------------------------------------------
                                                   LESS THAN           GREATER THAN
                                                   12 MONTHS             12 MONTHS               TOTAL
                                              -------------------   -------------------   -------------------
                                               FAIR    UNREALIZED    FAIR    UNREALIZED    FAIR    UNREALIZED
FIXED MATURITIES                              VALUE      LOSSES     VALUE      LOSSES     VALUE      LOSSES
----------------                              ------   ----------   ------   ----------   ------   ----------
Fixed Maturities
U.S. Treasury and U.S. Government
  corporations and agencies                   $  310      $ 3       $   74      $ 4       $  384      $  7
U.S. agencies, state and municipal                49        *           15        1           64         1
Foreign governments                               16        *           --       --           16         *
Corporate                                      3,432       45          841       34        4,273        79
Mortgage-backed securities                     1,028       11          125        5        1,153        16
Asset-backed securities                          752        6           52        6          804        12
                                              ------      ---       ------      ---       ------      ----
     TOTAL FIXED MATURITIES                    5,587       65        1,107       50        6,694       115
                                              ------      ---       ------      ---       ------      ----
                  EQUITIES
                  --------
Common Stock                                       1        *           --       --            1         *
Preferred Stock                                    6        1           --       --            6         1
                                              ------      ---       ------      ---       ------      ----
     TOTAL EQUITIES                                7        1           --       --            7         1
                                              ------      ---       ------      ---       ------      ----
     TOTAL TEMPORARILY IMPAIRED SECURITIES    $5,594      $66       $1,107      $50       $6,701      $116
                                              ======      ===       ======      ===       ======      ====

---------------

* Unrealized loss is less than $1 million.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES -- (CONTINUED)


                                                                             2003
                                                --------------------------------------------------------------
                                                     LESS THAN           GREATER THAN
                                                     12 MONTHS            12 MONTHS               TOTAL
                                                -------------------   ------------------   -------------------
                                                 FAIR    UNREALIZED   FAIR    UNREALIZED    FAIR    UNREALIZED
FIXED MATURITIES                                VALUE      LOSSES     VALUE     LOSSES     VALUE      LOSSES
----------------                                ------   ----------   -----   ----------   ------   ----------
U.S. Treasury and U.S. Government corporations
  and agencies                                  $  319      $  2      $ --       $--       $  319      $  2
U.S. agencies, state and municipal                 109         2        --        --          109         2
Foreign governments                                 39         1        --        --           39         1
Corporate                                        2,306        72       338        23        2,644        95
Mortgage-backed securities                       1,184        24         1         *        1,185        24
Asset-backed securities                            344         9        58         8          402        17
                                                ------      ----      ----       ---       ------      ----
     TOTAL FIXED MATURITIES                      4,301       110       397        31        4,698       141
                                                ------      ----      ----       ---       ------      ----
                   EQUITIES
                   --------
Preferred Stock                                     --        --         4         1            4         1
                                                ------      ----      ----       ---       ------      ----
     TOTAL TEMPORARILY IMPAIRED SECURITIES      $4,301      $110      $401       $32       $4,702      $142
                                                ======      ====      ====       ===       ======      ====

---------------

* Unrealized loss is less than $1 million.

     CORPORATE BONDS: The amount of unrealized losses on the Company's investment in corporate bonds is principally due to changes in interest rates and widening spreads due to market conditions in certain sectors such as airlines and telecommunications that contributed to the decline in fair value. Because the securities continue to meet their contractual payments, the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     MORTGAGE-BACKED SECURITIES: The unrealized losses on these investments were caused by interest rate increases. Securities issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Government National Mortgage Association that are either direct agencies of or agencies sponsored by the U.S. government, provide a US government guarantee of the contractual cash flows of these investments. Accordingly, it is expected that the securities would not be settled at a price less than amortized cost. Because the decline in market value is attributable to changes in interest rates, the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     ASSET-BACKED SECURITIES: The unrealized losses on these investments are principally due to changes in interest rates. The Company measures it asset-backed portfolio for impairments based on the security's credit rating and whether it has an unrealized loss. Where the securities fair value is below its amortized cost and there are negative changes in estimated future cash flows, the securities are deemed impaired and a realized loss is recognized in net income in the accompanying Statement of Income.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available-for-sale investments are included in the accompanying Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in net investment gains

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS (LOSSES) -- (CONTINUED)

(losses) in the accompanying Statement of Income. The amounts for the years ended December 31, 2004, 2003 and 2002 are as follows (in millions):

                                                         2004    2003    2002
                                                         ----    ----    -----
Net unrealized investment gains (losses), beginning of
  the year                                               $590    $451    $ 104
                                                         ----    ----    -----
Changes in net unrealized investment gains (losses)
  attributable to:
  Investments:
     Net unrealized investment gains arising during the
       period                                              51     132      663
     Less: Reclassification adjustments for gains
       (losses) included in net income                     57      18        9
                                                         ----    ----    -----
     Change in net unrealized investment gains
       (losses), net of adjustments                        (6)    114      654
Impact of net unrealized investment gains (losses) on:
  Policyholders' account balances and future policy
     benefits                                              (7)     26      (15)
  Deferred policy acquisition costs                        62      (1)    (289)
  Other assets (deferred sales inducements)                14      --       --
                                                         ----    ----    -----
Change in net unrealized investment gains (losses)         63     139      350
                                                         ----    ----    -----
Transfer of Taiwan branch to an affiliated company         --      --       (3)
                                                         ----    ----    -----
Net unrealized investment gains (losses), end of year    $653    $590    $ 451
                                                         ====    ====    =====

     Net unrealized gains on investments reported in the preceding table for the years ended December 31, 2004, 2003 and 2002 are net of income tax expense of $27 million, $71 million and $357 million, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2004, 2003 and 2002 are net of income tax expense of $31 million, $10 million and $5 million, respectively.

     Policyholders' account balances and future policy benefits reported in the preceding table for the years ended December 31, 2004, 2003 and 2002 are net of income tax (benefit) expense of $(4) million, $14 million and $(8) million, respectively.

     Deferred policy acquisition costs in the preceding table for the years ended December 31, 2004, 2003 and 2002 are net of income tax expense (benefit) of $33 million, $0 million and $(156) million, respectively.

     Other assets (deferred sales inducements) in the preceding table for the year ended December 31, 2004 is net of income tax expense of $8 million.

     On July 1, 2002, the cumulative unrealized gain associated with the Taiwan branch was transferred to an affiliated company as described in Note
12 -- Related Party Transactions.

NOTE 5 -- POLICYHOLDERS' LIABILITIES

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances at December 31, 2004 and 2003 were as follows (in millions):

                                                              2004       2003
                                                             -------    -------
Deferred annuities                                           $18,840    $15,733
Universal life contracts                                      15,681     13,457
Other                                                            194        176
                                                             -------    -------
  Total Policyholders' Account Balances                      $34,715    $29,366
                                                             =======    =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

POLICYHOLDERS' ACCOUNT BALANCES -- (CONTINUED)

     Policyholders' account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable. This liability also includes a liability for amounts that have been assessed to compensate the insurer for services to be performed over future periods. For deferred annuities, account value approximates fair value.

     The following table highlights the interest rate assumptions generally utilized in calculating policyholders' account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2004:

PRODUCT                          INTEREST RATE    WITHDRAWAL/SURRENDER CHARGES
-------                          --------------  -------------------------------
Deferred annuities               2.10% to 7.15%  Surrender charges 0% to 10% for
                                                 up to 10 years.
Universal life contracts         3.40% to 6.69%  Various up to 19 years.

FUTURE POLICY BENEFITS

     Future policy benefits at December 31, 2004 and 2003 were as follows (in millions):

                                                               2004      2003
                                                              ------    ------
Life insurance:
  Taiwan business -- 100% coinsured                           $1,021    $  716
  Other life                                                      46        55
                                                              ------    ------
     Total life insurance                                      1,067       771
Individual annuities                                             293       256
                                                              ------    ------
  Total Future Policy Benefits                                $1,360    $1,027
                                                              ======    ======

     The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2004:

PRODUCT                                  MORTALITY            INTEREST RATE         ESTIMATION METHOD
-------                        -----------------------------  -------------   -----------------------------
Life insurance:                Based upon pricing              3.7% - 7.5%    Net level premium reserve
  Taiwan business --           assumptions at time of policy                  taking into account death
  100% coinsured               issuance with provision for                    benefits, lapses and
                               adverse deviations ("PAD").                    maintenance expenses with
                                                                              PAD.
Individual payout annuities    Based upon pricing              5.5% - 9.5%    Present value of expected
                               assumptions at time of policy                  future payments at a rate
                               issuance with PAD.                             expected at issue with PAD.

GUARANTEED MINIMUM BENEFITS

     At December 31, 2004 and 2003, the Company had the following variable contracts with guarantees. (Note that the Company's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit ("GMDB") in excess of the current account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as the guaranteed minimum accumulation benefit ("GMAB") minus the current account balance.

VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB

     The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:

          a) Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals)

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB -- (CONTINUED)

          b) Ratchet: the benefit is greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals)

     The following chart provides the account value, net amount at risk and average attained age of contractholders at December 31, 2004 for GMDB's and GMAB's ($ in millions):

                                              RETURN OF NET DEPOSITS           RATCHET
                                         --------------------------------   --------------
                                             IN THE       ACCUMULATION AT       IN THE
                                         EVENT OF DEATH   SPECIFIED DATE    EVENT OF DEATH
                                             (GMDB)           (GMAB)            (GMDB)
                                         --------------   ---------------   --------------
Account value                                $3,412            $574            $12,166
Net amount at risk                           $   49            $  3            $   475
Average attained age of contract
  holders                                        56              --                 57

     The following summarizes the liabilities for guarantees on variable contracts reflected in the general account in future policy benefits in the accompanying Balance Sheet:

                                                GUARANTEED     GUARANTEED
                                                 MINIMUM        MINIMUM
                                                  DEATH       ACCUMULATION
                                                 BENEFIT        BENEFIT
                                                  (GMDB)         (GMAB)       TOTALS
                                                ----------    ------------    ------
Balance at January 1, 2004                         $29             $2          $31
  Incurred guarantee benefits                        1              1            2
  Paid guarantee benefits                           (7)            --           (7)
                                                   ---             --          ---
Balance at December 31, 2004                       $23             $3          $26
                                                   ===             ==          ===

     For guaranteed minimum accumulation benefits, incurred guaranteed minimum benefits incorporates all changes in fair value other than amounts resulting from paid guarantee benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the GMDB liability at December 31, 2004:

     - Data used was 1,000 stochastically generated investment performance scenarios.

     - Mean investment performance assumption ranged from 6.53% to 6.89%.

     - Volatility assumption was 15%.

     - Mortality was assumed to be 90% of the Annuity 2000 table.

     - Lapse rates vary by contract type and duration and range from 1% to 20%, with an average of 4%.

     - Discount rates ranged from 5.89% to 7.61%.

     The following table presents the aggregate fair value of assets, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB and GMAB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB -- (CONTINUED)

GMAB guarantees in each contract, the GMDB and GMAB amounts listed are not mutually exclusive (in millions):

                                                              DECEMBER 31, 2004
                                                              -----------------
                                                                GMDB      GMAB
INVESTMENT FUND OPTION:                                       --------    -----
Equity                                                        $ 6,418     $344
  Fixed income                                                  2,331      107
  Balanced                                                      1,683       62
  Other                                                         4,961       62
                                                              -------     ----
     Total                                                    $15,393     $575
                                                              =======     ====

NO LAPSE GUARANTEE

     The no lapse guaranteed feature contained in variable and interest-sensitive life insurance policies keeps these policies in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

     The following table summarizes the no lapse guarantee liabilities reflected in the General Account in future policy benefits on the accompanying Balance Sheet (in millions):

                                                              NO LAPSE
                                                              GUARANTEE
                                                                (NLG)
                                                              ---------
Balance at January 1, 2004                                       $--
  Impact of adoption of SOP 03-01                                  5
  Other changes in reserve                                         6
                                                                 ---
Balance at December 31, 2004                                     $11
                                                                 ===

NOTE 6 -- SEPARATE ACCOUNTS

     The Company maintains twenty separate accounts for its variable deferred annuity and variable life products; nine of these are registered with the Securities and Exchange Commission. The assets of these separate accounts represent investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds. The assets in separate accounts for December 31, 2004 and 2003 are as follows:

                                                              2004       2003
                                                             -------    -------
Registered                                                   $12,615    $10,807
Non-registered                                                    89         59
                                                             -------    -------
  Total separate account assets                              $12,704    $10,866
                                                             =======    =======

     As discussed in Note 2 -- Significant Accounting Policies, the Company adopted SOP 03-01. Upon adoption at January 1, 2004, the Company reclassified $768 million of separate account assets to general account assets and $680 million of separate account liabilities to policyholders' account balances and other liabilities.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs ("DAC") for the years ended December 31, 2004, 2003 and 2002 was as follows (in millions):

                                                      2004      2003      2002
                                                     ------    ------    ------
Balance at beginning of year                         $2,180    $1,781    $1,887
  Reclassification due to adoption of SOP 03-01        (156)       --        --
  Current year additions                                586       645       630
  Amortized during year                                (268)     (245)     (189)
  Adjustment for change in unrealized investment
     gains                                               95        (1)     (445)
  Transfer of Taiwan branch to an affiliated
     company                                             --        --      (102)
                                                     ------    ------    ------
Balance at end of year                               $2,437    $2,180    $1,781
                                                     ======    ======    ======

     As discussed in Note 2 -- Significant Account Policies, effective January 1, 2004, the Company adopted SOP 03-01. The Company reclassified $156 million in capitalized sales inducements from DAC to Other Assets on the accompanying Balance Sheet.

     On July 1, 2002, the assets and liabilities including deferred policy acquisition costs associated with the Taiwan branch were transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense (benefit) included in the accompanying Statement of Income was as follows (in millions):

                                                           2004    2003    2002
                                                           ----    ----    ----
Current:
  Federal                                                  $ 85    $ 94    $(1)
  State and local                                             2       5      1
                                                           ----    ----    ---
                                                             87      99     --
Deferred:
  Federal                                                    63      17     (1)
                                                           ----    ----    ---
Income tax expense/(benefit)                               $150    $116    $(1)
                                                           ====    ====    ===

     The components of the net deferred tax liability as of December 31, 2004 and 2003 were as follows (in millions):

                                                               2004      2003
                                                              ------    ------
Deferred tax assets:
  Future policyholder benefits                                $  550    $  534
  Employee and agents benefits                                    69        62
                                                              ------    ------
     Gross deferred tax assets                                   619       596
                                                              ------    ------
Deferred tax liabilities:
  Deferred policy acquisition costs                              646       517
  Investments                                                    521       526
  Other                                                            4         9
                                                              ------    ------
     Gross deferred tax liabilities                            1,171     1,052
                                                              ------    ------
       Net deferred tax liability                             $  552    $  456
                                                              ======    ======

     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Set forth below is a reconciliation of the statutory Federal income tax rate to the effective tax rate for 2004, 2003 and 2002:

                                                           2004    2003    2002
                                                           ----    ----    -----
Statutory Federal income tax rate                          35.0%   35.0%    35.0%
True down of prior year equity base tax                      --      --    (22.9)
Tax exempt income                                          (1.9)   (2.8)    (6.0)
Foreign branch termination                                   --      --     (3.8)
Other                                                      (0.3)   (1.2)    (2.9)
                                                           ----    ----    -----
Effective tax rate                                         32.8%   31.0%    (0.6)%
                                                           ====    ====    =====

     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2004 and 2003, the Company had recorded an income tax receivable from New York Life of $49 million and $38 million, respectively, included in Other Assets on the accompanying Balance Sheet.

     The Company's federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1998 and has begun auditing tax years 1999 through 2001. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

     As discussed in Note 2 -- Significant Accounting Policies, the Company's equity base tax was suspended for the three year period beginning 2001 and permanently repealed effective with the tax year beginning after December 31, 2004. The Company accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount was released in 2002 and reflected as an adjustment to 2002 current income tax expense (benefit) in the accompanying Statement of Income. No equity base tax was accrued for in 2004.

NOTE 9 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to significant losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 61% of the reinsurance ceded to non-affiliates at December 31, 2004.

     In December 2004, the Company reinsured 90% of a block of inforce life insurance business, consisting of Universal Life, Variable Universal Life (VUL), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the General Account and modified coinsurance (MODCO) for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders' account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under B36, the Funds Withheld and the MODCO treaties, along with the experience rating refund, represent embedded derivatives which are required to be carried at fair value. The fair value of these embedded derivatives at December 31, 2004 is $0 million.

     In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 9 -- REINSURANCE -- (CONTINUED)

     As discussed in Note 12 -- Related Party Transactions, the transfer of the Company's insurance book of business associated with the Company's Taiwan branch, effective July 1, 2002, is accounted for as a long-duration coinsurance transaction.

     The effects of all reinsurance for the years ended December 31, 2004, 2003 and 2002 were as follows (in millions):

                                                        2004     2003     2002
                                                       ------    -----    ----
Premiums:
  Direct                                               $  171    $ 174    $225
  Assumed                                                   1       --      --
  Ceded                                                  (143)    (171)    (81)
                                                       ------    -----    ----
Net premiums                                           $   29    $   3    $144
                                                       ======    =====    ====
FAS 97 fee income ceded                                $  111    $  98    $ 83
                                                       ======    =====    ====
Policyholders' benefits ceded                          $  221    $ 108    $ 79
                                                       ======    =====    ====
Increase in ceded liabilities for future policyholder
  benefits                                             $    7    $   6    $ (1)
                                                       ======    =====    ====
Amounts recoverable from reinsurer                     $5,935    $ 788    $695
                                                       ======    =====    ====
Amounts payable to reinsurer                           $4,553    $  16    $ 12
                                                       ======    =====    ====
Other liabilities (deferred gain)                      $  244    $  --    $ --
                                                       ======    =====    ====

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency and market risk. These derivative financial instruments include interest rate options and interest rate and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counter-parties and does not expect the counter-parties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counter-parties within specified dollar limits and assessing the future creditworthiness of counter-parties. The Company uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with counter-parties. The credit support annex requires that a swap counterparty post collateral to secure that portion of its anticipated swap obligation in excess of a specified threshold. The threshold declines with a decline in the counter-parties' rating. Collateral received is invested in short-term investments.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

     For fair value hedges, the Company generally uses a qualitative assessment to measure hedge effectiveness. For cash flow hedges of interest rate risk, the Company uses either qualitative assessment, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cash flows method is used to measure hedge ineffectiveness when appropriate. The

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT -- (CONTINUED)

Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires or is sold, terminated, or exercised, (iii) the derivative is de-designated as a hedge instrument, (iv) it is probable that the forecasted transaction will not occur, or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). The Company's cash flow hedges primarily include hedges of floating rate available-for-sale securities. During 2004 and 2003, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There were $182 million and $224 million in notional value of cash flow hedges at December 31, 2004 and December 31, 2003, respectively. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2004 and 2003 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $0 million and $4 million, respectively.

     For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in net investment losses, together with changes in the fair value of the related hedged item. The net amount, representing hedge ineffectiveness, is reflected in earnings.

     Fair value hedge accounting is discontinued immediately when it is determined that the derivative no longer qualifies as an effective fair value hedge. The derivative will continue to be carried on the balance sheet at its fair value, but the changes in the fair value of the hedged asset or liability will no longer offset the changes in the fair value of the derivative. The Company held no fair value hedges at December 31, 2004 and 2003.

     Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains (losses). The Company has derivative instruments that do not qualify for hedge accounting treatment, which include interest rate options and various interest rate swaps. There were $6 billion and $4 billion in notional value of non-qualifying hedges at December 31, 2004 and December 31, 2003, respectively.

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value. As of December 31, 2004 and 2003, there were no such embedded derivatives that could not be separated from their host contracts.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     The Company is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company is not aware of, nor has it received notification of any significant insolvency by insurance companies.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2004 and 2003, $1,082 million and $1,424 million, respectively, of the Company's fixed maturity securities were on loan to others. Collateral on loan securities is obtained in accordance with our policy disclosed in Note 2 -- Significant Accounting Policies. The fair value of securities loaned is monitored, with additional collateral obtained, as necessary. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

     At December 31, 2004 and 2003, the Company recorded cash collateral received under these agreements of $1,105 million and $1,474 million, respectively, and established a corresponding liability for the same amount included in other liabilities in the accompanying Balance Sheet.

     The Company enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, the Company obtains the use of funds from a broker for generally one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2004 of $1,021 million ($155 million at December 31, 2003) approximates fair value. The investments acquired with the funds received from the securities sold are included in both fixed maturities and cash and cash equivalents in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $585 million, $559 million and $537 million for the years ended December 31, 2004, 2003 and 2002, respectively, are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, the Company is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. The Company was allocated $30 million for its share of the net periodic

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

post-retirement benefits expense in 2004 ($27 million and $13 million in 2003 and 2002, respectively) and an expense of $1 million in 2004 ($(2) million in 2003 and 2002) for the post-employment benefits expense under the provisions of the service agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     The Company has entered into an investment advisory and administrative services agreement with New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2004, 2003 and 2002, the total cost for these services amounted to $31 million, $23 million and $29 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYLIM has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYLIM for the years ended December 31, 2004, 2003 and 2002 of $11 million, $9 million and $9 million, respectively.

     At December 31, 2004 and 2003, the Company had a net liability of $202 million and $186 million, respectively, for the above described services which are included in other liabilities in the accompanying Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     The Company is the obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.32% to 7.81%. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2004 and 2003, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Balance Sheet amounted to $3,712 million and $3,306 million, respectively.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2004 and 2003, the amount of outstanding reserves on these contracts included in future policy benefits was $180 million and $178 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company recorded commission expense to NYLIFE Securities' registered representatives of $94 million, $89 million and $71 million, for the years ended December 31, 2004, 2003 and 2002, respectively.

     The Company has a credit agreement with New York Life wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2004 and December 31, 2003.

     The Company also has a credit agreement with New York Life in which the Company can borrow up to $490 million. No outstanding balance was due to New York Life at December 31, 2004 and December 31, 2003. Interest expense for 2004, 2003 and 2002 was less than $1 million.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

     As an alternative credit facility to the foregoing credit arrangement with New York Life, on December 23, 2004, the Company entered into a credit agreement with New York Life Capital Corporation, an indirect wholly owned subsidiary of New York Life, in which the Company can borrow up to $490 million. As of December 31, 2004, a $233 million outstanding balance was due to New York Life Capital Corporation (with various maturities through February 3, 2005) and is included in other liabilities. Interest expense for 2004 was less than $1 million.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2004 and 2003, the Company had recorded a receivable from MCF, included in other assets, of $5 million and $23 million, respectively. The Company received interest payments from MCF of $2 million and less than $1 million for the years ended December 31, 2004 and 2003, respectively.

     Effective July 1, 2002, the Company transferred $37 million in net assets associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life.

     The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected on the Company's Statement of Income. Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                          2004     2003
                                                         ------    ----
Amounts recoverable from reinsurers                      $1,021    $716
Premiums ceded                                              130     171
Benefits ceded                                               81      38

     The Company received a capital contribution of $500 million in 2003 from its parent company, New York Life.

     The Company has issued various Corporate Owned Life policies to New York Life, including $527 million sold during 2004, for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2004 and 2003, the Company recorded liabilities of approximately $1,798 million and $1,138 million, respectively, which are included in policyholders' account balances and separate account liabilities on the accompanying Balance Sheet.

     The Company has also issued various Corporate Owned Life policies to separate Voluntary Employees' Beneficiary Association (VEBA) trusts formed for the benefit of New York Life's retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2004 and 2003, policyholders' account balances and separate account liabilities related to these policies aggregated $267 million and $252 million, respectively.

     The Company has an agreement with NYLINK Insurance Agency Incorporated ("NYLINK), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company's products through NYLINK's subagents. For the year ended December 31, 2004, the Company recorded commission and fee expense to NYLINK agents of $7 million.

     Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (see Note 9 - Reinsurance for more details).

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $98 million, $173 million and $30 million during 2004, 2003 and 2002, respectively.

     Total interest paid was $10 million, $10 million and $7 million during 2004, 2003 and 2002, respectively.

     Non-cash financing activity in 2002 consists of the transfer of $79 million in net liabilities associated with the Taiwan branch to an affiliated company (see Note 12 - Related Party Transactions).

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2004 and 2003, statutory stockholder's equity was $2,009 million and $1,882 million, respectively. Statutory net income/(loss) for the years ended December 31, 2004, 2003 and 2002 was $224 million, $20 million and $(95) million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. No dividends were paid or declared for the years ended December 31, 2004, 2003 and 2002. As of December 31, 2004, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $574 million. The maximum amount of dividends that may be paid in 2005 without prior approval is $228 million.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

In our opinion, the accompanying balance sheet and the related statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation (the "Company") at December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
New York, NY
February 28, 2005